Exhibit 10.11

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Development and Option Agreement

by and between

CureVac AG

and

Acuitas Therapeutics Inc.

dated

APRIL 29, 2016

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY 29 APRIL 2016

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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(continued)

3

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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(continued)

Page

10.9	Assignment	43
10.10	Notices	43
10.11	Amendment and Waiver	43
10.12	Severability	43
10.13	Entire Agreement	44
10.14	Force Majeure	44

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Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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List of Exhibits

Exhibit 1.1	Patents in the Acuitas Background Technology
Exhibit 1.31	Exclusive License Agreement
Exhibit 1.54	Non-exclusive License Agreement
Exhibit 3.1(a)	Work Plan
Exhibit 3.1(f)	Technology Transfer Agreement
Exhibit 4.2A	Target Reservation Request Form
Exhibit 4.2B	Vaccine Target Reservation Request Form

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Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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Development and Option Agreement

This Development and Option Agreement (this “Agreement”), dated as of April 29, 2016 (the “Effective Date”), is made by and between CureVac AG, a German stock corporation with offices at Paul- Ehrlich-Strasse 15, 72076 Tubingen, Germany (“CureVac”), and Acuitas Therapeutics Inc., a British Columbia corporation (“Acuitas”). Each of CureVac and Acuitas may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Acuitas has expertise and intellectual property relating to the development of LNP Technologies (as defined below);

WHEREAS, CureVac has expertise and intellectual property relating to mRNA Constructs (as defined below); and

WHEREAS, the Parties believe that certain proprietary Acuitas LNP Technology (as defined below) could be useful for the formulation and delivery of CureVac’s proprietary mRNA Constructs; and

WHEREAS, the Parties are interested in evaluating the development of products incorporating Acuitas LNP Technology and CureVac Technology (as defined below), and Acuitas wishes to grant to CureVac, and CureVac wishes to obtain, an option to obtain a license under the Acuitas LNP Technology to develop and commercialize one or more specific products of CureVac, all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

Definitions

The following terms and their correlatives will have the following meanings:

1.1           “Acuitas Background Technology” means any and all LNP Technology that is Controlled by Acuitas or any of its Affiliates as of the Effective Date or during the Term, but excluding any Acuitas Program Know-How and Acuitas Program Patents, and necessary or useful for the research, development, manufacturing and commercialization of Licensed Products. For the avoidance of doubt, the rights granted to Acuitas [*****] shall not fall under this definition. The Patents and Know-How comprised in the Acuitas Background Technology as of the Effective Date are listed in Exhibit 1.1 attached hereto.

1.2           “Acuitas Indemnitees” has the meaning set forth in Section 8.7(b).

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1.3           “Acuitas LNP Technology” means the Acuitas Background Technology and the Acuitas Program Technology.

1.4           “Acuitas Program Know-How” means any and all Program Know-How owned by Acuitas in accordance with Section 6.2, including Acuitas’ right and interest in any Jointly-Owned Program Know-How (as defined in Section 6.2(c)).

1.5           “Acuitas Program Patents” means any and all Patents that claim any of the Acuitas Program Know-How, including Acuitas’ right and interest in any Jointly-Owned Program Patents (as defined in Section 6.2(c)).

1.6           “Acuitas Program Technology” means the Acuitas Program Know-How and the Acuitas Program Patents. For clarity, all Acuitas Program Technology will be “Controlled” by Acuitas for purposes of this Agreement.

1.7           “Acuitas Work Plan Leader” has the meaning set forth in Section 2.1.

1.8           “[*****] Target” has the meaning as defined in Section 1.60 below.

1.9           “Affiliate” of a person or entity means any other entity which (directly or indirectly) is controlled by, controls or is under common control with such person or entity. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to an entity will mean (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests with the power to direct the management and policies of such entity, provided that if local Law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Law, be owned by foreign interests. Regarding CureVac, Affiliate shall not include Mr. Hopp and dievini Hopp BioTech holding GmbH & Co. KG and/or any other entity controlled by Mr. Hopp and/or dievini Hopp BioTech holding GmbH & Co. KG.

1.10        “Agreement” has the meaning set forth in the Preamble

1.11        “Approved Partner” means with respect to any Third Party to whom CureVac wishes to disclose Acuitas Confidential Information or transfer Acuitas LNP Technology or Materials provided by Acuitas to CureVac, (i) [*****] or (ii) any Third Party providing services set forth in the Work Plan to CureVac.

1.12        “Bankrupt Party” has the meaning set forth in Section 9.4(b).

1.13        “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.14        “Change of Control” with respect to Acuitas, shall be deemed to have occurred if during the Term (i) any person or entity is or becomes the “beneficial owner”, directly or indirectly, of shares of capital stock or other interests (including partnership interests) of Acuitas then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions of Acuitas representing fifty percent (50%) or more of the total voting power of all outstanding classes of voting stock of Acuitas or has the power, directly or indirectly, to elect a majority of the members of the Acuitas’ board of directors, or similar governing body; or (ii) Acuitas enters into a merger, consolidation or similar transaction with another person or entity; or (iii) Acuitas sells or transfers to any Third Party, in one (1) or more related transactions, properties or assets representing all or substantially all of Acuitas’ consolidated total assets to which this Agreement relates;or (iv) the holders of capital stock of Acuitas approve a plan or proposal for the liquidation or dissolution of Acuitas.

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1.15        “Concurrent Reserved List Limits” has the meaning set forth in Section 4.2(d).

1.16        “Confidential Information” has the meaning set forth in Section 7.1.

1.17        “Contract Year” will refer to the twelve (12)-month period beginning with the Effective Date and on each anniversary thereafter.

1.18        “Control” or “Controlled” means with respect to Technology, a Party owns or has a license to use and practice such intellectual property right without violating the terms of any agreement with any Third Party and without owing any milestone, royalty or other monetary obligations to a Third Party.

1.19        “CureVac Background Technology” means any and all mRNA Technology that is owned or licensed by CureVac or any of its Affiliates as of the Effective Date or during the Term, but excluding any CureVac Program Know-How and CureVac Program Patents, and necessary or useful for the research, development, manufacturing and commercialization of a Licensed Product.

1.20        “CureVac Indemnitees” has the meaning set forth in Section 8.7(a).

1.21        “CureVac Program Know-How” means any and all Program Know-How owned by CureVac in accordance with Section 6.2, including CureVac’s right and interest in any Jointly-Owned Program Know-How.

1.22        “CureVac Program Patents” means any and all Patents that claim any of the CureVac Program Know-How, including CureVac’s right and interest in any Jointly-Owned Program Patents (as defined in Section 6.2(c)).

1.23        “CureVac Program Technology” means the CureVac Program Know-How and the CureVac Program Patents. For clarity, all CureVac Program Technology will be “Controlled” by CureVac for purposes of this Agreement.

1.24        “CureVac Technology” means, collectively, CureVac Background Technology and CureVac Program Technology.

1.25        “CureVac Work Plan Leader” has the meaning set forth in Section 2.1.

1.26        “Diligent Efforts” means, with respect to the efforts to be expended by each Party with respect to any activity set forth in the Work Plan, active and sustained efforts to conduct the applicable activity, or to attempt to achieve the applicable requirement or goal, in a prompt and expeditious manner, as is reasonably practicable under the circumstances consistent with the Work Plan (including the level of FTE funding and budget for out-of-pocket and Third Party contractors set forth therein) and the terms of this Agreement.

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1.27        “Disclosing Party” has the meaning set forth in Section 7.1.

1.28        “[*****] Technology” is an Improvement to [*****] at the time such Improvement is discovered, created, conceived, developed or reduced to practice.

1.29        “Effective Date” has the meaning set forth in the Preamble.

1.30        “Escrow Agent” shall mean a partner with [*****] the agent selected by Acuitas in good faith to maintain in confidence the Restricted Target List and to respond to CureVac’s Target Notices on behalf of Acuitas. All costs and expenses incurred through the Escrow Agent will be borne by Acuitas.

1.31        “Exclusive License Agreement” means an exclusive license agreement in the form attached hereto as Exhibit 1.31.

1.32        “Executive Officers” has the meaning set forth in Section 2.2(d).

1.33        “FTE” means a full-time person, or more than one person working the equivalent of a full-time person, where “full-time” is determined by the standard practices in the biopharmaceutical industry in the geographic area in which such personnel are working, but includes at least [*****] hours per year, and includes the performance of the Works and Services and scientific management oversight as reasonably required but, for clarity, excludes the manufacture of Formulated Product for research and clinical activities as set forth in the Work Plan. In no event shall one person be counted as more than one FTE.

1.34        “FTE Costs” mean the actual FTEs employed by Acuitas in the conduct of the Works and Services multiplied by an annual rate per FTE equal to [*****]. Such FTE Costs represent reimbursement for all costs of providing the Works and Services (including salaries, benefits, lab supplies, reagents, equipment and overhead, as well as other G&A costs).

1.35        “Formulated Product” means product produced by Acuitas in accordance with the Work Plan that incorporates CureVac mRNA Constructs formulated with Acuitas LNP Technology.

1.36        “Formulated Product Fee” means the fees to be charged by Acuitas for supply of Formulated Product to CureVac under this Agreement, which fees are set forth in the Work Plan and will include all costs of materials used in the Formulated Product or its manufacture. In no event will the Formulated Product Fees include any costs otherwise reimbursed by CureVac or the cost of any Formulated Product manufactured by a GMP manufacturer under any technology transfer from Acuitas pursuant to Section 3. HO-

1.37        “Improvement” means, with respect to the [*****] any change, modification, variation or revision of such Technology, whether patentable, copyrightable or not

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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1.38        “Indemnified Party” has the meaning set forth in Section 8.7(c).

1.39        “Indemnification Claim Notice” has the meaning set forth in Section 8.7(c).

1.40        “JDC” has the meaning set forth in Section 2.2(a).

1.41        “JDC Deadlock” has the meaning set forth in Section 2.2(d).

1.42        “Know-How” means all commercial, technical, scientific and other know-how and information, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols), in all cases, provided it is confidential and proprietary, and regardless of whether patentable, in written, electronic or any other form now known or hereafter developed.

1.43        “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

1.44        “License Agreement” means either an Exclusive License Agreement or Non-exclusive License Agreement.

1.45        “Licensed Product” means (i) [*****] product comprised of Lipid Nanoparticles (LNP) containing [*****] mRNA Constructs intended [*****] where the Target is selected from the Targets available to CureVac on the Reserved Target List and where such product is derived from, is based on, or utilizes any Acuitas LNP Technology; and/or (ii) [*****] Licensed Vaccine Product. If a given protein, e.g., an antibody comprises separated amino acid-chains, or a given Vaccine comprises multiple antigens or antibodies, which may be delivered as separated mRNA Constructs (combined in one LNP or delivered in separated LNPs), such product would be considered as one Licensed Product. For the avoidance of doubt, the term Licensed Product in respect of a given Target encompasses all variants of such Target, including the wild types, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been made (for example, mutated versions, derivatives or fragments) and species homologs and orthologs thereof, provided, however, that any such naturally occurring variant, engineered variant or species homolog or ortholog possesses substantially similar biological activity to such Target(s) (for example antigenicity in case of antigens).

1.46        “Licensed Vaccine Product” means [*****] product that is comprised of Lipid Nanoparticles (LNP) containing [*****] mRNA Constructs intended to express a [*****] Target and the [*****] Targets selected from the Targets available to CureVac on the Reserved Target List, in any combination, if any, and where such product is a Vaccine and is derived from, is based on, or utilizes any Acuitas LNP Technology. Licensed Vaccine Products may consist of [*****] mRNA Constructs encoding for the [*****] Target and [*****] Targets each of which is reserved pursuant to Article 4.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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1.47        “LNP Technology” means Technology that claim, embody or incorporate delivery systems (and components thereof) based on or incorporating lipid nanoparticles.

1.48        “Losses” has the meaning set forth in Section 8.7(a).

1.49        “Mammalian Target” means a Target that is encoded by and expressed by a mammal including a human. For clarity all Targets that are antibodies are “Mammalian Targets”.

1.50        “Material Transfer Agreements” means the [*****] both as amended from time to time.

1.51        “Materials” means any tangible chemical or biological material, including any compounds, LNP, DNA, RNA (including mRNA), clones, cells, and any expression product, progeny, derivative or other improvement thereto, along with any tangible chemical or biological material embodying any Know-How, Controlled by a Party.

1.52        “tnRNA Construct” means any mRNA construct for the expression of a protein, including the sequence of such construct (which potentially comprises one (1) or more of a cap, 5’ UTR, the associated open reading frame, 3’UTR and a poly A tail), the chemistry of natural and non-natural nucleic acids, and other chemical modifications associated with such construct.

1.53        “mRNA Technology” means Technology that claims, embodies or incorporates expression systems (and components thereof), based on or incorporating mRNA.

1.54        “Non-exclusive License Agreement” means a non-exclusive license agreement in the form attached hereto as Exhibit 1.54.

1.55        “Non-Mammalian Target” means a Target that is encoded by and expressed by a non-mammalian organism.

1.56        “Option” has the meaning set forth in Section 5.1.

1.57        “Option Exercise Fee” means with respect to each Non-exclusive License Agreement for which CureVac has exercised the Option to enter into in accordance with Article 5, [*****] dollars (US[*****]) and with respect to each Exclusive License Agreement for which CureVac has exercised the Option to enter into in accordance with Article 5, three hundred thousand dollars (US$300,000). In addition, in the event that upon Option exercise a Licensed Agreement includes more than [*****] Targets, each [*****] Target in [*****] will have an additional Option Exercise Fee under a Non-exclusive License Agreement of [*****] US Dollars (US[*****]) if it is a [*****] or [*****] US Dollars (US[*****]) if it is a [*****] and under an Exclusive License Agreement an additional Option Exercise Fee of [*****] dollars [*****] if it is a [*****] or [*****] dollars (US$[*****]) if it is a [*****].

1.58        “Option Notice” has the meaning set forth in Section 5.1.

1.59        “Option Period” has the meaning set forth in Section 5.1.

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1.60        “Patent(s)” means an (i) issued patent, a patent application, and a future patent issued from any such patent application, (ii) a future patent issued from a patent application filed in any country worldwide which claims priority from a patent or patent application of (i), and (iii) any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, utility models, supplementary protection certificates and renewals based on any patent or patent application under (i) or (ii), but not including any rights that give rise to regulatory exclusivity periods (other than supplementary protection certificates, which will be treated as “Patents” hereunder).

1.61        “Pre-Existing Restrictions” means, with respect to a Target proposed for inclusion on the Reserved Target List pursuant to Section 4.2(b), that Acuitas or its Affiliates have granted to a Third Party with respect to a Target for which CureVac requests in the case of an exclusive reservation, a non-exclusive or exclusive license or option or in the case of a non-exclusive reservation, an exclusive license or option in each case pursuant to a bona fide written agreement that is executed in good faith in the ordinary course of business prior to the date of the Target Notice and that is still in effect on such date, to develop and commercialize a product that is comprised of Lipid Nanoparticles (LNP) containing a mRNA Construct encoding such Target or a Third Party has delivered a Target Notice with respect to such Target prior to the Target Notice by CureVac and has subsequently elected to enter into a bona fide written agreement that is executed in good faith in the ordinary course of business.

1.62        “[*****] Target” will mean the designated [*****] Target of a Licensed Vaccine Product. Each [*****] Target encoded for in the Licensed Vaccine Product will be termed an “[*****] Target”.

1.63        “Program” means the program of activities using Acuitas LNP Technology and CureVac Technology for the development of Licensed Products incorporating CureVac’s mRNA Constructs that the Parties engage in under this Agreement pursuant to the Work Plan.

1.64        “Program Improvement Technology” means Program Technology which constitutes an Improvement to either Party’s or both Parties’ Technology at the time such Improvement is discovered, created, conceived, developed or reduced to practice. Program Improvement Technology will be either Sole Improvement Technology or Dual Improvement Technology. For the avoidance of doubt, Program Improvement Technology will not include any Improvement arising out of a Party’s internal research and development efforts or collaborations with Third Parties, in each case conducted outside of the Program; provided that such Improvement is not developed using or with reference to the Technology, Confidential Information or Material of the other Party.

1.65        “Program Know-How” means all Know-How, including Know-How embodied in Materials, created, conceived, developed or reduced to practice in connection with activities performed pursuant to the Work Plan or using Formulated Product as set forth in the Work Plan under this Agreement (whether solely by or on behalf of one Party or jointly by or on behalf of the Parties).

1.66        “Program Technology” means all Program Know-How and all Patents directed to or disclosing such Program Know-How.

1.67        “Receiving Parly” has the meaning set forth in Section 7.1.

1.68        “Records” has the meaning set forth in Section 3.3(a).

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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1.69        “Reserved Target” means a Target with respect to which CureVac shall have delivered to the Escrow Agent a Target Reservation Request and in response thereto the Escrow Agent shall have delivered to CureVac a Target Response Notice under Section 4.2(c)(i) for such Target to become a Reserved Target. A Reserved Target that is replaced pursuant to Section 4.2 will no longer be deemed a Reserved Target. For avoidance of doubt: (i) the term Reserved Target includes all variants of such Target, including the wild types, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been made (for example, mutated versions, derivatives or fragments) and species homologs and orthologs thereof, provided however that any such naturally occurring variant, engineered variant or species homolog or ortholog possesses substantially similar biological activity to such Target(s) (for example antigenicity in case of antigens); and (ii) if a given protein, e.g., an antibody comprises separated amino acid chains which might be delivered by separated mRNA Constructs such proteins would be defined as one Reserved Target.

1.70        “Reserved Target List” means collectively, the list of all Reserved Targets.

1.71        “Restricted Target List” has the meaning set forth in Section 4.2(a).

1.72        “Sole Improvement Technology” means, without regard to inventorship, an Improvement to one Party’s Technology that is not also an Improvement to the other Party’s Technology at the time such Improvement is discovered, created, conceived, developed or reduced to practice.

1.73        “Target” means either: (a) [*****] naturally occurring human protein encoded by a specific gene locus, as identified by the applicable transcript identifier (i.e., [*****]), gene identifier (i.e., [*****]), gene name and synonyms and DNA sequence coordinates, together with all variants of such protein, including the wild type, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been introduced (for example, mutated versions, derivatives or fragments), and species homologs, orthologs thereof, provided however that any such naturally occurring variant, engineered variant, or species homolog or ortholog possesses substantially similar biological activity to the naturally occurring human protein (for example immunogenicity in case of antigens); or (b) [*****] protein that is not covered by subclause (a) above, together with any variants, mutated versions, derivatives or fragments of such protein, provided that any such variant, mutated version, derivative or fragment [*****]. If a given protein, e.g., an antibody comprises separated amino acid chains which might be delivered by separated mRNA Constructs such proteins would be defined as one Target.

1.74        “Target Notice” has the meaning set forth in Section 4.2(b).

1.75        “Target Reservation and Maintenance Fees” means the annual fees set forth in Section 4.4.

1.76        “Target Response Notice” has the meaning set forth in Section 4.2(c).

1.77        “[*****]” has the meaning set forth in Section 1.1.

1.78        “[*****] License” has the meaning set forth in Section 1.1.

1.79        “Technology” means collectively Patents and Know-How.

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1.80        “Term” has the meaning set forth in Section 9.1.

1.81        “Third Party” means any person or entity other than CureVac, Acuitas and their respective Affiliates.

1.82        “Third Party Claims” has the meaning set forth in Section 8.7(a).

1.83        “[*****] Patent Rights” means any and all Patents resulting from the research collaboration conducted between Acuitas and [*****] of the [*****] from about [*****] to the Effective Date together with associated Know-How to the extent this Know-How is known to Acuitas and can be provided by Acuitas without breaching any confidentiality obligations of Acuitas. For avoidance of doubt, such results include those of the research summarized in [*****]

1.84        “Vaccine” means any product primarily intended (i) to elicit an adaptive immune response in the recipient against a specific disease-causing organism or malignancy as the result of presentation of antigen(s) associated with the disease-causing organism or malignancy; or (ii) to provide passive immune protection against a specific disease-causing organism.

1.85        “Work Plan” has the meaning set forth in Section 3.1(a).

1.86        “Work Plan Leaders” has the meaning set forth in Section 2.1.

1.87        “Works and Services” means the activities to be performed by Acuitas pursuant to the Work Plan.

ARTICLE 2

Governance

2.1           Management. Management of the Program activities will be under the responsibility of Michael Hope, Chief Scientific Officer, for Acuitas (the “Acuitas Work Plan Leader”) and Patrick Baumhof for CureVac (the “CureVac Work Plan Leader,” and together with the Acuitas Work Plan Leader, the “Work Plan Leaders”). Each Work Plan Leader will be the primary point of contact for the other Party on all matters relating to the Program activities.

2.2           Joint Development Committee.

(a)            Development Committee. As soon as practicable, the Parties will establish a Joint Development Committee, comprised of up to [*****] representatives of CureVac and up to [*****] representatives of Acuitas (the “JDC”). One such representative from each Party will be such Party’s Work Plan Leader. Each Party may replace its Work Plan Leader and other JDC representatives at any time upon written notice to the other Party, provided, however, that each Party shall use commercially reasonable efforts to ensure continuity on the JDC. With the consent of the other Party (which will not be unreasonably withheld), each Party may invite non-voting employees and consultants to attend JDC meetings of the JDC, subject to their agreement to be bound to the same extent as a permitted subcontractor under Section 3.4.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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(b)            Meetings. While in existence, the JDC will meet each Calendar Quarter by teleconference, videoconference or in person and, at a minimum, one of such meetings each calendar year will be in person (which in-person meeting will be held on an alternating basis in Tubingen, Germany and in Vancouver, BC), unless agreed otherwise by the JDC representatives. The JDC will have a quorum if at least [*****] representative of each Party is present or participating. Each Party will be responsible for all of its own expenses of participating in the committee meetings. The Parties will endeavor to schedule meetings of the JDC at least [*****] months in advance. The Parties will alternate in preparing the meeting agenda, and the Party that was responsible for preparing the meeting agenda will prepare and circulate for review and approval by the other Party written minutes of such meeting within [*****] days after such meeting. The Parties will agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JDC.

(c)            Responsibilities. The JDC will oversee and supervise the overall performance of the Work Plan and within such scope will:

(i)            review the efforts of the Parties and allocate those resources for the Work Plan committed by the Parties hereunder;

(ii)           revise and approve any revisions to the Work Plan regularly and in any event at least [*****] days before the start of each Calendar Quarter during the Term;

(iii)          form such other committees as the JDC may deem appropriate, provided that such committees may make recommendations to the JDC but may not be delegated JDC decision-making authority;

(iv)          address such other matters relating to the activities of the Parties under this Agreement as either Party may bring before the JDC, including any matters that are delegated to the JDC to decide as provided in this Agreement; and

(v)           attempt to resolve any disputes on an informal basis.

(d)            Decision-making. The JDC will make decisions only by unanimous consent. In the event the JDC is unable to reach agreement as to a matter within the JDC’s jurisdiction (such event, a “JDC Deadlock”), upon the written request of a Party, such matter will be referred to a senior executive of each Party (the “Executive Officers”) (or their designees, which designee is required to have decision-making authority on behalf of such Party), who will attempt in good faith to resolve such JDC Deadlock by negotiation and consultation for a [*****]-day period following receipt of such written notice. If, despite such efforts, agreement on a particular matter cannot be reached by the Executive Officers within such [*****]-day period, then CureVac shall have the final decision-making authority with respect to such JDC Deadlock, subject to Section 3.1(c).

(e)            Limits on JDC Authority. Each Party will retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers, or discretion will be delegated to or vested in the JDC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. The JDC will not have the power to amend, modify or waive compliance with this Agreement (other than as expressly permitted hereunder). Notwithstanding anything herein to the contrary, the JDC will not have the power to require any Party to perform any activities that are materially greater in scope or more costly than those provided for in the Work Plan then in effect or otherwise under this Agreement.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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ARTICLE 3

The Program

3.1           Program Generally. The Parties will jointly conduct the Program. It is intended that Acuitas will be responsible for the lipid chemistry and LNP formulation and characterization work, CureVac will be responsible for mRNA Construct development and Acuitas and CureVac will each undertake preclinical studies as allocated in the Work Plan.

(a)           Work Plan Preparation. The development activities to be undertaken by the Parties with respect to the Program will be described in a deta™iled written development plan (the “Work Plan”). The Work Plan includes a description of activities undertaken by tire Parties under the Material Transfer Agreements and prior to the execution of this Agreement. The initial Work Plan, which will cover the initial [*****] months of the Program, is attached hereto as Exhibit 3.1 (a).

(b)           Work Plan Contents. The Work Plan will include (i) all activities to be undertaken by each Party with respect to the Program, including Acuitas’ manufacture and supply of Formulated Product, (ii) a detailed budget of the FTE activities, FTE Costs and out-of-pocket costs to be incurred by Acuitas for which CureVac will reimburse Acuitas in connection with the performance of the Works and Services, (iii) the Materials to be provided by one Party to the other, (iv) forecasting and ordering procedures for the Formulated Product, and (v) the projected timelines for completion of all activities set forth therein. The goal of the Work Plan and Program will be to evaluate and produce LNP formulations that are safe and efficacious for delivery of CureVac’s mRNA Constructs and to advance the development of such mRNA-LNP formulations. The Parties will use commercially reasonable efforts to develop LNP formulations which do not infringe Third Party Technology (for avoidance of doubt, [*****]. The Program will include activities with respect to Reserved Targets but may also include activities with respect to Targets that are not on the CureVac Reserved List provided all such Targets have been pre-cleared with the Escrow Agent and confirmed not subject to exclusive Pre-existing Restrictions. Pre-clearance with the Escrow Agent will not reserve any Targets not on the CureVac Reserved List and Acuitas, through the Escrow Agent, will notify CureVac upon any such Target becoming subject to an exclusive Pre-existing Restriction at which time, CureVac will terminate all activities under the Program with respect to such Target.

(c)            Amendments to the Work Plan. The Work Plan will be reviewed as necessary at each meeting of the JDC, and at any other time upon the request of either Party, and will be modified in accordance with the goal as defined in Section 3.1(b) and as appropriate at the direction of the JDC to reflect material scientific (and other) developments. Each Calendar Quarter, the JDC will update the Work Plan to cover the subsequent [*****] months of the Program in detail. In all events, the Work Plan will be consistent and not conflict with the terms of this Agreement, and in the event of any conflict between the Work Plan and this Agreement, the terms of this Agreement will control. The Work Plan may be amended by the JDC to accelerate, decelerate, add or remove activities thereunder including reducing or eliminating Acuitas’ responsibilities for an activity thereunder, provided that Acuitas’ written consent is required in order to amend the Work Plan to significantly accelerate or decelerate the planned Acuitas activities, materially change the Acuitas resources required to perform the Work Plan activities or to require allocation by Acuitas of FTEs significantly greater than or less than those provided for in the Work Plan, such consent not to be unreasonably withheld, delayed or conditioned. CureVac may not amend the Work Plan to include any activities that are subject to exclusive Pre-existing Restrictions.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY 29 APRIL 2016

(d)            Obligations Under the Work Plan. During the Term, each Party will perform the Works and Services in a professional manner and in accordance with the Work Plan, and each Party will use Diligent Efforts to meet the objectives and timelines set forth therein. It is understood that the activities and goals of the Work Plan are experimental and that successful results cannot be guaranteed. The Parties will otherwise conduct the Program on the terms and conditions set forth in this Agreement and in accordance with the Work Plan. Each Party will cooperate with and provide reasonably requested non-financial support to the other Party in such other Party’s performance of its responsibilities under the Work Plan. In addition to the reporting obligations set forth in Section 3.3(b), each Party will keep the other Party reasonably informed of such Party’s activities under the Program and will reasonably consult with such other Party and consider such other Party’s comments and advice with respect to all material decisions relating to such activities in good faith.

(e)            Supply of Formulated Product. Acuitas will manufacture and supply CureVac with Formulated Product as set forth in the Work Plan and CureVac will pay to Acuitas the Formulated Product Fee for such Formulated Product. CureVac will use the Formulated Product solely for research purposes in laboratory animals and/or in vitro studies but will not use Formulated Product in humans.

(f)            Technology Transfer to Contract Manufacturing Organization. Following CureVac’s exercise of an Option, Acuitas will be responsible to transfer the formulation process for that Licensed Product to a GMP manufacturer. In order to ensure a smooth transfer of themanufacturing process upon Option Notice, at CureVac’s discretion the Parties will perform some preparatory technology transfer activities, to a GMP manufacturer that is reasonably acceptable to Acuitas, such technology transfer starting after the Effective Date. The activities to be performed with respect to such technology transfer, the rights and obligations of the Parties, and the reimbursement of Acuitas for such technology transfer activities are set forth in the Technology Transfer Agreement in Exhibit 3.1 (f) hereto, and will be otherwise governed by the terms and conditions of this Agreement.

(g)           Payment for External Expenses. On a Calendar Quarterly basis, CureVac will reimburse Acuitas for any reasonable external costs that are incurred by Acuitas in connection with performing the Works and Services in accordance with the Work Plan and Work Plan budget, such external costs being specified in the Work Plan or agreed by the JDC. Acuitas will send a reasonably detailed invoice to CureVac no later than [*****] days after the end of each Calendar Quarter, which invoice shall include a detailed summary of and reasonable documentation for all such external costs. CureVac agrees to pay undisputed amounts in each such invoice within [*****] days of CureVac’s receipt thereof. Except for such reimbursement of external costs, CureVac’s payments to Acuitas with respect to FTE Costs as set forth in Section 3.2, each Party will bear its own costs of performing the Work Plan.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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3.2          FTEs.

(a)            Generally. Acuitas will perform the Works and Services under the Work Plan and as part of the Program. The actual number of Acuitas FTEs committed to work on the Program at any particular point in time will be set forth in the Work Plan. The Parties will prepare the Work Plan, which will determine the number of Acuitas FTEs to be funded each year. Notwithstanding anything to the contrary set forth herein, in no event will (i) Acuitas be required to devote any FTEs to the conduct of the Program other than those funded by CureVac or (ii) CureVac be required to fund more than the actual number of FTEs devoted by Acuitas to the Work Plan.

(b)            FTEs. Acuitas shall ensure that those individuals selected by Acuitas to perform the Works and Services and otherwise support the activities to be undertaken by Acuitas pursuant to the Work Plan will have sufficient scientific expertise, skill, training and competency to perform the proposed work and have similar skills, training and competency as those FTEs employed by Acuitas to perform work on Acuitas’ internal programs and for Third Parties. In the event that CureVac has concerns regarding the selection of an individual to perform the Works and Services or other activities under this Agreement, the Parties will discuss such concerns in good faith.

(c)            FTE Costs. CureVac will reimburse Acuitas on a Calendar Quarter-by-Calendar Quarter basis for FTE Costs incurred to conduct the Work Plan (including the manufacture of Formulated Product) and provided such FTE Costs are either set forth in the Work Plan or pre-agreed by the JDC. Acuitas will send a reasonably detailed invoice to CureVac no later than [*****] days after the end of each Calendar Quarter, which invoice shall include a summary of all activities by the name of each individual, number of hours devoted by each such individual, and Works and Services type/activity performed by each such individual during such Calendar Quarter. CureVac agrees to pay undisputed amounts in each such invoice within [*****] days of CureVac’s receipt thereof.

3.3           Program Records, Reports and Materials.

(a)            Records. Each Party will maintain, or cause to be maintained, records of its activities under the Program in sufficient detail and in good scientific manner appropriate for scientific, Patent and regulatory purposes, which will properly reflect all work included in the Program (“Records”) for a period of at least [*****] years after the creation of such Records. CureVac will have the right to request and receive a copy of any such Records maintained by Acuitas; and Acuitas will have the right to request and receive a copy of any such Records maintained by CureVac to the extent such Records are required by Acuitas to exercise its rights under this Agreement.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY 29 APRIL 2016

(b)            Program Reports. During the Term each Party will furnish to the JDC a summary written report within [*****] days after the end of each Calendar Quarter describing its progress under the Work Plan as part of the Program. Within [*****] days following expiration or earlier termination of this Agreement, each Party will furnish to the JDC a final summary written report. Acuitas shall promptly provide all additional information with respect to the Acuitas LNP Technology that is reasonably requested by CureVac and necessary or useful for CureVac to determine whether to exercise an Option with respect to any Licensed Product.

(c)            Materials.

(i)            Each Party will, during the Term, furnish to each other samples of Materials which comprise, embody or incorporate CureVac Technology or Acuitas LNP Technology only as expressly set forth in the Work Plan. Acuitas will furnish to CureVac the quantities of Formulated Product as set forth in the Work Plan and will use commercially reasonable efforts to provide any additional quantities which will be required in performance of the Program. In addition, each Party will, upon the other Party’s reasonable written request, furnish to such other Party other samples of Materials which comprise, embody or incorporate CureVac Technology or Acuitas LNP Technology that are in such Party’s Control and are reasonable (both in quantity and identity) and useful for the other Party to carry out its responsibilities under the Work Plan, provided (A) such Materials are reasonably and readily available in excess of the providing Party’s own requirements, and (B) supply of such Materials will not, in the providing Party’s reasonable judgment, (1) conflict with the providing Party’s internal or Third Party research programs, (2) conflict with the providing Party’s internal policies regarding such Materials or (3) violate any agreement to which the providing Party is a party. Upon termination or expiration of this Agreement and unless such Material is necessary or useful for the exercise of a Party’s rights or obligations under another or future License Agreement, Materials will, at the providing Party’s option and request to be made (if at all) within three (3) months after such termination or expiration or the effective date of termination, be returned to the providing Party or destroyed. The provision of Materials hereunder by either Party will not constitute any grant, option or license under any Patents or Know-How, except as expressly set forth herein.

(ii)            Each Party will use such Materials only in accordance with the Work Plan and otherwise in accordance with the terms and conditions of this Agreement. Except with the prior written consent of the supplying Party, the Party receiving any Materials will not distribute or otherwise allow the release of Materials to any Third Party, except, with respect to either Party, to any permitted subcontractors under Section 3.4 and, with respect to CureVac, to any Approved Partners. All Materials delivered to the receiving Party will remain the sole property of the providing Party and will be used in compliance with all applicable Law and only to perform activities set forth in the Work Plan. The Materials supplied under this Agreement will be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

3.4            Permitted Subcontracting. Acuitas may, with the prior written consent of CureVac, subcontract its activities to be performed under the Work Plan to an Approved Partner or a Third Party, and CureVac may subcontract its activities to be performed under the Work Plan to any Third Party, provided that Acuitas Confidential Information related to LNP Technology formulations is provided to such Party subject to the confidentiality obligations under Article 7 below. Any such Third Party will have entered into a written agreement with the subcontracting Party that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Materials and Know-How at least to the same extent as under this Agreement, and (in the case of Approved Partners described in clause (ii) of the definition thereof) requiring such Third Party and its personnel to assign to the subcontracting Party all right, title and interest in and to any Patents and Know-How and Materials created, conceived, developed or reduced to practice in connection with the performance of subcontracted activities in accordance with this Agreement in order to give effect to the provisions of Article 6. CureVac shall use commercially reasonable efforts to obtain the foregoing assignment for Approved Partners described in clause (i) of the definition thereof, and if CureVac is unable to obtain such assignment, CureVac shall obtain a non-exclusive, perpetual, irrevocable, royalty-free, and sublicensable license under the applicable Know-How and Patents. Any such subcontracting activities will be described in the reports for the Program required by Section 3.3(b).

3.5            Program Licenses.

(a)            By Acuitas. Subject to the terms and conditions of this Agreement, Acuitas hereby grants to CureVac a worldwide, non-exclusive license under the Acuitas LNP Technology, solely to the extent needed to enable CureVac to perform its activities set forth in the Work Plan and for no other purpose. The foregoing licenses shall not include the right to grant sublicenses, except to Affiliates of CureVac, to Approved Partners or to permitted subcontractors in accordance with Section 3.4.

(b)            By CureVac. Subject to the terms and conditions of this Agreement, CureVac hereby grants to Acuitas a worldwide, non-exclusive license under CureVac Technology, solely to the extent needed to enable Acuitas to perform its activities set forth in the Work Plan and for no other purpose. The foregoing license shall not include the right to grant sublicenses, except to permitted subcontractors in accordance with Section 3.4.

(c)            Option for additional Licenses. For the event that, in their reasonable judgment, CureVac, its Affiliates or sublicensees consider it necessary to obtain a sublicense [*****] to practice the Acuitas LNP Technology in accordance with the Work Plan, Acuitas hereby grants to CureVac the option to acquire one or more sublicenses under any such [*****] Technology, to the extent Acuitas has the right to grant sublicenses. Such sublicense will be granted at the terms of Acuitas’ main Third Party license agreement on the effective date of the sublicense, and where such terms are equivalent to the terms and conditions that would be applicable to Acuitas if Acuitas were developing the product under the Third Party license. The scope of each such option for asublicense is equivalent to the scope of the licenses granted to CureVac under Section 3.5 (a) above, provided, however, that CureVac will have the option to extend the sublicense with respect to a License Agreement at the terms of Acuitas’ main Third Party license agreement, and the sublicense will then also have the scope equivalent to the scope of the licenses granted to CureVac under the License Agreements, provided that they will only become effective upon the respective License Agreement becoming effective and provided CureVac opts for such extension in writing. CureVac is entitled to exercise the option at any time during the Term, and upon written notice of CureVac that it exercises the option, the Parties shall finalize in good faith the terms of such sublicense agreement according to the terms of Acuitas’ main Third Party license agreement.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

(d)            No Other Licenses. No license or right is or will be created or granted hereunder by implication, estoppel or otherwise. All licenses and rights are or will be granted only as expressly provided in this Agreement.

3.6            Program [*****]. In the event during [*****], CureVac shall actually pay to Acuitas combined FTE Costs, Reservation and Maintenance Fees and License Fees ([*****]), Acuitas will within [*****] days following the last day of the applicable Contract Year, [*****].

ARTICLE 4

Reserved Targets

4.1            Generally. CureVac will select the Targets that will be the subject of the work performed as part of the Program from the Reserved Target List. CureVac shall have the right, but not the obligation, to reserve Targets (or replace a Reserved Target with a new Target) in accordance with this Article 4.

4.2            Restricted Target List.

(a)            Pre-existing Restrictions. Acuitas shall maintain - at the Escrow Agent - a current and up-to-date list of Targets that are subject to Pre-Existing Restrictions (the “Restricted Target List”). Such list will also identify the scope of the Pre-Existing Restrictions. Acuitas represents, warrants and covenants to CureVac that (i) the Restricted Target List is and will at all times be accurate; and (ii) Acuitas or the Escrow Agent will not add any Reserved Targets to the Restricted Target List or grant to any Third Party any exclusive or non-exclusive licenses or options under the Acuitas LNP Technology with respect to any Reserved Targets that would preclude Acuitas from entering into an Exclusive License Agreement or a Non-Exclusive License Agreement with respect to such Reserved Target as set forth herein.

(b)            Target Notices. If CureVac desires to include a Target as a Reserved Target hereunder, CureVac will notify the Escrow Agent in writing of the same, which notice will identify, in addition to such proposed Target and whether CureVac wishes to exclusively or non- exclusively reserve such Target, (i) the information on the Target Reservation Request Form attached hereto as Exhibit 4.2 A or Vaccine Target Reservation Request Form attached hereto as Exhibit 4.2 B, and (ii) the identity of each Reserved Target (if any) that CureVac desires to remove as a Reserved Target (each such notice, a “Target Notice”).

(c)            Target Response Notices.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

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(i)            The Escrow Agent - on behalf of Acuitas - will review each Target Notice provided by CureVac hereunder to determine whether or not any such proposed Target is on the Restricted Target List as of the date of such Target Notice. Within [*****] days of the Escrow Agent’s receipt of a Target Notice, the Escrow Agent will provide CureVac with written notice that includes the information set forth in subsection (c)(ii) and (iii) (each such notice, a “Target Response Notice”).

(ii)            If, as of the date of CureVac’s Target Notice for a Target, such Target is on the Restricted Target List and is listed as being subject to Pre-Existing Third Party Restrictions that restrict Acuitas from granting the applicable license to CureVac under the Acuitas LNP Technology hereunder or under a License Agreement with respect to such Target, then such Target will not become a Reserved Target. The Target Response Notice issued for such Target will certify to CureVac that such Target is on the Restricted Target List and is listed as being subject to Pre-Existing Third Party Restrictions that restrict Acuitas from granting the applicable license to CureVac under the Acuitas LNP Technology hereunder or under a License Agreement and that such Target is not a Reserved Target.

(iii)           If, as of the date of CureVac’s Target Notice for a Target, such Target is not listed on the Restricted Target List, or is listed on the Restricted Target List but is not listed as being subject to Pre-Existing Third Party Restrictions that restrict Acuitas from granting the applicable license to CureVac under the Acuitas LNP Technology hereunder or under a License Agreement with respect to such Target, then such Target will become a Reserved Target and will be added to the Reserved Target List subject to the Concurrent Reserved List Limits set forth in subsection (d) below.

(d)           Concurrent Reserved List Limits. The following concurrent reserved list limits will apply to all Reserved Targets (“Concurrent Reserved List Limits”).

(i)            Minimum Number Reserved Targets. During the Term, CureVac will maintain [*****] Target on the Reserved Target List. CureVac may select additional Reserved Targets at any time during the Term up to the totals allowed for in subparagraph (ii) below. For the avoidance of doubt: (i) if CureVac removes a Reserved Target from the Reserved Target List the number of Reserved Targets on the Reserved Target List reduces respectively; and (ii) if CureVac exercises an Option in respect of a License Agreement, the Reserved Target that is the subject of the License Agreement remains on the Reserved Target List but is identified as a licensed Target and is not subject to any further Target Reservation and Maintenance Fees.

(ii)           Maximum Number Reserved Targets. CureVac will have the right to select up to [*****] Targets at any one time to be placed on the Reserved Target List provided no more than [*****] may be exclusive Reserved Targets.

(iii)          Reserved Vaccine Target List. In the case of Targets intended to be used in a Licensed Vaccine Product, CureVac will notify the Escrow Agent of the [*****] Target and the [*****] Targets, if any. The [*****] Target will count as a single Reserved Target, however, [*****] Targets will not be counted against the total number of Reserved Targets available to CureVac, provided, however, that the total number of [*****] Targets on the Reserved Target List cannot be more than [*****] at any time of which not more than [*****]. For the avoidance of doubt, if CureVac exercises an Option in respect of a License Agreement that includes [*****] Targets, the number of [*****] Targets on the Reserved Target List reduces respectively by the number of [*****] Targets included in such License Agreement.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

4.3            Expiration of Pre-Existing Restrictions. If any Pre-Existing Restrictions identified in a Target Response Notice that precluded Acuitas from granting CureVac a non-exclusive or exclusive, as applicable, license under the Acuitas LNP Technology later expire or otherwise are modified or terminate such that Acuitas is no longer precluded under the terms of the applicable Third Party agreement from granting the applicable rights to CureVac with respect to such Target, the Escrow Agent will notify CureVac of such event and CureVac will have an exclusive option, for a period of [*****]) days following delivery of notice to CureVac, to add such Target to the Reserved Target List as a Reserved Target in accordance with Section 4.2 (c), subject to the Concurrent Reserved List Limits. For clarity, CureVac will at all times thereafter have the right to provide a Target Notice for such Target to the Escrow Agent pursuant to Section 4.2(b) but such Target Notice will be subject to any intervening Pre-Existing Third Party Restrictions.

4.4            Fees.

(a)            Target Reservation and Maintenance Fees. CureVac will pay to Acuitas the fees shown below per Contract Year for each Reserved Target added to the Reserved Target List pursuant to Section 4.2 as a non-exclusive Target:

(i)            [*****]

(ii)           [*****]

(iii)          [*****]

or the fees shown below per Contract Year for each Reserved Target added to the Reserved Target List pursuant to Section 4.2 as an exclusive Target:

(iv)          [*****]

(v)           [*****]

(vi)          [*****]

In the case of Targets for Vaccines, instead of the fees set forth in (i) to (vi) above, CureVac will pay to Acuitas the fees shown below per Contract Year for each non- exclusively Reserved [*****] Target added to the Reserved Target List pursuant to Section 4.2 together with each associated [*****] Target:

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

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(vii)         [*****]

(viii)        [*****]

(ix)           [*****]

or the fees shown below per Contract Year for each exclusively Reserved Primary Vaccine Target added to the [*****] List pursuant to Section 4.2 together with each associated [*****] Target:

(x)            [*****]

(xi)           [*****]

(xii)          [*****]

(b)             Each such payment will be due within [*****] after CureVac’s receipt of an invoice from Acuitas following (i) the date on which the Reserved Target is added to the Reserved Target List and (ii) the beginning of each Contract Year thereafter during which the Reserved Target remains on the Reserved Target List. If a Reserved Target is removed from the Reserved Target List, CureVac may credit, within [*****] days, the portion of the annual fee previously paid that corresponds to the remainder of the Contract Year to new Reserved Target. For the first and the last Contract Year during which a Reserved Target is on the Reserved Target List, the payments shall be made on a pro rata temporis basis, i.e., shall be reduced accordingly.

(c)             Credit. Once paid by CureVac as set forth above, up to [*****] dollars (US$[*****]) of the cumulative Target Reservation and Maintenance Fees paid with respect to a particular Target will be credited against the Option Exercise Fees for an Exclusive License Agreement and up to [*****] dollars (US$[*****]) of the cumulative Target Reservation and Maintenance Fees paid with respect to a particular Target will be credited against the Option Exercise Fees for a Non- exclusive License Agreement. In the case of a Licensed Vaccine Product, only the [*****] Target Reservation and Maintenance Fees will be credited against the license fee for a License Agreement for the Licensed Vaccine Product.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

ARTICLE 5

CureVac License Options

5.1            Option. From the period commencing on the Effective Date and ending on the expiration of the Term (the “Option Period”), CureVac will have options (each, an “Option”), on a Reserved Target by Reserved Target basis, to enter into a maximum of [*****] under the Acuitas LNP Technology with respect to Licensed Product(s) containing mRNA Construct(s) intended to express such Reserved Target in the applicable form (non-exclusive or exclusive) set forth in Exhibit 1.54 and Exhibit 1.31, provided that the Exhibits to such template agreements are to be prepared or updated in accordance with the terms of the respective License Agreement and this Agreement. In the event CureVac opts for an exclusive license of a Reserved Target for Licensed Vaccine Products, the exercise notice will identify the [*****] Target and the [*****] Target(s), if any, and the exclusivity will apply with respect to the [*****] Target, and will cover any combination of the [*****] Target, with or without and with one or several of the [*****] Targets, if any. CureVac may exercise each such Option by providing to Acuitas, prior to the expiration of the Term, written notice of Option exercise, setting forth the particular Reserved Target which is intended to be expressed by the Licensed Products (each such notice, an “Option Notice”). A separate Option Notice and Option Exercise Fee will be required for each License Agreement with respect to which CureVac exercises an Option pursuant to this Section 5.1, and CureVac will pay to Acuitas the Option Exercise Fee for each such License Agreement as set forth in Section 5.3. If not exercised prior to the expiration of the Term, the Options granted to CureVac under this Article 5 with respect to all Licensed Products will terminate in full and will no longer be exercisable. In the event that CureVac terminates a license(s) during the Term, the Target(s) subject to the license(s) will be removed from the Reserved Target List and CureVac may replace such Target(s) on the Reserved Target List in accordance with Article 4 and may exercise an option to take a license to such Target(s) in accordance with this Article 5. For clarity no more than [*****] active licenses can be held at any time.

5.2            CureVac’s Exercise of Option. Within [*****] business days of CureVac’s delivery of an Option Notice to Acuitas, CureVac and Acuitas will enter into a License Agreement with respect to Licensed Products containing mRNA Constructs intended to express the respective Reserved Target for which CureVac has issued an Option Notice.

5.3            Option Exercise Fee. Within [*****] business days after entry into a License Agreement for Licensed Product(s), Acuitas will issue an invoice to CureVac for the Option Exercise Fee less any amounts creditable against such Option Exercise Fee for such License Agreement pursuant to Section 4.4(c). Each such payment will be due within [*****] days after CureVac’s receipt of such invoice from Acuitas.

ARTICLE 6

Ownership of Program Technology

6.1            Disclosure of Program Know-How. Each Party will promptly (and at least on a Calendar Quarterly basis) disclose to the other Party any Program Know-How that is created, conceived or reduced to practice by or on behalf of such Party and owned by the other Party pursuant to Section 6.2(c), and will provide such documentation regarding same as such other Party may reasonably request.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

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6.2            Ownership.

(a)            CureVac Owned Technology. As between the Parties, CureVac will continue to own all right, title and interest in and to the CureVac Background Technology.

(b)            Acuitas Owned Technology. As between the Parties, Acuitas will continue to own all right, title and interest in and to the Acuitas Background Technology.

(c)            Sole and Joint Program Know-How.

(i)            Except as set forth in subsection (iii) below, each Party will solely own all right, title and interest in and to all Program Technology that is discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party (“Solely-Owned Program Know-How”), and all Patents arising therefrom that claim such Solely-Owned Program Know-How (“Solely-Owned Program Patents” and together with the Solely-Owned Program Know-How, the “Solely-Owned Technology”), and all right, title and interest in and to all Solely- Owned Technology will automatically vest solely in such Party.

(ii)            Except as set forth in subsection (iii) below, the Parties will jointly own any and all Program Know-How that is discovered, created, conceived, developed or reduced to practice jointly by or on behalf of the Parties (“Jointly- Owned Program Know-How”) and all Patents arising therefrom that claim such Jointly-Owned Program Know-How (“Jointly-Owned Program Patents” and together with the Jointly-Owned Program Know-How, the “Jointly-Owned Technology”). Each Party will have an undivided one-half interest in and to such Jointly-Owned Program Technology. Acuitas will have a right to grant non-exclusive licenses (with the right to grant sublicenses through multiple tiers) to CureVac’s share in such Jointly-Owned Technology to the extent such license is required to exercise and exploit the Acuitas LNP Technology, and CureVac will have a right to grant non-exclusive licenses (with the right to grant sublicenses through multiple tiers) to Acuitas’ share in such Jointly-Owned Technology to the extent such license is required to exercise or exploit the CureVac Technology, i.e., neither Party is to be blocked in the use of its own Technology by Jointly- Owned Technology. Subject to the licenses hereunder or under any License Agreement, any further license requires the prior written consent of the other Party. Without limiting Acuitas’ right to grant non-exclusive licenses to Jointly- Owned Technology as set forth in the preceding two sentences, Acuitas shall not assign or transfer its ownership interest in, or otherwise encumber its ownership interest in, the Jointly-Owned Program Technology without the prior written consent of CureVac, which consent shall not be unreasonably withheld, delayed or conditioned. In any event, the ownership rights in Jointly-Owned Program Technology remain subject to the licenses hereunder or under any License Agreement, other intellectual property rights of the other Party and the other terms and conditions of this Agreement. To the extent applicable and at the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Jointly-Owned Program Technology. Each Party, for itself and on behalf of its and its Affiliates’ employees, subcontractors (subject to Section 3.4), Approved Partners, consultants and agents, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to the other Party a joint and undivided interest in and to all Jointly-Owned Program Technology.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

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(iii)            Notwithstanding subsections (i) and (ii) above,

(A)            Acuitas will solely own any Program Improvement Technology that is Sole Improvement Technology to any Acuitas Background Technology, regardless of the Party or Parties such Program Improvement Technology was discovered, created, conceived, developed or reduced to practice by or on behalf of, and CureVac, for itself and on behalf of its and its Affiliates’ employees, subcontractors (subject to Section 3.4), Approved Partners, consultants and agents, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), all of its rights, title and interest in such Sole Improvement Technology to Acuitas.

(B)             CureVac will solely own any Program Improvement Technology that is Sole Improvement Technology to any CureVac Background Technology, regardless of the Party or Parties such Program Improvement Technology was discovered, created, conceived, developed or reduced to practice by or on behalf of, and Acuitas, for itself and on behalf of its and its Affiliates’ employees, subcontractors (subject to Section 3.4), consultants and agents, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), all of its rights, title and interest in such Sole Improvements Technology to CureVac.

(C)             For clarity, nothing herein shall prevent (1) Acuitas from independently developing, owning and using outside of the Program any Know-How that is similar or related to any CureVac Technology, and (2) CureVac from independently developing, owning and using outside of the Program any Know-How that is similar or related to any Acuitas LNP Technology, provided that in each case such Know-How is not developed using or with reference to CureVac Technology or Acuitas LNP Technology, respectively, or any Confidential Information or Material of CureVac or Acuitas, respectively.

(d)            [*****] Improvements. To the extent that a particular item of Program Technology constitutes [*****] Technology, the Parties shall discuss in good faith whether any such [*****] Technology can be divided and owned in accordance with subsection (iii) (A) and (B) above, made subject to separate Patent filings to be assigned accordingly; and to the extent no such division is possible and notwithstanding the rights and licensed with respect to Jointly Owned Technology, the owner or co-owner of such [*****] Technology shall [*****] i.e., the Acuitas LNP Technology in case of a [*****] Technology is [*****] and the CureVac Technology in case the [*****] Technology is [*****].

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

6.3            Inventorship. Inventorship determination for all Patents worldwide arising from any Program Know-How and thus the ownership thereof will be made in accordance with applicable laws. Each Party will ensure that each individual and each subcontractor conducting any activities under this Agreement on behalf of such Party will be under written obligation to assign to such Party all of its right, title and interest in and to the Program Technology.

6.4            Prosecution and Maintenance.

(a)            General. Subject to the remainder of this Section 6.4 and to any License Agreement, Acuitas will have the sole right, but not the obligation to file, prosecute, and maintain (at its sole expense) Patents within the Acuitas LNP Technology other than: (i) Patents within Jointly-Owned Program Technology and (ii) Patents within Dual Improvement Technology (collectively “Joint Interest Patents”). Upon filing, Acuitas will provide CureVac with copies of all applications for all such Patents, and all other material submissions and correspondence with any patent authorities regarding such Patents, in sufficient time (not to be less than [*****] days) to allow for review and comment by CureVac. In addition, Acuitas will provide CureVac and its counsel with an opportunity to consult with Acuitas and its counsel regarding prosecution and maintenance of any such Patents, and shall, prior to filing, revise such documents to reflect CureVac’s reasonable comments, provided that Acuitas will have the right to make the final determination in the event of any disagreement between the Parties related to any decision in connection with the filing, prosecution and maintenance of such Patents. Subject to any License Agreement, CureVac will have the first right, but not the obligation to file, prosecute and maintain the Joint Interest Patents, and the Parties will share equally all costs incurred by CureVac in connection with such efforts. CureVac shall (i) provide all information reasonably requested by Acuitas with respect to the Joint Interest Patents, (ii) promptly notify Acuitas in writing with respect to all significant developments regarding the Joint Interest Patents, (iii) promptly provide Acuitas with a copy of each material communication from any patent authority regarding such Patents, and (iv) provide Acuitas with drafts of each material filing (including without limitation draft patent applications and responses to office actions and similar filings) with respect to such Patents a reasonable amount of time (but at least [*****] days) in advance of the anticipated filing date and shall, prior to filing, revise such documents to reflect Acuitas’ reasonable comments, provided that CureVac will have the right to make the final determination in the event of any disagreement between the Parties related to any decision in connection with the filing, prosecution and maintenance of the Joint Interest Patents. If CureVac intends to abandon any Joint Interest Patent, it shall notify Acuitas sufficiently in advance, and subject to any License Agreement Acuitas shall have the right to prosecute, maintain such Patent at its sole expense and all right, title and interest in the Patent will vest in Acuitas, provided that such Patent(s) will remain to be included in the Acuitas LNP Technology and licensed to CureVac under this Agreements and under any License Agreement for any Licensed Products.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

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(b)            Cooperation. Each Party will reasonably cooperate with the other Party in the prosecution and maintenance of the Patents within the Acuitas LNP Technology and Joint Interest Patents. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants to execute all documents, as reasonable and appropriate so as to enable the prosecution and maintenance of any such Patents in any country.

6.5            Patent Enforcement and Defense.

(a)            Notice. To the extent not in breach of an obligation of confidentiality, each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of any Patents comprised in the Acuitas LNP Technology by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any Patents comprised in the Acuitas LNP Technology, and will, along with such notice, supply the other Party with any evidence in its possession pertaining thereto.

(b)            Enforcement. As between the Parties and subject to any License Agreement, Acuitas will have the sole right, but not the obligation, to seek to abate any infringement of the Patents comprised in the Acuitas LNP Technology by a Third Party, or to file suit against any such Third Party for such infringement, other than Joint Interest Patents provided that Acuitas shall bear all the expense of such suit or abatement of infringement. As between the Parties and subject to any License Agreement, CureVac will have the first right, but not the obligation, to seek to abate any infringement of the Joint Interest Patents by a Third Party, or to file suit against any such Third Party for such infringement; provided that CureVac shall bear all the expense of such suit or abatement of infringement. If CureVac elects not to take action or to bring suit to prosecute such infringement or to continue such action or suit, it shall notify Acuitas of such election within [*****] days after becoming aware of or receipt of the notice of the infringement or after the election to stop any such action or suit. If after the expiration of the [*****] days period (or, if earlier, the date upon which CureVac provides written notice that it does not plan to bring such action) CureVac has neither obtained a discontinuance of infringement nor filed suit against any such Third Party infringer of such Joint Interest Patent, then, and subject to any License Agreement, Acuitas shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of the Joint Interest Patents, provided that Acuitas shall bear all the expenses of such suit.

(c)            Defense. As between the Parties and subject to any License Agreement, Acuitas will have the sole right, but not the obligation, to defend against a declaratory judgment action or other action challenging any Patents comprised in the Acuitas LNP Technology, other than Joint Interest Patents; provided that Acuitas shall bear all the expense of such defense. As between the Parties and subject to any License Agreement, CureVac will have the first right, but not the obligation, to defend against a declaratory judgment action or other action challenging the Joint Interest Patents; provided that CureVac shall bear all the expense of such defense. If CureVac does not take steps to defend within a commercially reasonably time, or elects not to continue any such defense (in which case it will promptly provide notice thereof to CureVac), then, and subject to any License Agreement, Acuitas will have the right (but not the obligation) to defend any such Patent; provided that Acuitas shall bear all the expense of such defense. Notwithstanding the foregoing and subject to any License Agreement, any response to a Third Party infringer’s counterclaim of invalidity or unenforceability of any Patent comprised in the Acuitas LNP Technology shall be controlled by the Party who controls the relevant enforcement proceeding pursuant to Section 6.5 (b) unless otherwise mutually agreed by the Parties.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

(d)            Withdrawal, Cooperation and Participation. With respect to any infringement or defensive action identified above in this Section 6.5 which may be controlled by either CureVac or Acuitas, and subject to any License Agreement:

(i)            If the controlling Party ceases to pursue or withdraws from such action, it will promptly notify the other Party (in good time to enable the other Party to meet any deadlines by which any action must be taken to preserve any rights in such infringement or defensive action) and such other Party may substitute itself for the withdrawing Party, shall be granted the right and standing to sue in the other Party’s name, and proceed under the terms and conditions of this Section 6.5.

(ii)           The non-controlling Party will cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party), including (A) providing access to relevant documents and other evidence, (B) making its and its Affiliates and licensees and sublicensees and all of their respective employees, subcontractors, consultants and agents available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such action, and (C) if necessary, by being joined as a party, subject for this clause (C) to the controlling Party agreeing to indemnify such non-controlling Party for its involvement as a named party in such action and paying those reasonable, documented, out-of-pocket costs and expenses paid to outside legal counsel, and filing and maintenance expenses, actually and reasonably incurred by a Party in prosecuting and maintaining Patents and enforcing and defending them, incurred by such Party in connection with such joinder. The Party controlling any such action will keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

(iii)          Each Party will have the right to participate or otherwise be involved in any such action controlled by the other Party, in each case at the participating (i.e., non-controlling) Party’s sole cost and expense. If a Party elects to so participate or be involved, the controlling Party will provide the participating Party and its counsel with an opportunity to consult with the controlling Party and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and the controlling Party will take into account reasonable requests of the participating Party regarding such enforcement or defense.

(e)            Settlement. Neither Party will settle or consent to an adverse judgment in any action described in this Section 6.5 and controlled by such Party, including any judgment which affects the scope, validity or enforcement of any Patents comprised in the Acuitas LNP Technology involved therewith, without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed).

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

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(f)            Damages. Unless otherwise agreed by the Parties, all monies recovered upon the final judgment or settlement of any action which may be controlled by either CureVac or Acuitas and described in Section 6.5 in each case will be used first to reimburse the controlling Party, then the non-controlling Party, for each of their out-of-pocket costs and expenses relating to the action, with the balance of any such recovery to be divided [*****]% to the Party controlling the action and [*****]% to the other Party.

ARTICLE 7

Confidentiality

7.1            Confidential Information. Each Party (“Disclosing Party”) may disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under the Agreement, certain proprietary or confidential information of Disclosing Party in connection with this Agreement. The term “Confidential Information” means all information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, that are disclosed or made available by or on behalf of the Disclosing Party to the Receiving Party in connection with this Agreement, including any of the foregoing of Third Parties; provided thatProgram Know-How will be considered the Confidential Information of the Party (or Parties) owning such Program Know-How, and Dual Improvement Technology will be considered Confidential Information of both Parties, even if only owned by one Party. Notwithstanding the foregoing, either Party may use and disclose Dual Improvement Technology or Jointly-Owned Technology in connection with such Party’s permitted exploitation of such Technology, provided that the recipient is bound by confidentiality obligations corresponding to the obligations under this Agreement.

7.2            Restrictions. During the Term and for [*****] years thereafter, Receiving Party will keep all Disclosing Party’s Confidential Information in confidence with the same degree of care with which Receiving Party holds its own confidential information, but in no event less than reasonable care. Receiving Party will not use Disclosing Party’s Confidential Information except for in connection with the performance of its obligations and exercise of its rights under this Agreement or any License Agreement. Receiving Party has the right to disclose Disclosing Party’s Confidential Information without Disclosing Party’s prior written consent to Receiving Party’s Affiliates, and each of their employees, subcontractors (subject to Section 3.4) and Approved Partners, consultants or agents who have a need to know such Confidential Information in order to perform its obligations and exercise its rights under this Agreement or any License Agreement and who are under written obligation to comply with the restrictions on use and disclosure that are no less restrictive than those set forth in this Section 7.2. Receiving Party assumes responsibility for such entities and persons maintaining Disclosing Party’s Confidential Information in confidence and using same only for the purposes described herein.

7.3            Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to a specific portion of the Disclosing Party’s Confidential Information to the extent that Receiving Party can demonstrate that such portion: (i) was known to Receiving Party or any of its Affiliates prior to the time of disclosure by the Disclosing Party without obligation of confidentiality; (ii) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (iii) is obtained on a non-confidential basis by Receiving Party or any of its Affiliates from a Third Party who to Receiving Party’s knowledge is lawfully in possession thereof and under no obligation of confidentiality to Disclosing Party; or (iv) has been independently developed by or on behalf of Receiving Party or any of its Affiliates without the aid, application or use of Disclosing Party’s Confidential Information.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

7.4            Permitted Disclosures. Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a)            in order and to the extent required to comply with applicable Law (including any securities Law or regulation or the rules of a securities exchange) or with a legal or administrative proceeding;

(b)            in connection with prosecuting or defending litigation, and filing, prosecuting and enforcing Patents in connection with Receiving Party’s rights and obligations pursuant to this Agreement or a License Agreement; and

(c)            to acquirers or permitted assignees; investment bankers, investors and lenders, including potential acquirers, assignees, investment bankers, and lenders;

(d)            in the case of CureVac, to Approved Partners, but in case the Approved Partner is only a potential licensee or assignee, only such information that is reasonably necessary or useful for the potential licensee or partner to evaluate the applicable Licensed Product, including design of experiments conducted under the Work Plan, data and results generated under the Work Plan,and LNP/Licensed Product manufacturing processes, but excluding the particular chemical structure and formulation of any LNPs (which excluded information may be disclosed to such potential licensee or partner upon Acuitas’ prior written consent); provided that (1) where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant to subsections (a) and (b) sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (2) with respect to subsections (c) and (d), each of those entities are required to comply with the restrictions on use and disclosure in Section 7.2 (other than investment bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality).

7.5            Return of Confidential Information. Upon expiry or earlier termination of the Agreement, upon written request of a Party (such request, if made, to be made within [*****] months of such expiry or termination) the other Party will destroy or return (as shall be specified in such request) to the requesting Party all copies of the Confidential Information of the requesting Party; provided that the Party may retain: (i) one copy of such Confidential Information for record-keeping purposes, for the sole purpose of ensuring compliance with this Agreement; (ii) any copies of such Confidential Information as is required to be retained under applicable Law; (iii) any copies of such Confidential Information as is necessary or useful for such Party to exercise a right or fulfill an obligation under a License Agreement, if any, or as set forth in this Agreement; and (iv) any copies of any computer records and files containing Confidential Information that have been created by such Party’s routine archiving/backup procedures.

7.6            Publications. Notwithstanding anything in this Agreement to the contrary, Acuitas shall be permitted to publish the results of the Program only with the prior written consent of CureVac. Acuitas shall submit any proposed publication of the results of the Program to CureVac. Following receipt of the proposed publication by CureVac, CureVac will use commercially reasonable efforts to provide written approval or disapproval, at CureVac’s discretion, within [*****] days. Expedited reviews for abstracts or poster presentations, or for other publications that may relate to potential patent applications, may be arranged if mutually agreeable to the Parties. CureVac is permitted to publish the results of the Program provided, however, that it will not disclose Acuitas Confidential Information in any publication by CureVac of the results of the Program or any Licensed Product development by CureVac without Acuitas’ prior written consent, which will not be unreasonably withheld, conditioned or delayed in the event such Acuitas Confidential Information is reasonably required to support the results of the Program so published.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

7.7            Terms of this Agreement; Publicity. The Parties agree that the existence and terms of the Parties’ relationship and this Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 7.4. Except as required by Law, each Party agrees not to issue any press release or public statement disclosing information relating to the existence of this Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other Party.

ARTICLE 8

Warranties; Covenants; Limitations of Liability; Indemnification

8.1            Representations and Warranties. Each Party represents and warrants to the other as of the Effective Date that (a) it is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated, (b) it has the legal right and power to enter intothis Agreement, to extend the rights and licenses granted or to be granted to the other in this Agreement, and to fully perform its obligations hereunder, (c) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder and (d) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

8.2            Additional Representations and Covenants of Acuitas. Acuitas hereby represents and warrants to CureVac as of the Effective Date as follows:

(a)            Impairment. Neither Acuitas nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights including Know-How, that would in any way conflict with or impair the scope of any rights or licenses granted to CureVac hereunder or that would be granted to CureVac under any License Agreement, including under any of the agreements which Acuitas has identified to CureVac prior to the Effective Date. The foregoing shall not apply to Pre-existing Third Party Restrictions.

(b)            Patents. Exhibit 1.1 sets forth a complete and accurate list of all Patents included in the Acuitas Background Technology, indicating the owner, licensor and/or co-owner(s), if applicable. Acuitas is and will remain entitled to grant to CureVac the licenses specified herein or under a License Agreement during the Term, to the Patents and the Know-How within the Acuitas Background Technology. To Acuitas’ knowledge, the Patents listed on Exhibit 1.1 have been procured or are being procured from the respective patent offices in accordance with applicable Law. None of the Patents included in the Acuitas Background Technology listed on Exhibit 1.1 is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and to Acuitas’ knowledge as of the Effective Date, no Acuitas Background Technology is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation. As of the Effective Date, neither Acuitas nor any of its Affiliates has received any notice alleging that the Patents in the Acuitas Background Technology listed on Exhibit 1.1 are invalid or unenforceable, or challenging Acuitas’ ownership of or right to use any such rights.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

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(c)            Entire LNP Technology. The Acuitas LNP Technology licensed to CureVac under this Agreement or any License Agreement comprises all LNP Technology Controlled by Acuitas.

(d)            Encumbrances. Acuitas and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement. As of the Effective Date, neither Acuitas nor any of its Affiliates has granted any liens or security interests on the Acuitas Background Technology, and the Acuitas Background Technology is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind. Subject to Pre-Existing Third Party Restrictions, Acuitas is the sole owner of the entire right, title and interest in and to all Acuitas Background Technology.

(e)            Defaults. The execution, delivery and performance by Acuitas of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Acuitas is a party or by which it is bound, including each of the agreements which Acuitas has identified to CureVac prior to the Effective Date, in each case as wouldreasonably be expected to have a material adverse effect on the rights granted to CureVac hereunder or under any License Agreement.

(f)             Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of Acuitas, currently threatened in writing against or affecting Acuitas that questions the validity of this Agreement or the right of Acuitas to enter into this Agreement or consummate the transactions contemplated hereby or that relates to the Acuitas LNP Technology.

(g)            Infringement. Neither Acuitas nor any of its Affiliates has received any notice of any claim, nor does Acuitas or its Affiliates have any knowledge of any basis for any claim, that any Patent, Know-How or other intellectual property owned or controlled by a Third Party would be infringed or misappropriated by the practice of any Acuitas LNP Technology in connection with the performance of the Work Plan or the use of Acuitas LNP Technology in connection with the production, use, research, development, manufacture or commercialization of any product as contemplated by a License Agreement.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY 29 APRIL 2016

(h)            Third Party Infringement. To Acuitas’ knowledge, no Third Party is infringing or has infringed any Patent within the Acuitas LNP Technology or is misappropriating or has misappropriated any Know-how within the Acuitas LNP Technology.

(i)            [*****] Patent Rights. Acuitas will use commercially reasonable efforts to resolve at its cost and without any financial liability for CureVac [*****] with respect to any [*****] Patent Rights which would reasonably be infringed by the use of the Acuitas LNP Technology under this Agreement and/or the License Agreements, in order to enable CureVac to use such [*****] Patent Rights for purposes of this Development and Option Agreement and the License Agreements, if so required. In the event Acuitas is not able to resolve the potential dispute with respect to the [*****] Patent Rights with the result that the [*****] Patent Rights are Controlled by Acuitas, royalties payable by CureVac for a license under any [*****] Patent Rights which would reasonably be infringed by the use of the Acuitas LNP Technology will be treated as set forth in Section 4.3(d) of the License Agreement.

8.3            Disclosure Letter under License Agreements. Acuitas shall promptly inform CureVac in the event it receives information of any event or circumstance which it would need to disclose under Section 9.2 of any of the License Agreements.

8.4            Disclaimers. Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that the Program will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED.

8-5           No Consequential Damages. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE TO THE OTHER OR ANY THIRD PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT THIS SECTION 8.5 WILL NOT APPLY TO BREACHES OF ARTICLES 6 OR 7 OR THE PARTIES’ INDEMNIFICATION RIGHTS AND OBLIGATIONS UNDER ARTICLE 8.

8.6            Performance by Others. The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates, Approved Partners and/or permittedsubcontractors provided, however, that each Party will remain responsible and liable for the performance by its Affiliates, Approved Partners and/or permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this Agreement in connection therewith.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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8.7          Indemnification.

(a)       Indemnification by Acuitas. Acuitas will indemnify CureVac, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “CureVac Indemnitees”), and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the CureVac Indemnitees to the extent arising from or occurring as a result of: (i) the breach by Acuitas of any provision of this Agreement; or (ii) any negligence or willful misconduct on the part of any Acuitas Indemnitee; or (iii) any alleged infringement or misappropriation of Patents or other intellectual property rights by CureVac in the conduct of the Work Plan based solely on CureVac’s use of Acuitas LNP Technology as permitted hereunder in the performance of the Program (excluding, for clarity, infringement of Patents, Know-How or Materials covering CureVac Technology used by CureVac in the performance of the Work Plan), except in each case (i)-(iii) to the extent arising from or occurring as a result of the negligence or willful misconduct on the part of a CureVac Indemnitee or CureVac’s breach of this Agreement.

(b)       Indemnification by CureVac. CureVac will indemnify Acuitas, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Acuitas Indemnitees”), and defend and hold each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against Acuitas Indemnitees to the extent arising from or occurring as a result of: (i) the breach by CureVac of any provision of this Agreement; or (ii) any negligence or willful misconduct on the part of any CureVac Indemnitee; or (iii) any alleged infringement or misappropriation of Patents or other intellectual property rights by Acuitas in the conduct of the Work Plan based solely on Acuitas’ use of CureVac Technology as permitted hereunder in the performance of the Program (excluding, for clarity, infringement of Acuitas LNP Technology used by Acuitas in the performance of the Work Plan), except in each case (i)-(iii) to the extent arising from or occurring as a result of the negligence or willful misconduct on the part of an Acuitas Indemnitee or Acuitas’ breach of this Agreement.

(c)       Notice of Claim. All indemnification claims provided for in subsections (a) and (b) above will be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Parly intends to base a request for indemnification under subsections (a) or (b) above but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

(d)       Defense, Settlement, Cooperation and Expenses.

(i) Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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Party within [*****] days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to such legal counsel and a possible conflict of interest of such counsel retained by the indemnifying Party). In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including reasonable attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.

(ii)            Riuht to Participate in Defense. Without limiting subsection (i) above, any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (A) the indemnifying Party has failed to assume the defense and employ counsel in accordance with subsection (i) above (in which case the Indemnified Party will control the defense) or (B) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, in which case the indemnifying Party will assume one hundred percent (100%) of any such reasonable costs and expenses of counsel for the Indemnified Party.

(iii)            Settlement. With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business or Patents of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with subsection (i) above, the indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld,conditioned or delayed). The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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(iv)            Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other indemnified party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith at the indemnifying Party’s expense. Such cooperation will include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making indemnified parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.

(v)            Costs and Expenses. Except as provided above in this Section 8.7, the costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

8.8          Insurance. Each Party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program to protect against potential liabilities and risk arising out of activities to be performed under this Agreement and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the respective industry of such Party for the activities to be conducted by such Party under this Agreement. The coverage limits set forth herein will not create any limitation on a Party’s liability to the other under this Agreement.

ARTICLE 9

Term and Termination

9.1          Term. This Agreement will commence as of the Effective Date and, unless sooner terminated or extended in accordance with the terms hereof or by mutual written consent, will continue for a period of five (5) years (the “Term”).

9.2          Termination by CureVac.

(a)       Breach, Change of Control. CureVac will have the right to terminate this Agreement or the Program in full upon delivery of written notice to Acuitas in the event of (i) any material breach by Acuitas of any terms and conditions of this Agreement, provided that suchbreach has not been cured within [*****] after written notice thereof is given by CureVac to Acuitas specifying the nature of the alleged breach; or (ii) a Change of Control. In the event of a termination of the Program for Acuitas’ material breach or a Change of Control, the JDC will be disbanded, Acuitas will receive no further Acuitas FTE funding (except for termination for Change of Control), and Acuitas will conduct a technology transfer and provide necessary licenses to CureVac or its Third Party designee each as reasonably necessary for CureVac or such Third Party designee to complete the conduct of the Program. For avoidance of doubt, termination of the Program will not terminate CureVac’s reservation of Reserved Targets or the Options subject to the payments associated therewith.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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(b)       Discretionary Termination. CureVac will have the right to terminate this Agreement in full at any time without cause by giving [*****] prior written notice to Acuitas. Upon termination by CureVac pursuant to this subsection, CureVac will pay to Acuitas all remaining unpaid Target Reservation and Maintenance Fees, and any amounts payable to Acuitas for any Works and Services performed pursuant to the Work Plan up through the date of such termination.

9.3          Termination by Acuitas. Acuitas will have the right to terminate this Agreement in full upon delivery of written notice to CureVac in the event of any material breach by CureVac of any terms and conditions of this Agreement, provided that such breach has not been cured within [*****] days after written notice thereof is given by Acuitas to CureVac specifying the nature of the alleged breach. CureVac hereby agrees that Acuitas is entitled to receive payment of any amounts payable to Acuitas for any Works and Services performed pursuant to the Work Plan up through the date of such termination.

9.4          Termination Upon Bankruptcy.

All rights and licenses granted under or pursuant to this License Agreement by Acuitas are, and will otherwise be deemed to be, for purposes of Section 65.11(7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36 (the “Insolvency Legislation”), a grant of “right to use intellectual property” as used in the Insolvency Legislation. The Parties agree that CureVac and its Affiliates, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the Insolvency Legislation subject to the payment of amounts provided for herein. Without limiting CureVac’s rights under the Insolvency Legislation, if Acuitas becomes insolvent or makes an assignment for the benefit of its creditors or there is filed by or against the Acuitas any bankruptcy, receivership, reorganization or similar proceeding (an “Insolvency Event”) pursuant to or under the Insolvency Legislation or otherwise, CureVac shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of Acuitas, shall be promptly delivered to it (i) before this License Agreement is rejected by or on behalf of Acuitas, within thirty (30) days after CureVac’s written request, unless Acuitas, or its trustee or receiver, elects within thirty (30) days to continue to perform all of its obligations under this License Agreement, or (ii) after any rejection of this License Agreement by or on behalf of Acuitas, if not previously delivered as provided under clause (i) above. All rights of the Parties under this Section 10.4(b) and under Section 65.11(7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act are in addition to and not in substitution of any and all other rights, powers, and remedies that each party may have under this License Agreement, the Insolvency Legislation, and any other applicable Laws. CureVac shall have the right to perform the obligations of Acuitas hereunder with respect to such intellectual property, but neither such provision nor such performance by CureVac shall release Acuitas from any such obligation or liability for failing to perform it.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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9.5          Effects of Termination.

(a)       A material breach of this Agreement by either Party may only constitute a material breach under one or several License Agreements [*****]. In the event of a dispute with respect to payment obligations, Acuitas is not considered to be [*****] for purposes of this Section 9.5(a) if CureVac makes payment of the disputed amount to a Third Party trustee selected by CureVac and reasonably acceptable to Acuitas. The Third Party trustee shall confirm to Acuitas that it holds such payment and will forward the monies to Acuitas or return the monies to CureVac once the dispute has been finally resolved and depending on the outcome of the resolved dispute.

(b)       Upon termination by either Party under Sections 9.2, 9.3 or 9.4, (a) Acuitas will terminate all Works and Services in progress in an orderly manner as soon as practical and in accordance with a schedule agreed to by CureVac, (b) Acuitas will deliver to CureVac any Materials in its possession or control and all deliverables developed through termination or expiration, (c) unless such termination is by CureVac for Acuitas’ material breach pursuant to Section 9.2(a), CureVac will pay Acuitas any monies due and owing Acuitas, up to the time of termination or expiration, for Works and Services actually performed and all authorized expenses actually incurred (as specified in the Work Plan) and (d) if such termination is of the entire Agreement (and not the Program only) by CureVac for Acuitas’ material breach, Acuitas will refund to CureVac any Target Reservation and Maintenance Fees for the remainder of the Contract Year in which such termination is effective.

9.6          Survival. In addition to the termination consequences set forth in Section 9.5, the following provisions will survive termination or expiration of this Agreement, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: Sections 3.1 (f), 3.3, 8.4, 8.5, 8.7, 8.8, 9.4, 9.5, 9.6, 10.1, 10.4, 10.6, 10.7, 10.9, 10.10 and 10.11 and Articles 1, 6 and 7. Termination or expiration of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at Law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this Agreement.

ARTICLE 10

Miscellaneous

10.1       Dispute Resolution.

(a)       Dispute Escalation. In the event of a dispute between the Parties, the Parties will first attempt in good faith to resolve such dispute by negotiation and consultation between themselves or the Program directors. In the event that such dispute is not resolved on an informal basis within [*****] days, any Party may, by written notice to the other, have such dispute referred to each Party’s Chief Executive Officer or his or her designee (who will be a senior executive), who will attempt in good faith to resolve such dispute by negotiation and consultation for a [*****] day period following receipt of such written notice

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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(b)       Dispute Resolution. In the event the Chief Executive Officers of the Parties are not able to resolve such dispute as set forth above, the Parties agree to try to solve such dispute amicably by mediation. The Parties shall conduct a mediation procedure according to the Mediation Rules of the World Intellectual Property Organization (WIPO) in effect on the date of the commencement of the mediation proceedings. The location of the mediation proceedings will be London, England. The number of mediators will be one (1). The language of the mediation proceedings will be English. If the dispute has not been settled pursuant to the said rules within [*****] days following the filing of a request for mediation or within such other period as the Parties may agree in writing, either Party may submit the dispute to final and binding arbitration. Any dispute relating to the validity performance, construction or interpretation of this Agreement, which cannot be resolved amicably between the Parties after following the procedure set forth in this Section 10.1, shall be submitted to arbitration in accordance with the Arbitration Rules of WIPO in effect on the date of the commencement of the arbitration proceedings. The location of the arbitration proceedings will be London, England. The number of arbitrators will be three (3). The language of the arbitration proceeding will be English. The decision of the arbitrators shall be final and binding upon the Parties (absent manifest error on the part of the arbitrator(s)) and enforceable in any court of competent jurisdiction.

(c)       Injunctive Relief. Notwithstanding the dispute resolution procedures set forth in this Section 10.1, in the event of an actual or threatened breach hereunder, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to any dispute resolution procedures hereunder.

(d)       Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 10.1 are pending, and the Parties will cooperate in taking all actions reasonably necessary to achieve such a result.

(e)       Prevailing Party. The prevailing Party in any action, proceeding or suit related to this Agreement will be entitled to recover from the losing Party all reasonable out-of-pocket fees, costs and expenses (including those of attorneys, professionals and accountants and all those arising from appeals and investigations) incurred by the prevailing Party in connection with such arbitration or suit.

(f)       Cumulative Remedies. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at Law or otherwise. Each Party acknowledges and agrees that breach of Section 4.4 or Article 7 may cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party may be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of Law or equity, including money damages.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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10.2        Relationship of Parties. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. There are no express or implied Third Party beneficiaries hereunder.

10.3        Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law.

10.4        Governing Law. This Agreement will be governed by and construed in accordance with the Laws of England and Wales, without respect to its conflict of Laws rules, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents or Know-How apply.

10.5        Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Agreement by either Party will constitute a legal, valid and binding execution and delivery of this Agreement by such Party

10.6        Headings. All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.

(a)            Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting party will not apply.

(b)            Interpretation. Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Exhibits in this Agreement are to Sections and Exhibits of this Agreement. References to any Sections include Sections and subsections that are part of the related Section.

10.7        Further Assurances. Each Party shall take all customary and reasonable actions and do all things reasonably necessary or proper, including under applicable law, to make effective and further the intents and purposes of the transactions contemplated by this Agreement, including executing any further instruments reasonably requested by the other Party.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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10.8       Binding Effect. This Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

10.9       Assignment. This Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this Agreement, except as expressly permitted hereunder, without the prior written consent of the other Party, which consent will not be unreasonably withheld; provided that either Party may assign this Agreement without such consent to an Affiliate or to its successor in connection with sale of all or substantially all of its assets or business or that portion of its business pertaining to the subject matter of this Agreement (whether by merger, consolidation or otherwise).

10.10     Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, or registered or certified mail, return receipt requested, postage prepaid to the following addresses:

If to CureVac:	CureVac AG Paul-Ehrlich-Str. 15 72076 Tubingen Germany Attention: CEO and General Counsel

If to Acuitas:	Acuitas Therapeutics Inc. 2714 West 31rst Avenue Vancouver, B.C. Canada V6L 2A1 Attention: President and CEO

With a copy to:	McCarthy Tetrault LLP Suite 2400 745 Thurlow Street Vancouver, B.C. Canada V6E 0C5 Attention: Miranda Lam, Esq.

Either Party may change its designated address by notice to the other Party in the manner provided in this Section 10.10.

10.11     Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

10.12     Severability. In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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10.13     Entire Agreement. This Agreement together with any License Agreements (including all appendices and exhibits hereto and thereto) entered into during the Term and the Material Transfer Agreements are the sole agreements with respect to the subject matter and supersede all other agreements and understandings between the Parties with respect to same, provided, however, that the terms and conditions under this Agreement apply with respect to the activities which have been performed by the Parties under the Material Transfer Agreement but which are also set forth under the Work Plan, and to such extent this Agreement replaces the Material Transfer Agreements,

10.14     Force Majeure. Neither Acuitas nor CureVac will be liable for failure of or delay in performing obligations set forth in this Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Acuitas or CureVac; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

[Signature page to follow]

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
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IN WITNESS WHEREOF, the Parties have caused this Development and Option Agreement to be executed by their respective duly authorized officers as of the Effective Date.

CureVacAG

By:	/s/ L. Hoerr
(Signature)

Name:	L. Hoerr

Title:	CEO

Acuitas Therapeutics Inc.

By:
(Signature)

Name:

Title:

Signature Page to Development and Option Agreement

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY 29 APRIL 2016

Exhibit 1.1

Patents in the Acuitas Background Technology

[*****]

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc.
EXECUTION COPY 29 APRIL 2016

Exhibit 1.31

Exclusive License Agreement

Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
EXECUTION COPY

Exclusive License Agreement

by and between

Acuitas Therapeutics Inc.

and

CureVac AG

dated

[_______________]

Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
EXECUTION COPY

2

Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(continued)

3

Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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List of Appendices

Appendix 1.1	Patents within the Acuitas LNP Technology as of the License Agreement Effective Date

Appendix 1.22	Joint Interest Patents

Appendix 1.53	Description of the Target

Appendix 2.4	Technology Transfer Agreement

Appendix 9.2	Exceptions to Acuitas’ Representations and Warranties in Section 9.2

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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Exclusive License Agreement

This License Agreement (“License Agreement”), dated as of [___________] (the “License Agreement Effective Date”), is made by and between Acuitas Therapeutics Inc., a British Columbia corporation (“Acuitas”), and CureVac AG, a German stock corporation with offices at Paul-Ehrlich-Strasse 15, 72076 Tubingen, Germany (“CureVac”). Each of Acuitas and CureVac may be referred to herein as a “Party” or together as the “Parlies.”

WHEREAS, Acuitas has proprietary LNP Technology;

WHEREAS, CureVac has expertise and intellectual property relating to mRNA Constructs (as defined below);

WHEREAS, Acuitas and CureVac are parties to that certain Development and Option Agreement (dated April 29, 2016) (the “Development and Option Agreement”) pursuant to which CureVac has options to take licenses under the Acuitas LNP Technology (as defined below) with respect to CureVac’s mRNA Constructs; and

WHEREAS, pursuant to the terms of the Development and Option Agreement, CureVac has exercised an option with respect to the Target (as defined below) and the Parties are now entering into a licensing arrangement whereby CureVac will have a license under the Acuitas LNP Technology to develop and commercialize Licensed Products (as defined below) based on such Target.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.            Definitions.

The following terms and their correlatives will have the following meanings:

1.1            “Acuitas LNP Technology” means any and all LNP Technology Controlled by Acuitas or any of its Affiliates as of the License Agreement Effective Date or at any time during the Term, including Acuitas’ right and interest in any Technology created, conceived or reduced to practice under the Development and Option Agreement and/or the Technology Transfer Agreement and Acuitas’ interest in any such Technology jointly owned by CureVac or its Affiliates and Acuitas or its Affiliates and necessary or useful for the research, development, manufacturing and commercialization of Licensed Products. Unless otherwise set forth herein, Acuitas LNP Technology will include Joint Interest Patents. For the avoidance of doubt, the rights granted to Acuitas by [*****] shall not fall under this definition. The Acuitas LNP Technology existing as of the License Agreement Effective Date is listed in Appendix 1.1 attached hereto.

1.2           “Acuitas Indemnitiees” has the meaning set forth in Section 9.6(a).

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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1.3           “Affiliate” of a person or entity means any other entity which (directly or indirectly) is controlled by, controls or is under common control with such person or entity. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to an entity will mean (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests with thower to direct the management and policies of such entity, provided that if local Law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Law, be owned by foreign interests. Regarding CureVac, Affiliate shall not include Mr. Hopp and dievini Hopp BioTech holding GmbH & Co. KG and/or any other entity controlled by Mr. Hopp and/or dievini Hopp BioTech holding GmbH & Co. KG.

1.4           “cGMP” means current Good Manufacturing Practices as specified in the U.S. C.F.R., ICH Guideline Q7A, or equivalent Laws of an applicable Regulatory Authority at the time of manufacture.

1.5           “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.6           “Change of Control” with respect to Acuitas, shall be deemed to have occurred if during the Term (i) any person or entity is or becomes the “beneficial owner”, directly or indirectly, of shares of capital stock or other interests (including partnership interests) of Acuitas then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions of Acuitas representing fifty percent (50%) or more of the total voting power of all outstanding classes of voting stock of Acuitas or has the power, directly or indirectly, to elect a majority of the members of the Acuitas’ board of directors, or similar governing body; or (ii) Acuitas enters into a merger, consolidation or similar transaction with another person or entity, or (iii) Acuitas sells or transfers to any Third Party, in one (1) or more related transactions, properties or assets representing all or substantially all of Acuitas’ consolidated total assets to which this Agreement relates; or (iv) the holders of capital stock of Acuitas approve a plan or proposal for the liquidation or dissolution of Acuitas.”

1.7           “Combination Product” means a Licensed Product that includes at least one additional active ingredient other than a Licensed Product. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized as an active ingredient in accordance with 21 C.F.R. 210.3(b)(7) or equivalent Laws in other jurisdictions, provided however, should lipid nanoparticles comprised in a Licensed Product be characterized as “active ingredients” at any time during the Term, such lipid nanoparticles will not be considered an “active ingredient” for the purposes of this definition.

1.8           “Competitive Product” shall mean a product that [*****] as a Licensed Product.

1.9           “Indication” shall mean an individual disease or clinical condition with respect to which at least one adequate and well controlled study is required to support inclusion of such disease or condition in the indication statement of an FDA approved package insert for a Licensed Product.

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1.10         “Confidential Information” has the meaning set forth in Section 8.1.

1.11           “Control” or “Controlled” means, with respect to any Know-How or Patent, the possession (whether by ownership or license, other than by a license or sublicense granted pursuant to this License Agreement or the Development and Option Agreement) by Acuitas or its Affiliates of the ability to grant to CureVac a license or access to such Know-How or Patent as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party and without owing any milestone, royalty or other monetary obligations to a Third Party.

1.12         “Covered Product” has the meaning set forth in Section 4.3.

1.13         “Covers”, with reference to (a) a Patent, means that the manufacture, development or commercialization of a Licensed Product would infringe a Valid Claim of such Patent in the country in which such activity occurs; and (b) Know-How, means that the manufacture, development or commercialization of a Licensed Product incorporates or embodies such Know-How.

1.14         “CureVac Indemnitees” has the meaning set forth in Section 9.6(b).

1.15         “Late-Stage Development” means with respect to a product that [*****] Studies have been initiated.

1.16         “Development and Option Agreement” has the meaning set forth in the Preamble.

1.17         “Disclosing Party” has the meaning set forth in Section 8.1

1.18         “Field of Use” means all [*****].

1.19         “First Commercial Sale” means the first sale for use or consumption of any Licensed Product in a country after all required Regulatory Approvals for commercial sale of such Licensed Product have been obtained in such country.

1.20         “Indemnification Claim Notice” has the meaning set forth in Section 9.6(c).

1.21         “Indemnified Party” has the meaning set forth in Section 9.6(c).

1.22         “Joint Interest Patents” means the Patents listed in Appendix 1.22 hereto, as amended from time to time.

1.23         “Know-How” means all commercial, technical, scientific and other know-how and information, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols), in all cases, provided it is confidential and proprietary, and regardless of whether patentable, in written, electronic or any other form.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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1.24         “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

1.25         “License Agreement” has the meaning set forth in the Preamble.

1.26         “License Agreement Effective Date” has the meaning set forth in the Preamble.

1.27         “Licensed Product” means: (i) [*****] product comprised of Lipid Nanoparticles (LNP) containing [*****] mRNA Constructs intended to express the Target and where such product is derived from, is based on, or utilizes any Acuitas LNP Technology; and/or (ii) [*****] Licensed Vaccine Product. If a given protein, e.g., an antibody comprises separated amino acid-chains, or a given Vaccine comprises multiple antigens or antibodies, which might be delivered as separated mRNA Constructs (combined in one LNP or delivered in separated LNPs), such product would be considered as one Licensed Product For the avoidance of doubt, the term “Licensed Product” in respect of the Target encompasses all variants of such Target, including the wild types, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been made (for example, mutated versions, derivatives or fragments) and species homologs and orthologs thereof, provided however that any such naturally occurring variant, engineered variant or species homolog or ortholog possesses [*****] to such Target(s) (for example [*****]).

1.28         “Licensed Vaccine Product” means [*****] product that is comprised of Lipid Nanoparticles (LNP) containing [*****] mRNA Constructs intended to express a [*****] Target and the [*****] Targets in any combination, if any, and where such product is a Vaccine and is derived from, is based on, or utilizes any Acuitas LNP Technology. Licensed Vaccine Products may consist of [*****] mRNA Constructs encoding for the [*****] Target and the [*****] Targets all of which, i.e., the [*****] Target with [*****] of the [*****] Targets, if any, are considered the Target (for avoidance of doubt, a Licensed Vaccine Product must contain the [*****] Target and optionally any or all of the [*****] Targets, if any). CureVac may remove or add further [*****] Targets to this License Agreement in accordance with Section 4.2 below.

1.29         “LNP Technology” means Technology that claims, embodies or incorporates delivery systems (and components thereof) based on or incorporating lipid nanoparticles (LNP).

1.30         “LNP Technology Patent(s)” means Patents comprised in the Acuitas LNP Technology, including any future Patent which will become part of the Acuitas LNP Technology during the Term and further including Acuitas’ rights in the Joint Interest Patents, unless otherwise set forth herein.

1.31         “Losses” has the meaning set forth in Section 9.6(a).

1.32         “Major Market Country/ics” means the [*****].

1.33         “Mammalian Target” means a Target that is encoded by and expressed by a mammal including a human. For clarity all Targets that are antibodies are “Mammalian Targets”.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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1.34         “mRNA Construct” means any mRNA construct for the expression of a protein, including the sequence of such construct (which potentially comprises one (1) or more of a cap, 5’ UTR, the associated open reading frame, 3’UTR and a poly A tail), the chemistry of natural and non-natural nucleic acids, and other chemical modifications associated with such construct.

1.35         “mRNA Technology” means Technology that claims, embodies or incorporates expression systems (and components thereof), based on or incorporating mRNA.

1.36         “Milestones” means the milestones payable pursuant to Section 4.1.

1.37         “Milestone Event” has the meaning set forth in Section 4.1.

1.38         “Milestone Payment” has the meaning set forth in Section 4.1.

1.39         “Net Sales” means, with respect to any Licensed Product, the amount received by CureVac and its Affiliates and Sublicensees for bona fide sales of such Licensed Product to a Third Party (other than Affiliates and Sublicensees but including distributors for resale), less:

(a)           discounts (including cash, quantity and patient program discounts), retroactive price reductions, commissions, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers;

(b)           credits or allowances actually granted upon claims, damaged goods, rejections or returns of, and for uncollectable amounts on, such Licensed Product, including such Licensed Product returned in connection with recalls or withdrawals;

(c)           freight out, postage, shipping and insurance charges for delivery of such Licensed Product;

(d)           taxes or duties levied on, absorbed or otherwise imposed on the sale of such Licensed Product, including value-added taxes, or other governmental charges otherwise imposed upon the billed amount, as adjusted for rebates and refunds;

(e)           any invoiced amounts from a prior period which are not collected and are written off by CureVac or its Affiliates, including bad debts;

(f)            wholesaler and distributor administration fees; and

(g)           other customary deductions taken in the ordinary course of business in accordance with IFRS (International Financial Reporting Standards) principles.

Net Sales shall not include any payments among CureVac, its Affiliates and Sublicensees. Net Sales shall be determined in accordance with generally accepted accounting principles, consistently applied. Net Sales for any Combination Product shall be calculated on a country-by-country basis by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B), where A is the weighted average price paid for the Licensed Product contained in such Combination Product sold separately in finished form in such country, and B is the weighted average invoice price paid for the other active ingredients contained in such Combination Product sold separately in finished form in such country, if such Licensed Product and such other active ingredients are each sold separately in such country’.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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If such other active ingredients are not sold separately in such country, then Net Sales for such Combination Product shall be calculated on a country-by-country basis by multiplying actual Net Sales of such Combination Product by the fraction A/C, where C is the weighted average invoice price paid for such Combination Product in such country. If such Licensed Product is not sold separately in finished form in such country, Net Sales for such Licensed Product will be determined by CureVac’s good faith estimate of the relative contribution of such Licensed Product and each such other active ingredients in such Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.

1.40         “Non-Mammalian Target” means a Target that is encoded by and expressed by a non-mammalian organism.

1.41         “Paient(s)” means an (i) issued patent, a patent application, and a future patent issued from any’ such patent application, (ii) a future patent issued from a patent application filed in any country worldwide which claims priority from a patent or patent application of (i), and (iii) any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, utility models, supplementary protection certificates and renewals based on any patent or patent application under (i) or (ii), but not including any rights that give rise to regulatory exclusivity periods (other than supplementary protection certificates, which will be treated as “Patents” hereunder).

1.42         “Patent Costs” means the reasonable, documented, out-of-pocket costs and expenses paid to outside legal counsel, and filing and maintenance expenses, actually and reasonably incurred by a Party in prosecuting and maintaining Patents and enforcing and defending them.

1.43         “Phase I Study” means a human clinical trial of a Licensed Product in any country, the primary purpose of which is the determination of safety and which may include the determination of pharmacokinetic and/or pharmacodynamic profiles in healthy individuals or a diseased patient population. A Phase 1 Study in a diseased patient population may include, in addition to primary determination of safety, dose exploration and a determination of preliminary efficacy of a product in the target patient population. For clarity, a particular human clinical trial of a Licensed Product will not be considered both a Phase 1 Study and a Phase 2 Study for the purposes of Milestone payments under Section 4.1.

1.44         “Phase 2 Study” means a human clinical trial of a Licensed Product in any country, and which is: (a) a human clinical trial (other than a Phase 1 Study) in which the primary purpose is dose exploration, dose response, duration of effect, kinetics or preliminary efficacy and safety of a product in the target patient population, or (b) a controlled dose-ranging clinical trial to evaluate further the efficacy and safety of such product in the target patient population and to define the optimal dosing regimen.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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1.45            “Phase 3 Study” means a human clinical trial of a Licensed Product in any country, and which is: (a) a controlled study of a product in the target patient population of the efficacy and safety of such product which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient to obtain Regulatory Approval to market such product.

1.46            “[*****] Target” will mean the designated [*****] Target of a Licensed Vaccine Product. Each [*****] Target encoded for in the Licensed Vaccine Product will be termed an “[*****] Target”.

1.47            “Receiving Party” has the meaning set forth in Section 8.1

1.48            “Regulatory Approval” means, with respect to a country or extra-national territory, any and all approvals (including BLAs and MAAs), licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell or market a product in such country or some or all of such extra-national territory, including any pricing or reimbursement approvals.

1.49            “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental authority, in any jurisdiction in the world, involved in the granting of Regulatory Approval.

1.50            “Royalty Term” has the meaning set forth in Section 4.3(d).

1.51            “Solely Owned TP” has the meaning set forth in Article 5

1.52            “Sublicensee” means any Third Party that is granted a sublicense as permitted by Section 2.2, either directly by CureVac or its Affiliates or indirectly by any other Sublicensee hereunder.

1.53            “Target (s)” means the protein(s) as described in Appendix 1.53 a or b hereto, together with all variants of such protein(s), including the wild types, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been introduced (for example, mutated versions, derivatives or fragments) and species homologs, orthologs thereof, provided however that any such naturally occurring variant, engineered variant or species homolog or ortholog possesses substantially similar biological activity to such protein(s) (for example antigenicity in case of antigens). If a given protein (e.g., an antibody) comprises separated amino acid chains which might be delivered by separated mRNA Constructs such protein is defined as one Target.

1.54            “Technology” means collectively Patents and Know-How.

1.55            “Technology Transfer Agreement” has the meaning set forth in Section 2.3

1.56            “[*****]” has the meaning set forth in Section 1.1.

1.57            “[*****] License” has the meaning set forth in Section 1.1.

1.58            “Term” has the meaning set forth in Section 10.1.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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1.59            “Territory” means worldwide.

1.60            “Third Party” means any person or entity other than CureVac, Acuitas and their respective Affiliates.

1.61            “Third Party Claims” has the meaning set forth in Section 9.6(a).

1.62            “[*****] Patent Rights” means any and all Patents resulting from the research collaboration conducted between Acuitas and [*****] of the [*****] from about [*****] to the effective date of the Development and Option Agreement together with associated Know-How to the extent this Know-How is known to Acuitas and can be provided by Acuitas without breaching any confidentiality obligations of Acuitas. For avoidance of doubt, such results include those of the research summarized in [*****]

1.63            “Vaccine” means any product primarily intended (i) to elicit an adaptive immune response in the recipient against a specific disease-causing organism or malignancy as the result of presentation of antigen(s) associated with the disease-causing organism or malignancy; or (ii) to provide passive immune protection against a specific disease-causing organism.

1.64            “Valid Claim” means, with respect to a particular country, any claim of (i) an issued and unexpired Patent; or (ii) a pending Patent claim, comprised within the Acuitas LNP Technology in such country that (a) has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no further appeal is possible (other than to the United States Supreme Court or to an equivalent court in the respective jurisdiction) and (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country; and with respect to a pending Patent claim provided such Patent has been pending for less than five (5) years of the earliest priority date of filing of such pending Patent.

2.            License Grants; Technology Transfer.

2.1              Licenses by Acuitas. Subject to the terms and conditions of this License Agreement, Acuitas hereby grants to CureVac an exclusive, non-transferrable license, with the right to sublicense only as permitted by Section 2.3(b), under the Acuitas LNP Technology, to develop, have developed, make, have made, use and have used, sell, offer for sale, have sold and import and have imported Licensed Products in the Field of Use in the Territory. For the avoidance of doubt, in case of a Target for Licensed Vaccine Products, the exclusivity of the license applies with respect to the [*****] Target, and will cover (i) [*****] of the [*****] Target with or without, and with one or several [*****] Targets; and (ii) the use of the [*****] Target (but not any of the [*****] Targets) for any Licensed Product including but not limited to Vaccines.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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2.2             Option for additional Technology licenses. For the event that, in their reasonable judgment CureVac, its Affiliates or sublicensees considers it necessary to [*****] above in order to develop, have developed, make, have made, use and have used (including for research and development), sell, offer for sale, have sold, import and have imported a Licensed Product incorporating Acuitas LNP Technology in the Field of Use in the Territory, Acuitas hereby grants to CureVac the option to acquire one or more sublicenses under any such in-licensed Technology, to the extent Acuitas has the right to grant such sublicenses. Such sublicense will be granted at the terms and conditions of Acuitas’ main Third Party license agreement on the effective date of the sublicense agreement, and where such terms and conditions are equivalent to the terms and conditions that would be applicable to Acuitas if Acuitas were developing, making and/or selling the product under the Third Party license. The scope of each such option for a sublicense is equivalent to the scope of the license granted to CureVac under Section 2.1 above, in each case being in respect of such additional Third Party LNP Technology. CureVac is entitled to exercise such an option at any time during the Term, and upon written notice of CureVac that it exercises the option, the Parties shall finalize in good faith the terms and conditions of such sublicense agreement according to the terms and conditions of Acuitas’ main Third Party license agreement.

2.3            Sublicensing Rights.

(a)            Transfer. The license granted in Section 2.1 is transferable only upon a permitted assignment of this License Agreement in accordance with Section 11.11.

(b)            CureVac Sublicenses. The licenses granted in Section 2.1 may be sublicensed (with the right to sublicense through multiple tiers), in full or in part, by CureVac, its Affiliates or Sublicensees to CureVac’s Affiliates and Third Parties provided, that for any sublicense to Third Parties:

(i)            Each sublicense will be in writing and on terms consistent with and subject to the terms of this License Agreement,

(ii)           CureVac will provide Acuitas with a copy of any sublicense agreement with a Sublicensee within [*****] days of execution thereof, which sublicense agreement may be redacted as necessary to protect commercially sensitive information and shall be treated as CureVac Confidential Information hereunder;

(iii)          CureVac will be responsible for any and all obligations of such Sublicensee as if such Sublicensee were CureVac hereunder; and

(iv)          Any sublicense granted by CureVac to any rights licensed to it hereunder shall terminate immediately upon the termination of the license from Acuitas to CureVac and its Affiliates with respect to such rights, provided that such sublicensed rights shall not terminate if, as of the effective date of such termination pursuant to Sections 10.2, 10.3(a) or 10.4, a Sublicensee is not in material default of its obligations under its sublicense agreement, and within [*****] days of such termination and a written notice by Acuitas and disclosure of this License Agreement to the Sublicensee, the Sublicensee agrees in writing to be bound directly to Acuitas under a license agreement substantially similar to this License Agreement with respect to the rights sublicensed hereunder, substituting such Sublicensee for CureVac.

(c)            Subcontractors. For clarity purposes, CureVac is entitled to engage contract research organizations and contract manufacturing organizations for the development and manufacture of Licensed Products on behalf of CureVac. To the extent such contract organizations require a license to perform such subcontracted activities under applicable Laws, CureVac is entitled to grant a limited license without an obligation to meet the conditions of Section 2.3 (b)(ii) and (iv).

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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2.4            Technology Transfer. After the License Agreement Effective Date and promptly upon written request by CureVac, Acuitas will conduct a full transfer of Acuitas LNP Technology to CureVac and/or its designee(s) (which designee(s) may be an Affiliate or Third Party manufacturers, and which Third Party manufacturers may also be a backup manufacturer or a second manufacturer of Licensed Products) as required for the applicable transferee of the then-current process. The technology transfer activities, the rights and obligations of the Parties, the reimbursement of Acuitas for the technology transfer activities, and the rights and licenses to any Technology generated in the course of the technology transfer are set forth in the Technology Transfer Agreement (“Technology Transfer Agreement”) in Appendix 2.4 hereto, provided, however, that such Technology Transfer Agreement and its Appendices may be amended to reflect any developments and any specific requirements with respect to the then current process on the effective date of the Technology Transfer Agreement which become known to the Parties only after the effective date of the Development and Option Agreement.

2.5            Updates to Appendix 1.1. Acuitas shall notify CureVac at least once every [*****] months of Patents that are added to the Acuitas LNP Technology following the License Agreement Effective Date or any Patents that have been abandoned or discontinued in accordance with the terms of this License Agreement. Appendix 1.1 shall be automatically updated to include any such added Patents provided that, with written notice to Acuitas, CureVac may elect to exclude any particular Patents from the Acuitas LNP Technology. Following any such notice by CureVac, the Acuitas Patents that CureVac identifies for exclusion from this License Agreement will no longer be licensed to CureVac hereunder, and CureVac shall not have any obligations hereunder with respect to such Patent.

2.6            Documents and Declarations. Acuitas shall execute all documents, give all declarations regarding the licenses granted hereunder and reasonably cooperate with CureVac to the extent such documents, declarations and/or cooperation are required for the recording or registration of the licenses granted hereunder at the various patent offices in the Territory for the benefit of CureVac, its Affiliates or their Sublicensees.

3.            License Limitations. No licenses or other rights are granted by Acuitas hereunder to use any trademark, trade name, trade dress or service mark owned or otherwise Controlled by Acuitas or any of its Affiliates. All licenses and other rights are or shall be granted only as expressly provided in this License Agreement, and no other licenses or other rights is or shall be created or granted by either Party hereunder by implication, estoppel or otherwise.

4.            Payments and Royalties.

4.1            Milestone Payments. CureVac will make milestone payments (each, a “Milestone Payment”) to Acuitas upon the first occurrence of each of the milestone events (each, a “Milestone Event”) by Licensed Product as set forth below in this Section 4.1. CureVac will notify Acuitas of the achievement of each Milestone Event within [*****] business days of such achievement. Each Milestone Payment will be payable to Acuitas by CureVac within [*****] days of the achievement of the specified Milestone Event and receipt of a respective invoice from Acuitas, and such payments when owed or paid will be non-refundable and non-creditable. If one or more of the Milestone Events set forth below are not achieved or not required for any reason, the payment for such skipped Milestone Event will be due [*****]. The maximum total of all Milestone Payments for all Licensed Products payable under this License Agreement is [*****]

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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Milestone Event	Milestone Payment
[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]
[*****]	[*****]

*[*****] payments are payable for the [*****] for the [*****] For the avoidance of doubt, only license agreements concluded on the basis of the Development and Option Agreement will count towards the number of Active Agreements for the applicable [*****] payments. Provided a Licensed Product under this License Agreement is the first product comprised of Lipid Nanoparticles (LNP) containing one or more mRNA Constructs intended to express a protein that is a licensed product under this or any other exclusive license agreement entered into between the Parties on the basis of the Development and Option Agreement to reach a Phase 1, Phase 2 or Phase 3 milestone, the first three clinical Milestone Payments (i.e., [*****] If a Licensed Product under this License Agreement is not the first product under any exclusive license agreement entered into between the Parties on the basis of the Development and Option Agreement, but the first (and any subsequent) exclusive license agreement is terminated and the Licensed Product under this License Agreement therefore becomes the “first product” (i.e., no other exclusive license agreement under the Development and Option Agreement takes such place), [*****] in clinical development milestones will be applied to the Licensed Product under this License Agreement for any clinical milestones not achieved under the first or any subsequent exclusive license agreements.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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4.2            License Maintenance Fee for [*****] Targets.

(a)            Excess [*****] Targets. Upon the first dosing of the first patient in the first Phase 3 Study for the first Licensed Vaccine Product under this License Agreement anywhere in the Territory, CureVac will notify Acuitas in writing of the identity of any [*****] Target(s) not included in such Licensed Product (“[*****] Target(s)”). At CureVac’s election, to be made in such notice, and on an [*****] Target-by-[*****] Target basis, (i) this License Agreement will be amended to remove reference to the [*****] Target and all rights to such [*****] Target will revert back to Acuitas; or (ii) CureVac will retain its rights under this License Agreement to such [*****] Target and will pay to Acuitas a license maintenance fee for such retained [*****] Target of [*****] per year if the [*****] Target is a Non-Mammalian Target and [*****] per year if the [*****] Target is a Mammalian Target and for as long as the [*****] Target is not part of any other Licensed Vaccine Product developed under this License Agreement. Thereafter, CureVac is entitled to remove any retained [*****] Target from this License Agreement upon prior written notice to Acuitas and upon receipt of such notice the obligation to pay license maintenance fees for such removed [*****] Target terminates.

(b)            Inclusion of Further [*****] Targets. In the event CureVac desires to include [*****] Targets for which [*****] was exercised under the Development and Option Agreement or to reintroduce a removed [*****] Target into the License Agreement, CureVac will notify the Escrow Agent of the identify and other information describing each protein as set forth in Appendix 1.53(b) that it desires to be an [*****] Target. If such protein is available, the Escrow Agent will notify CureVac, such protein will become an [*****] Target and CureVac will make the payment for such [*****] Target(s) as though such [*****] Target had been reserved at the time the [*****] Target was reserved and the option to exercise the License Agreement including the [*****] Target had then included such [*****] Target. For avoidance of doubt, the number of [*****] Targets for purposes of calculating the option payment will not be reduced for [*****] Targets that have been removed from the Licensed Agreement, if any. This License Agreement will then be amended to include reference to such further [*****] Target(s).

4.3            Royalties.

(a)            Royalty. Subject to the remainder of this Section 4.3, on a country-by-country basis and a Covered Product-by-Covered Product basis, “Covered Product” being a Licensed Product which is Covered by one or more Valid Claims, CureVac will pay to Acuitas a royalty of [*****] of Net Sales of the Covered Product whether [*****]. On a country by country basis, in the event a Licensed Product is not a Covered Product in such country, CureVac will pay to Acuitas a royalty on Net Sales equal to the Minimum Royalty set forth in subsection (c) below.

(b)            Third Party Royalty Payments. If CureVac or its Affiliate or Sublicensee, in its reasonable judgment, considers it necessary or useful to obtain a license from any Third Party under any LNP Technology that Covers a Licensed Product in order to develop, manufacture or commercialize such Licensed Product the amount of CureVac’s royalty obligations under Sections 4.3(a) will be reduced by [*****]%) of the amount of the royalty payments made to such Third Party (“Third Party Royalty Payments”), provided, however, that such reduction shall not result in less than the Minimum Royalty due to Acuitas under Section (c) below. For avoidance of doubt, Third Party Royalty Payments will include payments by CureVac in connection with Acuitas sublicenses under Section 2.2.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(c)            Minimum Royalty. Except as set forth in subsection (d) below, in no event will the Royalty payable by CureVac to Acuitas for any Licensed Product (whether or not a Covered Product) be less than the following according to which [*****] such Licensed Product corresponds to:

(i)            [*****]

(ii)           [*****]

(iii)          [*****]

(d)            Third Party Royalty Reduction/Minimum Royalty applicable in the event of CureVac having rights under the [*****] Patent Rights If CureVac or its Affiliates or Sublicensees, in their reasonable judgment, consider it necessary or useful to obtain [*****] Patent Rights in order to develop, manufacture and/or commercialize a Licensed Product and CureVac does not obtain such rights from Acuitas under the Acuitas LNP Technology at no additional cost, then the amount of CureVac’s royalty obligations under Sections 4.3(a) will be [*****] made by CureVac, its Affiliates or Sublicensees to Acuitas or any Third Party for such rights, provided that the Minimum Royalty payable to Acuitas in accordance with Section 4.3 (c) will not be less than as shown below and according to which [*****] such Licensed Product falls into. Provided however that CureVac or its Affiliates or Sublicensees cannot elect to take [*****] Patent Rights from a Third Party if such [*****] Patent Rights are included in rights from Acuitas under the Acuitas LNP Technology and provided to CureVac its Affiliates or Sublicensees at no additional cost. For greater clarity the minimum royalties owing to Acuitas as shown below are in respect of both royalty reductions arising under Section 4.3 (b) and/or arising under this Section 4.3(d):

(i)            [*****]

(ii)           [*****]

(iii)          [*****]

In the event that [*****] Patent Rights are included in the Acuitas LNP Technology (i.e., are at no additional cost to CureVac) and Cover a Licensed Product then the Minimum Royalty payable to Acuitas in accordance with Section 4.3 (c) will not be less than the following according to which [*****] such Licensed Product corresponds to:

(i)            [*****]

(ii)           [*****]

(iii)          [*****]

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(e)            Term. The royalty term (“Royalty Term”) shall expire on a country-by-country and Licensed Product-by-Licensed Product basis, on the last to occur of (i) expiration of the last to expire Valid Claim in the Acuitas LNP Technology that, but for the license described herein from Acuitas to CureVac for the applicable Licensed Product, is infringed by the making, using or sale of such Licensed Product, (ii) expiration of any period of data exclusivity, market exclusivity or supplemental protection certificates covering the Licensed Product in such country; and (iii) ten (10) years after First Commercial Sale of Licensed Product in such country. For the avoidance of doubt, upon exhaustion of the obligation to pay Royalties to Acuitas as set forth above the continued use of Acuitas Know-How comprised in the LNP Technology for the development, manufacture and/or sale of the Licensed Product shall not, in and of itself, obligate CureVac to pay further royalties to Acuitas. Thereafter, CureVac’s license under Section 2.1 will become irrevocable, fully paid-up and royalty-free on a country-by-country and Licensed Product-by-Licensed Product basis.

(f)            Blended Royalty. The Parties acknowledge and agree that the Acuitas LNP Technology licensed under this License Agreement may justify royalty rates and/or Royalty Terms of differing amounts for the sale of Licensed Products in the Territory, depending on the number of LNP Technology Patents and their respective expiry. The Parties have determined in light of such considerations and for reasons of mutual convenience that blended royalty rates for the Acuitas LNP Technology licensed hereunder will apply during a single Royalty Term for sales of a Licensed Product in the Territory. Consequently, the Parties have agreed to adopt the royalty rates set forth in this Section 4.3 with respect to the sales of Licensed Products in the Territory as blended royalty rates.

4.4            Payment Terms.

(a)            Manner of Payment. All payments to be made by CureVac hereunder will be made in U.S. dollars by wire transfer to such bank account as Acuitas may designate.

(b)            Records and Audits. CureVac shall keep, and shall cause each of its Affiliates and Sublicensees, as applicable, to keep adequate books and records of accounting for the purpose of calculating all royalties payable to Acuitas hereunder. For the [*****] years next following the end of the calendar year to which each shall pertain, such books and records of accounting (including those of CureVac’s Affiliates) shall be kept at each of their principal places of business and shall be open for inspection at reasonable times and upon reasonable notice by an independent certified accountant selected by Acuitas, and which is reasonably acceptable to CureVac, for the sole purpose of inspecting the royalties due to Acuitas under this License Agreement. In no event shall such inspections be conducted hereunder more frequently than once every [*****] months. Such accountant must have executed and delivered to CureVac and its Affiliates, a confidentiality agreement as reasonably requested by CureVac, which shall include provisions limiting such accountant’s disclosure to Acuitas to only the results and basis for such results of such inspection. The results of such inspection, if any, shall be binding on both Parties. Any underpayments shall be paid by CureVac within [*****] days of notification of the results of such inspection. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods. Acuitas shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any calendar year shown by such inspection of more than [*****]% of the amount paid, CureVac shall reimburse Acuitas for any reasonable out-of-pocket costs of such accountant.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(c)            Reports and Royalty Payments. For as long as royalties are due under Section 4.3, CureVac shall furnish to Acuitas a written report for each Calendar Quarter, showing the amount of Net Sales of Licensed Products and royalty due for such Calendar Quarter. Reports shall be provided within [*****] days of the end of the Calendar Quarter for Net Sales generated by CureVac and its Affiliates, and within [*****] days of the end of the Calendar Quarter for Net Sales generated by Sublicensees,. Royalty payments for each Calendar Quarter shall be due at the same time as the last such written report for the Calendar Quarter. The report shall include, at a minimum, the following information for the applicable Calendar Quarter, each listed by Licensed Product and by country of sale: (i) the number of units of Licensed Products sold by CureVac and its Affiliates and Sublicensees on which royalties are owed to Acuitas hereunder; (ii) the gross amount received for such sales; (iii) Net Sales; (iv) the amounts of any credits or reductions permitted by Section 4.3; and (v) the computations for any Acuitas currency conversions pursuant to subsection (d) below. CureVac will require each Sublicensee to share with Acuitas the information listed in the foregoing clauses as it relates to Net Sales made by such Sublicensee, and to the extent practicable, will include such Sublicensee information in such report. All such reports shall be treated as Confidential Information of CureVac. In the event of a Change of Control by an acquirer that is commercializing a Competitive Product, reports shall be limited to (iii) and (v) above.

(d)            Currency Exchange. With respect to Net Sales invoiced in U.S. dollars, the Net Sales and the amounts due to Acuitas hereunder will be expressed in U.S. dollars. With respect to Net Sales invoiced in a currency other than U.S. dollars, payments will be calculated based on standard methodologies employed by CureVac or its Affiliates or Sublicensees for consolidation purposes for the Calendar Quarter for which remittance is made for royalties.

(e)            Taxes. CureVac may withhold from payments due to Acuitas amounts for payment of any withholding tax that is required by Law to be paid to any taxing authority with respect to such payments. CureVac will provide Acuitas all relevant documents and correspondence, and will also provide to Acuitas any other cooperation or assistance on a reasonable basis as may be necessary to enable Acuitas to claim exemption from such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. CureVac will give proper evidence from time to time as to the payment of any such tax. The Parties will cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include CureVac making payments from a single source in the U.S., where possible. Apart from any such permitted withholding and those deductions expressly included in the definition of Net Sales, the amounts payable by CureVac to Acuitas hereunder will not be reduced on account of any taxes, charges, duties or other levies.

(f)            Blocked Payments. In the event that, by reason of applicable law in any country, it becomes impossible or illegal for CureVac or its Affiliates or Sublicensees to transfer, or have transferred on its behalf, payments owed to Acuitas hereunder, CureVac will promptly notify Acuitas of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of Acuitas in a recognized banking institution designated by Acuitas or, if none is designated by Acuitas within a period of [*****] days, in a recognized banking institution selected by CureVac or its Affiliate or Sublicensee, as the case may be, and identified in a written notice given to Acuitas.

(g)            Interest Due. If any payment due to Acuitas under this License Agreement is overdue (and is not subject to a good faith dispute), then CureVac will pay interest thereon (before and after any judgment) at an annual rate of the lesser of [*****]% above the prime rate as reported in The Wall Street Journal, Eastern Edition, and the maximum rate permitted by applicable Law, such interest to run from the date upon which payment of such sum became due until payment thereof in full together with such interest.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(h)            Mutual Convenience of the Parties. The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to Acuitas.

5.            Ownership and Inventorship of IP.

Solely-Owned IP. As between the Parties, each Party will own and retain all right, title and interest in and to any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party under or in connection with this License Agreement (“Solely Owned IP”). Subject to the licenses hereunder and the other terms and conditions of this License Agreement or any other agreement between the Parties, each Party will be solely responsible for the prosecution and maintenance, and the enforcement and defense, of any Patents within its Solely Owned IP.

6.            Patent Prosecution and Maintenance.

6.1            Generally. As between the Parties and subject to Section 6.2 below, Acuitas (or its Third Party licensor, if any) will have the sole right, at its sole costs, to prosecute and maintain LNP Technology Patents, other than the Joint Interest Patents. Upon filing, Acuitas will provide CureVac with copies of all applications for all such LNP Technology Patents, and all other material submissions and correspondence with any patent authorities regarding such LNP Technology Patents, in sufficient time (not to be less than [*****] days) to allow for review and comment by CureVac. In addition, Acuitas will provide CureVac and its counsel with an opportunity to consult with Acuitas and its counsel regarding prosecution and maintenance of any such LNP Technology Patents, and Acuitas will not unreasonably refuse to address all reasonable comments timely made by or on behalf of CureVac. As between the Parties, CureVac will have the first right to prosecute and maintain any and all Joint Interest Patents and the Parties will share equally all costs incurred by CureVac in connection with such efforts. Upon filing, CureVac will provide Acuitas with copies of all applications for such Joint Interest Patents, and all other material submissions and correspondence with any patent authorities regarding such Joint Interest Patents, in sufficient time (not to be less than [*****] days) to allow for review and comment by Acuitas. In addition, CureVac will provide Acuitas and its counsel with an opportunity to consult with CureVac and its counsel regarding prosecution and maintenance of any such Joint Interest Patents, and CureVac will consider in good faith all reasonable comments timely made by or on behalf of Acuitas.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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6.2            Election Not to Prosecute or Maintain or Pay Patent Costs.

(a)            By Acuitas. If Acuitas elects not (i) to file, prosecute or maintain any LNP Technology Patents for which it is responsible under Section 6.1 in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with prosecution or maintenance of any such LNP Technology Patents then in each such case Acuitas will so notify CureVac, promptly in writing and in good time to enable Acuitas to meet any deadlines by which an action must be taken to preserve such LNP Technology Patent in such country, if CureVac so requests. Upon receipt of each such notice by Acuitas, CureVac will have the right, but not the obligation, to notify Acuitas in writing on a timely basis that Acuitas should continue the prosecution and/or maintenance of such LNP Technology Patent in the respective country, and thereafter, Acuitas would prosecute and maintain such LNP Technology Patent in such country at the sole direction of CureVac, Acuitas would make available to CureVac all documentation and correspondence with respect to such LNP Technology Patent, and CureVac would compensate the reasonable Patent Costs incurred by Acuitas in connection with such efforts, i.e., Patent Costs which Acuitas would not have had incurred if it had elected not to file, prosecute or maintain the respective LNP Technology Patent. CureVac’s license to such LNP Technology Patent hereunder under Section 2.1 will be, irrevocable and royalty free, and such LNP Technology Patent will thereafter no longer be part of the Acuitas LNP Technology for purposes of this License Agreement. CureVac is entitled to discontinue the payment of Patent Costs for any LNP Technology Patents at any time, provided that it will so notify Acuitas in writing in time for such discontinuance.

(b)            By CureVac. If CureVac elects not (i) to file, prosecute or maintain any Joint Interest Patents for which it is responsible under Section 6.1 in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with prosecution or maintenance of any Joint Interest Patents then in each such case CureVac will so notify Acuitas, promptly in writing and in good time to enable CureVac to meet any deadlines by which an action must be taken to preserve such Joint Interest Patent in such country at Acuitas’ expense, if Acuitas so requests. Upon receipt of each such notice by CureVac, Acuitas will have the right, but not the obligation, to notify CureVac in writing on a timely basis that CureVac should transfer the prosecution or maintenance of such Joint Interest Patent to Acuitas and at Acuitas’ sole expense and such LNP Technology Patent will thereafter no longer be part of the Acuitas LNP Technology for purposes of this License Agreement. Acuitas is entitled to discontinue the payment of Patent Costs for any Joint Interest Patents at any time, provided that it will so notify CureVac in writing in time for such discontinuance.

6.3            Patent Extensions. If any election for LNP Technology Patent term restoration or extension, supplemental protection certificate or any of their equivalents is to be made with respect to any LNP Technology Patent, then the Parties will discuss and seek to reach mutual agreement whether or not to take such action, provided that if the Parties are not able to reach mutual agreement within [*****] days, then CureVac will have the sole right to make the final decision whether or not to seek such patent term restoration or extension, supplemental protection certificate or any of their equivalents with respect to: (i) Joint Interest Patents; and (ii) any other LNP Technology Patents that, on the date of conclusion of such discussions, [*****] and provided further that the exercise of such right by CureVac will not increase or otherwise change the rights or obligations of the Parties hereunder. Acuitas will have the sole right to make the final decision whether or not to seek Patent term restoration or extension, supplemental protection certificate or any equivalents for any product but the Licensed Products with respect to all other Patents within the Acuitas LNP Technology. Without the prior written consent of CureVac, Acuitas shall not apply for any term restoration or extension, supplemental protection certificate or any of their equivalents for any Licensed Product.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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6.4            Regulatory Exclusivity Periods. With respect to any Patent listings required for any regulatory exclusivity periods for Licensed Products the Parties will discuss and seek to reach mutual agreement, subject to Applicable Law, on which LNP Technology Patents to list, provided that if the Parties are not able to agree within [*****] days, CureVac will have the right to make the final decision with respect to: (i) Joint Interest Patents; and (ii) any other LNP Technology Patents that, on the date of conclusion of such discussions, [*****] and provided further that the exercise of such right by CureVac will not increase or otherwise change the rights or obligations of the Parties hereunder. Except where required under Applicable Law, without the written consent of CureVac, Acuitas will not apply for, and is not authorized under this Agreement to apply for, any Patent listings required for any regulatory exclusivity periods for any Licensed Product. For the avoidance of doubt, Acuitas is not restricted from applying for any Patent listings required for any regulatory exclusivity periods for any product but the Licensed Products.

6.5            Cooperation. Each Party will reasonably cooperate with the other Party in those activities involving the LNP Technology Patents set forth in Sections 6.1 to 6.4. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants and agents of CureVac and Acuitas and their respective Affiliates and Sublicensees to execute all documents, as reasonable and appropriate so as to enable such activities in respect of any such LNP Technology Patents in any country.

7.            Patent Enforcement and Defense.

7.1            Notice. To the extent not in breach of an obligation of confidentiality, each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of any LNP Technology Patents by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any LNP Technology Patents, and will, along with such notice, supply the other Party with any evidence in its possession pertaining thereto.

7.2            Enforcement and Defense.

(a)            Enforcement. As between the Parties, Acuitas (or its Third Party licensor, or licensee if any) will have the first right, but not the obligation, to seek to abate any infringement of the LNP Technology Patents by a Third Party, or to file suit against any such Third Party for such infringement provided that (i) Acuitas shall bear all the expense of such suit or abatement of infringement, and (ii) CureVac shall have the first right but not the obligation to take action or bring suit against such Third party infringer with respect to: (A) Joint Interest Patents; and/or (B) any other LNP Technology Patents that, on the date of first notice of such infringement, are necessary or useful [*****] provided that CureVac shall bear all the expense of such suit or abatement of infringement. If the Party first responsible for such enforcement elects not to take action or to bring suit to prosecute such infringement or to continue such action or suit, it shall notify the other Party of such election within [*****] days after become aware of or receipt of the notice of the infringement or after the election to stop any such action or suit. If after the expiration of the [*****] days period (or, if earlier, the date upon which the responsible Party provides written notice that it does not plan to bring such action) the responsible Party has neither obtained a discontinuance of infringement nor filed suit against any such Third Party infringer of such Patent, then (i) in the case of an election by Acuitas (or its Third Party licensor, or licensee if any) not to prosecute an infringement of an LNP Technology Patent, CureVac shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of such Patents, provided the infringement is [*****] being the subject of this License Agreement, and further provided that CureVac shall bear all the expenses of such suit and (ii) in the case of a CureVac election not to prosecute an infringement of a Joint Interest Patents or LNP Technology Patent, Acuitas shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of such Patents, provided that Acuitas shall bear all the expenses of such suit.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(b)            Defense. As between the Parties, Acuitas (or is Third Party licensor or licensee, if any) will have the first right, but not the obligation, at its sole costs, to defend against a declaratory judgment action or other action challenging any LNP Technology Patents, other than: (i) Joint Interest Patents; and (ii) any other LNP Technology Patents that, on the date of first notice of such action, [*****] and as between the Parties, CureVac will have the first right, but not the obligation, at its sole costs, to defend against a declaratory judgment action or other action challenging Joint Interest Patents and/or such other LNP Technology Patents. If the Party first responsible for such defense does not take steps to defend within a commercially reasonably time, or elects not to continue any such defense (in which case it will promptly provide notice thereof to the other Party), then (i) in the case of an election by Acuitas (or its Third Party licensor, or licensee if any) not to defend an LNP Technology Patent, CureVac shall have the right, but not the obligation, to take defend any LNP Technology Patents that cover Licensed Product and no other product licensed or optioned by Acuitas to a Third Party or commercialized by Acuitas provided that CureVac shall bear all the expenses of such suit and (ii) in the case of a CureVac election not to defend the Joint Interest Patents, Acuitas shall have the right, but not the obligation, to take action or bring suit to defend such Patents, provided that Acuitas shall bear all the expenses of such suit,

(c)            Notwithstanding the foregoing, any response to a Third Party infringer’s counterclaim of invalidity or unenforceability of any LNP Technology Patents shall be controlled by the Party who controls the relevant enforcement proceeding pursuant to Section 7.2 (a) unless otherwise mutually agreed by the Parties.

(d)            Withdrawal, Cooperation and Participation. With respect to any infringement or defensive action identified above in this Section 7.2 which may be controlled by either CureVac or Acuitas:

(i)            If the controlling Party ceases to pursue or withdraws from such action, it will promptly notify the other Party (in good time to enable the other Party to meet any deadlines by which any action must be taken to preserve any rights in such infringement or defensive action) and such other Party may substitute itself for the withdrawing Party, shall be granted the right and standing to sue in the other Party’s name, and proceed under the terms and conditions of this Section 7.2.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(ii)            The non-controlling Party will cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party), including (A) providing access to relevant documents and other evidence, (B) making its and its Affiliates and licensees and Sublicensees and all of their respective employees, subcontractors, consultants and agents available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such action, and (C) if necessary, by being joined as a party, subject for this clause (C) to the controlling Party agreeing to indemnify such non-controlling Party for its involvement as a named party in such action and paying those Patent Costs incurred by such Party in connection with such joinder. The Party controlling any such action will keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

(iii)            Each Party will have the right to participate or otherwise be involved in any such action controlled by the other Party, in each case at the participating (i.e., non-controlling) Party’s sole cost and expense. If a Party elects to so participate or be involved, the controlling Party will provide the participating Party and its counsel with an opportunity to consult with the controlling Party and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and the controlling Party will take into account reasonable requests of the participating Party regarding such enforcement or defense.

(e)            Settlement. Neither Party will settle or consent to an adverse judgment in any action described in this Section 7.2 and controlled by such Party, including any judgment which affects the scope, validity or enforcement of any LNP Technology Patents involved therewith, without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed).

(f)            Damages. Unless otherwise agreed by the Parties, all monies recovered upon the final judgment or settlement of any action which may be controlled by either CureVac or Acuitas and described in Section 7.2(a) or 7.2(b) in each case will be used first to reimburse the controlling Party, and thereafter the non-controlling Party, for each of their out-of-pocket costs and expenses relating to the action, with the balance of any such recovery to be divided as follows:

(i)            To the extent such recovery reflects [*****]; and

(ii)            To the extent such recovery reflects [*****]

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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8.            Confidentiality.

8.1           Confidential Information. Each Party (“Disclosing Party”) may disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this License Agreement, certain proprietary or confidential information of Disclosing Party in connection with this License Agreement. The term “Confidential Information” means all information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, that are disclosed or made available by or on behalf of the Disclosing Party to the Receiving Party in connection with this License Agreement.

8.2           Restrictions. During the Term and for [*****] years thereafter, Receiving Party will keep all Disclosing Party’s Confidential Information in confidence with the same degree of care with which Receiving Party holds its own confidential information, but in no event less than reasonable care. Receiving Party will not use Disclosing Party’s Confidential Information except for in connection with the performance of its obligations and exercise of its rights under this License Agreement. Receiving Party has the right to disclose Disclosing Party’s Confidential Information without Disclosing Party’s prior written consent to Receiving Party’s Affiliates, and each of their employees, subcontractors, consultants and agents who have a need to know such Confidential Information in order to perform their obligations and exercise their rights under this License Agreement and who are under written obligation to comply with the restrictions on use and disclosure that are no less restrictive than those set forth in this Section 8.2. Receiving Party assumes responsibility for such entities and persons maintaining Disclosing Party’s Confidential Information in confidence and using same only for the purposes described herein.

8.3           Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to a specific portion of the Disclosing Party’s Confidential Information to the extent that Receiving Party can demonstrate that such portion: (i) was known to Receiving Party or any of its Affiliates prior to the time of disclosure by the Disclosing Party without obligation of confidentiality; (ii) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (iii) is obtained on a non-confidential basis by Receiving Party or any of its Affiliates from a Third Party who to Receiving Party’s knowledge is lawfully in possession thereof and under no obligation of confidentiality to Disclosing Party; or (iv) has been independently developed by or on behalf of Receiving Party or any of its Affiliates without the aid, application or use of Disclosing Party’s Confidential Information.

8.4           Permitted Disclosures. Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a)            in order and to the extent required to comply with applicable Law (including any securities Law or regulation or the rules of a securities exchange) or with a legal or administrative proceeding;

(b)            in connection with prosecuting or defending litigation, and filing, prosecuting and enforcing LNP Technology Patents in connection with Receiving Party’s rights and obligations pursuant to this License Agreement; and

(c)            to acquirers or permitted assignees; investment bankers, investors and lenders, including potential acquirers, assignees, investment bankers, and lenders;

(d)            in the case of CureVac, to (i) subcontractors; or (ii) potential licensees or collaboration partners, but in case (ii) only such information that is reasonably necessary or useful for the potential licensee or partner to evaluate the applicable Licensed Product, and LNP/Licensed Product manufacturing processes, but excluding the particular chemical structure and formulation of any LNPs (which excluded information may be disclosed to such potential licensee or partner upon Acuitas’ prior written consent);

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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provided that (1) where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant to subsections (a) and (b) sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (2) with respect to subsections (c) and (d), each of those entities are required to comply with the restrictions on use and disclosure in Section 8.2 (other than investment bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality).

8.5           Return of Confidential Information. Upon expiry or earlier termination of this License Agreement, upon written request of a Party (such request, if made, to be made within three (3) months of such expiry or termination) the other Party will destroy or return (as shall be specified in such request) to the requesting Party all copies of the Confidential Information of the requesting Party; provided that the Party may retain: (i) one copy of such Confidential Information for record-keeping purposes, for the sole purpose of ensuring compliance with this Agreement; (ii) any copies of such Confidential Information as is required to be retained under applicable Law; (iii) any copies of such Confidential Information as is necessary or useful for such Party to exercise a right or fulfill an obligation under another License Agreement, if any, or as set forth in this License Agreement; and (iv) any copies of any computer records and files containing Confidential Information that have been created by such Party’s routine archiving/backup procedures.

8.6           Publications. Notwithstanding anything in this License Agreement to the contrary, CureVac is permitted to publish the results of its development under this License Agreement, provided, however, that it will not disclose Acuitas Confidential Information in any publication by CureVac of the results of any Licensed Product development by CureVac without Acuitas’ prior written consent, which will not be unreasonably withheld, conditioned or delayed.

8.7           Terms of this License Agreement: Publicity. The Parties agree that the existence and terms of the Parties’ relationship and this License Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 8.4. Except as required by Law, each Party agrees not to issue any press release or public statement disclosing information relating to the existence of this License Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other Party.

9.            Warranties; Limitations of Liability; Indemnification.

9.1           Representations and Warranties. Each Party represents and warrants to the other as of the License Agreement Effective Date that:

(a)            it is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated,

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(b)           it has the legal right and power to enter into this License Agreement, to extend the rights and licenses granted or to be granted to the other in this License Agreement, and to fully perform its obligations hereunder,

(c)            it has taken all necessary corporate action on its part required to authorize the execution and delivery of this License Agreement and the performance of its obligations hereunder and

(d)           this License Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

9.2           Additional Representations of Acuitas. Except as set forth on Appendix 9.2, Acuitas hereby represents and warrants to CureVac as of the License Agreement Effective Date as follows:

(a)            Impairment. Neither Acuitas nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights including Know-How, that would in any way conflict with or impair the scope of any rights or licenses granted to CureVac hereunder, including under any of the agreements which Acuitas has identified to CureVac prior to the License Agreement Effective Date.

(b)           Patents. Appendix 1.1 sets forth a complete and accurate list of all LNP Technology Patents. Acuitas Controls, and will Control during the Term, the LNP Technology Patents listed on Appendix 1.1 and the Know-How within the Acuitas LNP Technology, and is entitled to grant the licenses specified herein. To Acuitas’ knowledge, the LNP Technology Patents have been procured or are being procured from the respective patent offices in accordance with applicable Law. None of the LNP Technology Patents is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and to Acuitas’ knowledge as of the License Agreement Effective Date, no Acuitas LNP Technology is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation. As of the License Agreement Effective Date, neither Acuitas nor any of its Affiliates has received any notice alleging that the LNP Technology Patents are invalid or unenforceable, or challenging Acuitas’ ownership of or right to use any such rights.

(c)           Entire LNP Technology. The Acuitas LNP Technology licensed to CureVac under this License Agreement comprises all Technology owned or in-licensed by Acuitas which is required to develop, manufacture and commercialize the Licensed Products.

(d)           Encumbrances. Acuitas and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this License Agreement. As of the License Agreement Effective Date, neither Acuitas nor any of its Affiliates has granted any liens or security interests on the Acuitas LNP Technology, and the Acuitas LNP Technology as licensed hereby is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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(e)           Defaults. The execution, delivery and performance by Acuitas of this License Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Acuitas is a party or by which it is bound, including each of tlie agreements which Acuitas has identified to CureVac prior to the License Agreement Effective Date, in each case as would reasonably be expected to have a material adverse effect on the rights granted to CureVac hereunder.

(f)            Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of Acuitas, currently threatened in writing against or affecting Acuitas that questions the validity of this License Agreement or the right of Acuitas to enter into this License Agreement or consummate the transactions contemplated hereby or that relates to the Acuitas LNP Technology.

(g)           Infringement. Neither Acuitas nor any of its Affiliates has received any notice of any claim, nor does Acuitas or its Affiliates have any knowledge of any basis for any claim, that any Patent, Know-How or other intellectual property owned or controlled by a Third Party would be infringed or misappropriated by the practice of any Acuitas LNP Technology in connection with the production, use, research, development, manufacture or commercialization of any Licensed Product.

(h)           Third Party Infringement. To Acuitas’ knowledge, no Third Party is infringing or has infringed any Patent within the Acuitas LNP Technology or is misappropriating or has misappropriated any Know-how within the Acuitas LNP Technology.

9.3           Disclaimers. Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that any Licensed Product will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LICENSE AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND UNDER THIS LICENSE AGREEMENT, EITHER EXPRESS OR IMPLIED.

9.4           No Consequential Damages. NOTWITHSTANDING ANYTHING IN THIS LICENSE AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE TO THE OTHER OR ANY THIRD PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS LICENSE AGREEMENT FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT THIS SECTION 9.4 WILL NOT APPLY TO BREACHES OF A PARTY’S OBLIGATIONS OR UNDER ARTICLE NINE OR THE PARTIES’ INDEMNIFICATION RIGHTS AND OBLIGATIONS UNDER SECTION 9.6.

9.5            Performance by Others. The Parties recognize that each Party may perform some or all of its obligations under this License Agreement through Affiliates and permitted subcontractors provided, however, that each Party will remain responsible and liable for the performance by its Affiliates and permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this License Agreement in connection therewith.

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
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9.6           Indemnification.

(a)            Indemnification by CureVac. CureVac will indemnify Acuitas, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “Acuitas Indemnitees”), and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the Acuitas Indemnitees to the extent arising from or occurring as a result of: (i) the breach by CureVac of any provision of this License Agreement; (ii) any negligence or willful misconduct on the part of any CureVac Indemnitee; or (iii) the development or commercialization by or on behalf of CureVac or any of its Affiliates or Sublicensees of Licensed Product other than if related to an LNP component thereof, except in each case (i)-(iii) to the extent arising from or occurring as a result of the negligence or willful misconduct on the part of an Acuitas Indemnitee or Acuitas’ breach of this License Agreement.

(b)           Indemnification by Acuitas. Acuitas will indemnify CureVac, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “CureVac Indemnitees”), and defend and hold each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against CureVac Indemnitees to the extent arising from or occurring as a result of: (i) the breach by Acuitas of any provision of this License Agreement; or (ii) any negligence or willful misconduct on the part of any Acuitas Indemnitee, except in each case (i) and (ii) to the extent arising from or occurring as a result of the negligence or willful misconduct on the part of a CureVac Indemnitee or CureVac’s breach of this License Agreement.

(c)           Notice of Claim. All indemnification claims provided for in Sections 9.6(a) and 9.6(b) will be made solely by such Party to this License Agreement (the “Indemnified Party”). The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 9.6(a) and 9.6(b), but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and estimated amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

(d)           Defense, Settlement, Cooperation and Expenses.

(i)            Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [*****] days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to such counsel and a possible conflict of interest of such counsel retained by the indemnifying Party). In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including reasonable attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.

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(ii)            Right to Participate in Defense. Without limiting Section 9.6(d)(i), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (i) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.6(d)(i) (in which case the Indemnified Party will control the defense) or (ii) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, in which case the indemnifying Party will assume one hundred percent (100%) of any such costs and expenses of counsel for the Indemnified Party.

(iii)           Settlement. With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.6(d)(i), the indemnifying Party will have authority to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, delayed or conditioned). The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the prior written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.

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(iv)          Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other indemnified party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith, at the indemnifying Party’s expense. Such cooperation will include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making indemnified parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.

(v)           Costs and Expenses. Except as provided above in this Section 9.6(d), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

9.7           Insurance. Each Party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this License Agreement, and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the respective industry of such Party for the activities to be conducted by such Party under this License Agreement. Subject to the preceding sentence, such liability insurance or self-insurance program will insure against all types of liability, including personal injury, physical injury or property damage arising out of the manufacture, sale, use, distribution or marketing of Licensed Product. The coverage limits set forth herein will not create any limitation on a Party’s liability to the other under this License Agreement.

10.          Term and Termination.

10.1         Term. This License Agreement will commence as of the License Agreement Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, will continue on a Licensed Product-by-Licensed Product and a country-by-country basis, until there are no more payments owed Acuitas in such country (the longest such period of time hereunder, the “Term”). Upon there being no more such payments hereunder in such country, the license contained in Section 2.1 will become fully paid up and will remain in effect with respect to such Licensed Product in such country.

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10.2         Termination by Acuitas.

(a)            Breach. Acuitas will have the right to terminate this License Agreement in full upon delivery of written notice to CureVac in the event of any material breach by CureVac of any terms and conditions of this License Agreement, provided that such breach has not been cured within [*****] after written notice thereof is given by Acuitas to CureVac specifying the nature of the alleged breach.

(b)           Disputed Breach. If CureVac disputes in good faith the existence or materiality of a breach specified in a notice provided in accordance with Section 10.2(a), and CureVac provides Acuitas notice of such dispute within such [*****] period, then Acuitas shall not have the right to terminate this License Agreement under Section 10.2(a) unless and until it is finally determined, in accordance with Section 11.1, that CureVac has materially breached this License Agreement and that CureVac fails to cure such breach within [*****] following such decision. It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this License Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder. During the pendency of any such dispute, CureVac shall pay to Acuitas all Acuitas Milestone payments and royalty payments set forth herein.

10.3         Termination by CureVac.

(a)            Breach. CureVac will have the right to terminate this License Agreement in full upon delivery of written notice to Acuitas in the event of any material breach by Acuitas of any terms and conditions of this License Agreement, provided that such breach has not been cured within [*****] after written notice thereof is given by CureVac to Acuitas specifying the nature of the alleged breach.

(b)           Discretionary Termination. CureVac will have the right (i) to terminate this License Agreement in full at its discretion for any reason by delivering written notice to Acuitas, such termination to be effective [*****] following the date of such notice..

(c)            Alternative to Termination Under Section 10.3(a). If CureVac has the right to terminate this License Agreement under Section 10.3(a) as a result of a material breach by Acuitas (including following expiration of all applicable cure periods thereunder) that fundamentally impairs the value of CureVac’s rights hereunder with respect to the Licensed Target, then CureVac may, in lieu of exercising such termination right, elect by written notice to Acuitas before the end of such applicable cure period to have this License Agreement continue in full force and effect for the Term, provided that the following will apply: starting immediately after the end of such applicable cure period, CureVac may [*****] the Acuitas Milestone Payments and the royalty rates set forth in Article Four. In the event Acuitas notifies CureVac within [*****] of receipt of CureVac’s notice that Acuitas reasonably and in good-faith disputes CureVac’s right to terminate this License Agreement pursuant to Section 10.3(a), CureVac shall instead deposit [*****] of such Acuitas Milestone Payments and royalty payments into an escrow account maintained by a mutually agreeable Third Party pending the resolution of such dispute in accordance with Section 11.1. In the event that it is established through the dispute resolution process that CureVac did have the right to terminate this License Agreement under Section 10.3(a), then the escrowed funds shall be released to CureVac and the [*****] shall apply going forward. In the event that it is established through the dispute resolution process that CureVac did not have the right to terminate this License Agreement under Section 10.3(a), then the escrowed funds shall be released to Acuitas, with interest, and CureVac shall resume full payment under this License Agreement (i.e., as if no [*****] had been made pursuant to this Section 10.3(c)).

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10.4         Termination Upon Bankruptcy.

All rights and licenses granted under or pursuant to this License Agreement by Acuitas are, and will otherwise be deemed to be, for purposes of Section 65.11 (7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36 (the “Insolvency Legislation”), a grant of “right to use intellectual property” as used in the Insolvency Legislation. The Parties agree that CureVac and its Affiliates and Sublicensees, as licensees of such rights under this License Agreement, will retain and may fully exercise all of their rights and elections under the Insolvency Legislation subject to the payment of amounts provided for herein. Without limiting CureVac’s rights under the Insolvency Legislation, if Acuitas becomes insolvent or makes an assignment for the benefit of its creditors or there is filed by or against the Acuitas any bankruptcy, receivership, reorganization or similar proceeding (an “Insolvency Event”) pursuant to or under the Insolvency Legislation or otherwise, CureVac shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of Acuitas, shall be promptly delivered to it (i) before this License Agreement is rejected by or on behalf of Acuitas, within [*****] after CureVac’s written request, unless Acuitas, or its trustee or receiver, elects within [*****] to continue to perform all of its obligations under this License Agreement, or (ii) after any rejection of this License Agreement by or on behalf of Acuitas, if not previously delivered as provided under clause (i) above. All rights of the Parties under this Section 10.4(b) and under Section 65.11(7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act are in addition to and not in substitution of any and all other rights, powers, and remedies that each party may have under this License Agreement, the Insolvency Legislation, and any other applicable Laws. CureVac shall have the right to perform the obligations of Acuitas hereunder with respect to such intellectual property, but neither such provision nor such performance by CureVac shall release Acuitas from any such obligation or liability for failing to perform it.

10.5         Effects of Termination. Upon termination (but not expiration pursuant to Section 10.1) of this License Agreement for any reason:

(a)           Termination for Acuitas’ Breach. In the event of a termination by CureVac for Acuitas’ breach, the rights and licenses granted to CureVac under this License Agreement shall become perpetual and irrevocable and survive the termination of this License Agreement.

(b)           Cessation of Rights. Except as otherwise expressly provided herein, including in Sections 8.5, 10.5(a) and 10.5(c), all rights and licenses granted by Acuitas to CureVac in Section 2.1 will terminate.

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(c)            Sell Off. Notwithstanding the termination of CureVac’s licenses and other rights under this License Agreement, CureVac shall retain the right to distribute, sell or otherwise dispose of its existing inventory of the Licensed Products, in each case that is intended for distribution, sale or disposition in the Territory, for a period of not more than three (3) months following the date of the effective termination, as though this License Agreement had not been terminated, and such distribution, sale or other disposition shall not constitute infringement of the Patents or other intellectual property or proprietary rights of Acuitas or its Affiliates. CureVac’s right to distribute, sell or otherwise dispose of its existing inventory of the Licensed Products pursuant to this Section 10.5 (c) shall be subject to CureVac’s continuing obligation to pay royalties with respect to the Net Sales.

10.6            Survival. In addition to the termination consequences set forth in Section 10.5, the following provisions will survive termination or expiration of this License Agreement: Articles 1 and 8 and Sections4.4, 5.1, 9.3, 9.4, 9.6, 9.7, 10.4, 10.5, 10.6, 11.1, 11.2, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11 and 11.12. Termination or expiration of this License Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this License Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this License Agreement.

11.          General Provisions.

11.1         Dispute Resolution.

(a)            Disputes. Disputes arising under or in connection with this License Agreement will be resolved pursuant to this Section 11.1; provided, however, that in the event a dispute cannot be resolved without an adjudication of the rights or obligations of a Third Party (other than any CureVac Indemnitees or Acuitas Indemnitees identified in Section 9.6), the dispute procedures set forth Sections 11.1(c) and 11.1(c) will be inapplicable as to such dispute.

(b)           Dispute Escalation. In the event of a dispute between the Parties, the Parties will first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis within [*****], any Party may, by written notice to the other, have such dispute referred to each Party’s Chief Executive Officer or his or her designee (who will be a senior executive), who will attempt in good faith to resolve such dispute by negotiation and consultation for a [*****] period following receipt of such written notice

(c)            Dispute Resolution. In the event the Chief Executive Officers of the Parties are not able to resolve such dispute as set forth above, the Parties agree to try to solve such dispute amicably by mediation. The Parties shall conduct a mediation procedure according to the Mediation Rules of the World Intellectual Property Organization (WIPO) in effect on the date of the commencement of the mediation proceedings. The location of the mediation proceedings will be London, England. The number of mediators will be one (1). The language of the mediation proceedings will be English. If the dispute has not been settled pursuant to the said rules within [*****] following the filing of a request for mediation or within such other period as the Parties may agree in writing, either Party may submit the dispute to final and binding arbitration. Any dispute relating to the validity performance, construction or interpretation of this Agreement, which cannot be resolved amicably between the Parties after following the procedure set forth in this Section 11.1, shall be submitted to arbitration in accordance with the Arbitration Rules of WIPO in effect on the date of the commencement of the arbitration proceedings. The location of the arbitration proceedings will be London, England. The number of arbitrators will be three (3). The language of the arbitration proceeding will be English. The decision of the arbitrators shall be final and binding upon the Parties (absent manifest error on the part of the arbitrator) s)) and enforceable in any court of competent jurisdiction.

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(d)           Injunctive Relief. Notwithstanding the dispute resolution procedures set forth in this Section 11.1, in the event of an actual or threatened breach hereunder, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to any dispute resolution procedures hereunder.

(e)           Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 11.1 are pending, and the Parties will cooperate in taking all actions reasonably necessary to achieve such a result.

(f)            Prevailing Party. The prevailing Party in any arbitration under Section 11.1 (c) or any other suit related to this License Agreement will be entitled to recover from the losing Party all out-of-pocket fees, costs and expenses (including those of attorneys, professionals and accountants and all those arising from appeals and investigations) incurred by the prevailing Party in connection with such arbitration or suit.

11.2         Cumulative Remedies and Irreparable Harm. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at Law or otherwise. Each Party acknowledges and agrees that breach of any of the terms or conditions of this License Agreement may cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party may be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of Law or equity, including money damages.

11.3         Relationship of Parties. Nothing in this License Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. There are no express or implied third party beneficiaries hereunder (except for CureVac Indemnitees and Acuitas Indemnitees for purposes of Section 9.6). For clarity, CureVac does not grant to Acuitas any rights or licenses under this License Agreement to any CureVac technology or intellectual property rights.

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11.4         Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law.

11.5         Governing Law. This License Agreement will be governed by and construed in accordance with the Laws of England and Wales, without respect to its conflict of Laws rules, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents or Know-How apply.

11.6         Counterparts; Facsimiles. This License Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this License Agreement by either Party will constitute a legal, valid and binding execution and delivery of this License Agreement by such Party.

11.7         Headings. All headings in this License Agreement are for convenience only and will not affect the meaning of any provision hereof.

11.8         Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this License Agreement. Accordingly, the rule of construction that any ambiguity in this License Agreement will be construed against the drafting party will not apply.

11.9         Interpretation. Whenever any provision of this License Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this License Agreement as an entirety and not solely to the particular portion of this License Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Appendices in this License Agreement are to Sections and Appendices of this License Agreement. References to any Sections include Sections and subsections that are part of the related Section.

11.10       Binding Effect. This License Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

11.11       Assignment. This License Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this License Agreement, except as expressly permitted hereunder or otherwise without the prior written consent of the other Party, which consent will not be unreasonably withheld; provided that either Party may assign this License Agreement without such consent to an Affiliate or to its successor in connection with sale of all or substantially all of its assets or business or that portion of its business pertaining to the subject matter of this License Agreement (whether by merger, consolidation or otherwise).

11.12       Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this License Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, or registered or certified mail, return receipt requested, postage prepaid to the following addresses:

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If to CureVac:	CureVac AG Paul-Ehrlich-Str. 15 72076 Tubingen Germany Attention: CEO and General Counsel
If to Acuitas:	Acuitas Therapeutics Inc. 2714 West 31rst Avenue Vancouver, B.C. Canada V6L 2A1 Attention: President and CEO
With a copy to:	McCarthy Tetrault LLP Suite 2400 745 Thurlow Street Vancouver, B.C. Canada V6E 0C5 Attention: [*****]

Either Party may change its designated address by notice to the other Party in the manner provided in this Section 11.12.

11.13       Amendment and Waiver. This License Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

11.14       Severability. In the event that any provision of this License Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify the License Agreement to preserve (to the extent possible) their original intent.

11.15       Entire Agreement. This License Agreement together with the Development and Option Agreement and any other license agreements entered into during the Term pursuant to the Development and Option Agreement are the sole agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to same.

11.16       Force Majcure. Neither Acuitas nor CureVac will be liable for failure of or delay in performing obligations set forth in this License Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Acuitas or CureVac; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

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WITNESS WHEREOF, the Parties have caused this License Agreement to be executed by their respective duly authorized officers as of the License Agreement Effective Date.

Acuitas Therapeutics Inc.
By:
(Signature)
Name:
Title:

CureVacAG
By:
(Signature)
Name:
Title:

Signature Page to License Agreement

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Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.

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Appendix 1.1

Patents within the Acuitas LNP Technology
as of the License Agreement Effective Date

Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.

vEXECUTION COPY

Appendix 1.53a

Description of the Target

[*****]

Appendix 1.53b

Description of the Vaccine Target

[*****]

Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.

EXECUTION COPY

Appendix 2.4

Technology Transfer Agreement

Appendix 9.2

Exceptions to Acuitas’ Representations and Warranties in Section 9.2

Development and Option Agreement between CureVac AG and Acuitas Therapeutics Inc.

EXECUTION COPY 29 APRIL 2016

Exhibit 1.54

Nou-Exclusive License Agreement

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc.
EXECUTION COPY

Non-Exclusive License Agreement

by and between

Acuitas Therapeutics Inc.

and

CureVac AG

dated

[________________]

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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2

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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(continued)

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11.13	Amendment and Waiver	37
11.14	Severability	37
11.15	Entire Agreement	37
11.16	Force Majeure	37

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List of Appendices

Appendix 1.1	Patents within the Acuitas LNP Technology as of the License Agreement Effective Date
Appendix 1.22	Joint Interest Patents
Appendix 1.53	Description of the Target
Appendix 2.4	Technology Transfer Agreement
Appendix 9.2	Exceptions to Acuitas’ Representations and Warranties in Section 9.2

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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Non-Exclusive License Agreement

This License Agreement (“License Agreement”), dated as of [                 ] (the “License Agreement Effective Date”), is made by and between Acuitas Therapeutics inc., a British Columbia corporation (“Acuitas”), and CureVac AG, a German stock corporation with offices at Paul-Ehrlich-Strasse 15, 72076 Tubingen, Germany (“CureVac”). Each of Acuitas and CureVac may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Acuitas has proprietary LNP Technology;

WHEREAS, CureVac has expertise and intellectual property relating to mRNA Constructs (as defined below);

WHEREAS, Acuitas and CureVac are parties to that certain Development and Option Agreement (dated April 29, 2016) (the “Development and Option Agreement”) pursuant to which CureVac has options to take licenses under the Acuitas LNP Technology (as defined below) with respect to CureVac’s mRNA Constructs; and

WHEREAS, pursuant to the terms of the Development and Option Agreement, CureVac has exercised an option with respect to the Target (as defined below) and the Parties are now entering into a licensing arrangement whereby CureVac will have a license under the Acuitas LNP Technology to develop and commercialize Licensed Products (as defined below) based on such Target.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.            Definitions.

The following terms and their correlatives will have the following meanings:

1.1            “Acuitas LNP Technology” means any and all LNP Technology Controlled by Acuitas or any of its Affiliates as of the License Agreement Effective Date or at any time during the Term, including Acuitas’ right and interest in any Technology created, conceived or reduced to practice under the Development and Option Agreement and/or the Technology Transfer Agreement and Acuitas’ interest in any such Technology jointly owned by CureVac or its Affiliates and Acuitas or its Affiliates and necessary or useful for the research, development, manufacturing and commercialization of Licensed Products. Unless otherwise set forth herein, Acuitas LNP Technology will include Joint Interest Patents. For the avoidance of doubt, the rights granted to Acuitas by [*****] shall not fall under this definition. The Acuitas LNP Technology existing as of the License Agreement Effective Date is listed in Appendix 1.1 attached hereto.

1.2            “Acuitas Indemnitiees” has the meaning set forth in Section 9.6(a).

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1.3            “Affiliate” of a person or entity means any other entity which (directly or indirectly) is controlled by, controls or is under common control with such person or entity. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to an entity will mean (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests with thower to direct the management and policies of such entity, provided that if local Law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Law, be owned by foreign interests. Regarding CureVac, Affiliate shall not include Mr. Hopp and dievini Hopp BioTech holding GmbH & Co. KG and/or any other entity controlled by Mr. Hopp and/or dievini Hopp BioTech holding GmbH & Co. KG.

1.4            “cGMP” means current Good Manufacturing Practices as specified in the U.S. C.F.R., ICFI Guideline Q7A, or equivalent Laws of an applicable Regulatory Authority at the time of manufacture.

1.5            “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31

1.6            “Change of Control” with respect to Acuitas, shall be deemed to have occurred if during the Term (i) any person or entity is or becomes the “beneficial owner”, directly or indirectly, of shares of capital stock or other interests (including partnership interests) of Acuitas then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions of Acuitas representing fifty percent (50%) or more of the total voting power of all outstanding classes of voting stock of Acuitas or has the power, directly or indirectly, to elect a majority of the members of the Acuitas’ board of directors, or similar governing body; or (ii) Acuitas enters into a merger, consolidation or similar transaction with another person or entity; or (iii) Acuitas sells or transfers to any Third Party, in one (1) or more related transactions, properties or assets representing all or substantially all of Acuitas’ consolidated total assets to which this Agreement relates; or (iv) the holders of capital stock of Acuitas approve a plan or proposal for the liquidation or dissolution of Acuitas.”

1.7            “Combination Product” means a Licensed Product that includes at least one additional active ingredient other than a Licensed Product. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized as an active ingredient in accordance with 21 C.F.R. 210.3(b)(7) or equivalent Laws in other jurisdictions, provided however, should lipid nanoparticles comprised in a Licensed Product be characterized as “active ingredients” at any time during the Term, such lipid nanoparticles will not be considered an “active ingredient” for the purposes of this definition.

1.8            “Competitive Product” shall mean a product that [*****] as a Licensed Product.

1.9            “Indication” shall mean an individual disease or clinical condition with respect to which at least one adequate and well controlled study is required to support inclusion of such disease or condition in the indication statement of an FDA approved package insert for a Licensed Product.

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1.10            “Confidential Information” has the meaning set forth in Section 8.1

1.11            “Control” or “Controlled” means, with respect to any Know-How or Patent, the possession (whether by ownership or license, other than by a license or sublicense granted pursuant to this License Agreement or the Development and Option Agreement) by Acuitas or its Affiliates of the ability to grant to CureVac a license or access to such Know-How or Patent as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party and without owing any milestone, royalty or other monetary obligations to a Third Party.

1.12            “Covered Product” has the meaning set forth in Section 4.3

1.13            “Covers”, with reference to (a) a Patent, means that the manufacture, development or commercialization of a Licensed Product would infringe a Valid Claim of such Patent in the country in which such activity occurs; and (b) Know-How, means that the manufacture, development or commercialization of a Licensed Product incorporates or embodies such Know-How.

1.14            “CureVac Indemnitees” has the meaning set forth in Section 9.6(b)

1.15            “Late-St age Development” means with respect to a product that [*****] Studies have been initiated.

1.16            “Development and Option Agreement” has the meaning set forth in the Preamble.

1.17            “Disclosing Party” has the meaning set forth in Section 8.1

1.18            “Field of Use” means all [*****].

1.19            “First Commercial Sale” means the first sale for use or consumption of any Licensed Product in a country after all required Regulatory Approvals for commercial sale of such Licensed Product have been obtained in such country.

1.20            “Indemnification Claim Notice” has the meaning set forth in Section 9.6(c),

1.21            “Indemnified Party” has the meaning set forth in Section 9.6(c).

1.22            “Joint Interest Patents” means the Patents listed in Appendix 1.22 hereto, as amended from time to time.

1.23            “Know-How” means all commercial, technical, scientific and other know-how and information, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols), in all cases, provided it is confidential and proprietary, and regardless of whether patentable, in written, electronic or any other form.

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1.24            “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

1.25            “License Agreement” has the meaning set forth in the Preamble.

1.26            “License Agreement Effective Date” has the meaning set forth in the Preamble.

1.27            “Licensed Product” means: (i) [*****] product comprised of Lipid Nanoparticles (LNP) containing [*****] mRNA Constructs intended to express the Target and where such product is derived from, is based on, or utilizes any Acuitas LNP Technology; and/or (ii) [*****] Licensed Vaccine Product. If a given protein, e.g., an antibody comprises separated amino acid-chains, or a given Vaccine comprises multiple antigens or antibodies, which might be delivered as separated mRNA Constructs (combined in one LNP or delivered in separated LNPs), such product would be considered as one Licensed Product For the avoidance of doubt, the term “Licensed Product” in respect of the Target encompasses all variants of such Target, including the wild types, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been made (for example, mutated versions, derivatives or fragments) and species homologs and orthologs thereof, provided however that any such naturally occurring variant, engineered variant or species homolog or ortholog possesses [*****] to such Target(s) (for example [*****]).

1.28            “Licensed Vaccine Product” means [*****] product that is comprised of Lipid Nanoparticles (LNP) containing [*****] mRNA Constructs intended to express a [*****] Target and the [*****] Targets in any combination, if any, and where such product is a Vaccine and is derived from, is based on, or utilizes any Acuitas LNP Technology. Licensed Vaccine Products may consist of [*****] mRNA Constructs encoding for the [*****] Target and the [*****] Targets all of which, i.e., the [*****] Target with any combination of the [*****] Targets, if any, are considered the Target (for avoidance of doubt, a Licensed Vaccine Product must contain the [*****] Target and optionally any or all of the [*****] Targets, if any). CureVac may remove or add further [*****] Targets to this License Agreement in accordance with Section 4.2 below.

1.29            “LNP Technology” means Technology that claims, embodies or incorporates delivery systems (and components thereof) based on or incorporating lipid nanoparticles (LNP).

1.30            “LNP Technology Patent(s)” means Patents comprised in the Acuitas LNP Technology, including any future Patent which will become part of the Acuitas LNP Technology during the Term and further including Acuitas’ rights in the Joint Interest Patents, unless otherwise set forth herein.

1.31            “Losses” has the meaning set forth in Section 9.6(a).

1.32            “Major Market Country/ies” means the [*****].

1.33            “Mammalian Target” means a Target that is encoded by and expressed by a mammal including a human. For clarity all Targets that are antibodies are “Mammalian Targets”.

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1.34         “mRNA Construct” means any mRNA construct for the expression of a protein, including the sequence of such construct (which potentially comprises one (1) or more of a cap, 5’ UTR, the associated open reading frame, 3’UTR and a poly A tail), the chemistry of natural and non-natural nucleic acids, and other chemical modifications associated with such construct.

1.35         “mRNA Technology” means Technology that claims, embodies or incorporates expression systems (and components thereof), based on or incorporating mRNA.

1.36         “Milestones” means the milestones payable pursuant to Section 4.1.

1.37         “Milestone Event” has the meaning set forth in Section 4.1.

1.38         “Milestone Payment” has the meaning set forth in Section 4.1.

1.39         “Net Sales” means, with respect to any Licensed Product, the amount received by CureVac and its Affiliates and Sublicensees for bona fide sales of such Licensed Product to a Third Party (other than Affiliates and Sublicensees but including distributors for resale), less:

(a)            discounts (including cash, quantity and patient program discounts), retroactive price reductions, commissions, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers;

(b)            credits or allowances actually granted upon claims, damaged goods, rejections or returns of, and for uncollectable amounts on, such Licensed Product, including such Licensed Product returned in connection with recalls or withdrawals;

(c)            freight out, postage, shipping and insurance charges for delivery of such Licensed Product;

(d)            taxes or duties levied on, absorbed or otherwise imposed on the sale of such Licensed Product, including value-added taxes, or other governmental charges otherwise imposed upon the billed amount, as adjusted for rebates and refunds;

(e)            any invoiced amounts from a prior period which are not collected and are written off by CureVac or its Affiliates, including bad debts;

(f)             wholesaler and distributor administration fees; and

(g)            other customary deductions taken in the ordinary course of business in accordance with IFRS (International Financial Reporting Standards) principles.

Net Sales shall not include any payments among CureVac, its Affiliates and Sublicensees. Net Sales shall be determined in accordance with generally accepted accounting principles, consistently applied. Net Sales for any Combination Product shall be calculated on a country-by-country basis by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B), where A is the weighted average price paid for the Licensed Product contained in such Combination Product sold separately in finished form in such country, and B is the weighted average invoice price paid for the other active ingredients contained in such Combination Product sold separately in finished form in such country, if such Licensed Product and such other active ingredients are each sold separately in such country.

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If such other active ingredients are not sold separately in such country, then Net Sales for such Combination Product shall be calculated on a country-by-country basis by multiplying actual Net Sales of such Combination Product by the fraction A/C, where C is the weighted average invoice price paid for such Combination Product in such country. If such Licensed Product is not sold separately in finished form in such country, Net Sales for such Licensed Product will be determined by CureVac’s good faith estimate of the relative contribution of such Licensed Product and each such other active ingredients in such Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.

1.40         “Non-Mammalian Target” means a Target that is encoded by and expressed by a non-mammalian organism.

1.41         “Patent(s)” means an (i) issued patent, a patent application, and a future patent issued from any such patent application, (ii) a future patent issued from a patent application filed in any country worldwide which claims priority from a patent or patent application of (i), and (iii) any additions, divisions, continuations, continuations-in-part, invention certificates, substitutions, reissues, reexaminations, extensions, registrations, utility models, supplementary protection certificates and renewals based on any patent or patent application under (i) or (ii), but not including any rights that give rise to regulatory exclusivity periods (other than supplementary protection certificates, which will be treated as “Patents” hereunder).

1.42         “Patent Costs” means the reasonable, documented, out-of-pocket costs and expenses paid to outside legal counsel, and filing and maintenance expenses, actually and reasonably incurred by a Party in prosecuting and maintaining Patents and enforcing and defending them.

1.43         “Phase 1 Study” means a human clinical trial of a Licensed Product in any country, the primary purpose of which is the determination of safety and which may include the determination of pharmacokinetic and/or pharmacodynamic profiles in healthy individuals or a diseased patient population. A Phase 1 Study in a diseased patient population may include, in addition to primary determination of safety, dose exploration and a determination of preliminary efficacy of a product in the target patient population. For clarity, a particular human clinical trial of a Licensed Product will not be considered both a Phase 1 Study and a Phase 2 Study for the purposes of Milestone payments under Section 4.1.

1.44         “Phase 2 Study” means a human clinical trial of a Licensed Product in any country, and which is: (a) a human clinical trial (other than a Phase 1 Study) in which the primary purpose is dose exploration, dose response, duration of effect, kinetics or preliminary efficacy and safety of a product in the target patient population, or (b) a controlled dose-ranging clinical trial to evaluate further the efficacy and safety of such product in the target patient population and to define the optimal dosing regimen.

1.45         “Phase 3 Study” means a human clinical trial of a Licensed Product in any country, and which is: (a) a controlled study of a product in the target patient population of the efficacy and safety of such product which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient to obtain Regulatory Approval to market such product.

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1.46         “[*****] Target” will mean the designated [*****] Target of a Licensed Vaccine Product. Each [*****] Target encoded for in the Licensed Vaccine Product will be termed an “[*****] Target”.

1.47         “Receiving Party” has the meaning set forth in Section 8.1.

1.48         “Regulatory Approval” means, with respect to a country or extra-national territory, any and all approvals (including BLAs and MAAs), licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell or market a product in such country or some or all of such extra-national territory, including any pricing or reimbursement approvals.

1.49         “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental authority, in any jurisdiction in the world, involved in the granting of Regulatory Approval.

1.50         “Royalty Term” has the meaning set forth in Section 4.3(d).

1.51         “Solely Owned IP” has the meaning set forth in Article 5.

1.52         “Sublicensee” means any Third Party that is granted a sublicense as permitted by Section 2.2, either directly by CureVac or its Affiliates or indirectly by any other Sublicensee hereunder.

1.53         “Target(s)” means the protein(s) as described in Appendix 1.53 a or b hereto, together with all variants of such protein(s), including the wild types, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been introduced (for example, mutated versions, derivatives or fragments) and species homologs, orthologs thereof, provided however that any such naturally occurring variant, engineered variant or species homolog or ortholog possesses substantially similar biological activity to such protein(s) (for example antigenicity in case of antigens). If a given protein (e.g., an antibody) comprises separated amino acid chains which might be delivered by separated mRNA Constructs such protein is defined as one Target.

1.54         “Technology” means collectively Patents and Know-How.

1.55         “Technology Transfer Agreement” has the meaning set forth in Section 2.3.

1.56         “[*****]” has the meaning set forth in Section 1.1.

1.57        “ [*****] License” has the meaning set forth in Section 1.1.

1.58         “Term” has the meaning set forth in Section 10.1.

1.59         “Territory” means worldwide.

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1.60         “Third Party” means any person or entity other than CureVac, Acuitas and their respective Affiliates.

1.61         “Third Party Claims” has the meaning set forth in Section 9.6(a).

1.62         “[*****] Patent Rights” means any and all Patents resulting from the research collaboration conducted between Acuitas and [*****] of the [*****] from about [*****] to the effective date of the Development and Option Agreement together with associated Know-How to the extent this Know-How is known to Acuitas and can be provided by Acuitas without breaching any confidentiality obligations of Acuitas. For avoidance of doubt, such results include those of the research summarized in [*****].

1.63         “Vaccine” means any product primarily intended (i) to elicit an adaptive immune response in the recipient against a specific disease-causing organism or malignancy as the result of presentation of antigen(s) associated with the disease-causing organism or malignancy; or (ii) to provide passive immune protection against a specific disease-causing organism.

1.64         “Valid Claim” means, with respect to a particular country, any claim of (i) an issued and unexpired Patent; or (ii) a pending Patent claim, comprised within the Acuitas LNP Technology in such country that (a) has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no further appeal is possible (other than to the United States Supreme Court or to an equivalent court in the respective jurisdiction) and (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country; and with respect to a pending Patent claim provided such Patent has been pending for less than five (5) years of the earliest priority date of filing of such pending Patent.

2.            License Giants; Technology Transfer.

2.1           Licenses by_Acuitas. Subject to the terms and conditions of this License Agreement, Acuitas hereby grants to CureVac a non-exclusive, non-transferrable license, with the right to sublicense only as permitted by Section 2.3(b), under the Acuitas LNP Technology, to develop, have developed, make, have made, use and have used, sell, offer for sale, have sold and import and have imported Licensed Products in the Field of Use in the Territory. For the avoidance of doubt, in case of a Target for Licensed Vaccine Products, the non-exclusivity of the license applies with respect to the [*****] Target, and will cover (i) [*****] Target with or without, and with one or several [*****] Targets; and (ii) the use of the [*****] Target (but not any of the [*****] Targets) for any Licensed Product including but not limited to Vaccines.

2.2           Option for additional Technology licenses. For the event that, in their reasonable judgment CureVac, its Affiliates or sublicensees considers it necessary to [*****] above in order to develop, have developed, make, have made, use and have used (including for research and development), sell, offer for sale, have sold, import and have imported a Licensed Product incorporating Acuitas LNP Technology in the Field of Use in the Territory, Acuitas hereby grants to CureVac the option to acquire one or more sublicenses under any such in-licensed Technology, to the extent Acuitas has the right to grant such sublicenses. Such sublicense will be granted at the terms and conditions of Acuitas’ main Third Party license agreement on the effective date of the sublicense agreement, and where such terms and conditions are equivalent to the terms and conditions that would be applicable to Acuitas if Acuitas were developing, making and/or selling the product under the Third Party license. The scope of each such option for a sublicense is equivalent to the scope of the license granted to CureVac under Section 2.1 above, in each case being in respect of such additional Third Party LNP Technology. CureVac is entitled to exercise such an option at any time during the Term, and upon written notice of CureVac that it exercises the option, the Parties shall finalize in good faith the terms and conditions of such sublicense agreement according to the terms and conditions of Acuitas’ main Third Party license agreement.

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2.3           Sublicensing Rights.

(a)            Transfer. The license granted in Section 2.1 is transferable only upon a permitted assignment of this License Agreement in accordance with Section 11.11.

(b)            CureVac Sublicenses. The licenses granted in Section 2.1 may be sublicensed (with the right to sublicense through multiple tiers), in full or in part, by CureVac, its Affiliates or Sublicensees to CureVac’s Affiliates and Third Parties provided, that for any sublicense to Third Parties:

(i)            Each sublicense will be in writing and on terms consistent with and subject to the terms of this License Agreement,

(ii)            CureVac will provide Acuitas with a copy of any sublicense agreement with a Sublicensee within [*****] days of execution thereof, which sublicense agreement may be redacted as necessary to protect commercially sensitive information and shall be treated as CureVac Confidential Information hereunder;

(iii)            CureVac will be responsible for any and all obligations of such Sublicensee as if such Sublicensee were CureVac hereunder; and

(iv)            Any sublicense granted by CureVac to any rights licensed to it hereunder shall terminate immediately upon the termination of the license from Acuitas to CureVac and its Affiliates with respect to such rights, provided that such sublicensed rights shall not terminate if, as of the effective date of such termination pursuant to Sections 10.2, 10.3(a) or 10.4, a Sublicensee is not in material default of its obligations under its sublicense agreement, and within [*****] days of such termination and a written notice by Acuitas and disclosure of this License Agreement to the Sublicensee, the Sublicensee agrees in writing to be bound directly to Acuitas under a license agreement substantially similar to this License Agreement with respect to the rights sublicensed hereunder, substituting such Sublicensee for CureVac.

(c)            Subcontractors. For clarity purposes, CureVac is entitled to engage contract research organizations and contract manufacturing organizations for the development and manufacture of Licensed Products on behalf of CureVac. To the extent such contract organizations require a license to perform such subcontracted activities under applicable Laws, CureVac is entitled to grant a limited license without an obligation to meet the conditions of Section 2.3 (b)(ii) and (iv).

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2.4           Technology Transfer. After the License Agreement Effective Date and promptly upon written request by CureVac, Acuitas will conduct a full transfer of Acuitas LNP Technology to CureVac and/or its designee(s) (which designee(s) may be an Affiliate or Third Party manufacturers, and which Third Party manufacturers may also be a backup manufacturer or a second manufacturer of Licensed Products) as required for the applicable transferee of the then-current process. The technology transfer activities, the rights and obligations of the Parties, the reimbursement of Acuitas for the technology transfer activities, and the rights and licenses to any Technology generated in the course of the technology transfer are set forth in the Technology Transfer Agreement (“Technology Transfer Agreement”) in Appendix 2.4 hereto, provided, however, that such Technology Transfer Agreement and its Appendices may be amended to reflect any developments and any specific requirements with respect to the then current process on the effective date of the Technology Transfer Agreement which become known to the Parties only after the effective date of the Development and Option Agreement.

2.5           Updates to Appendix 1.1. Acuitas shall notify CureVac at least once every [*****] months of Patents that are added to the Acuitas LNP Technology following the License Agreement Effective Date or any Patents that have been abandoned or discontinued in accordance with the terms of this License Agreement. Appendix 1.1 shall be automatically updated to include any such added Patents provided that, with written notice to Acuitas, CureVac may elect to exclude any particular Patents from the Acuitas LNP Technology. Following any such notice by CureVac, the Acuitas Patents that CureVac identifies for exclusion from this License Agreement will no longer be licensed to CureVac hereunder, and CureVac shall not have any obligations hereunder with respect to such Patent.

2.6           Documents and Declarations. Acuitas shall execute all documents, give all declarations regarding the licenses granted hereunder and reasonably cooperate with CureVac to the extent such documents, declarations and/or cooperation are required for the recording or registration of the licenses granted hereunder at the various patent offices in the Territory for the benefit of CureVac, its Affiliates or their Sublicensees.

2.7           Conversion to an Exclusive License. In the event CureVac desires to convert the non-exclusive license granted in Section 2.1 to an exclusive license, then CureVac will notify the Escrow Agent thereof. If the Target the subject of this License Agreement is available for an exclusive license, the Escrow Agent will notify CureVac thereof, and thereupon: (i) the license granted in Section 2.1 will become an exclusive license; (ii) the financial provisions of this License Agreement equal to those amounts and percentages as set forth in a corresponding exclusive license agreement under the Development and Option Agreement; and (iii) this License Agreement will be deemed automatically amended to correspond thereto. Within [*****] days of such conversion of this License Agreement to exclusive (the “Conversion Date”), CureVac will pay to Acuitas an amount equal to sum of the difference between: (a) any amounts paid to Acuitas under this License Agreement up to the Conversion Date; and (b) the corresponding amounts CureVac would have paid Acuitas had this License Agreement been exercised on the Effective Date as an exclusive license agreement under the Development and Option Agreement.

3.            License Limitations. No licenses or other rights are granted by Acuitas hereunder to use any trademark, trade name, trade dress or service mark owned or otherwise Controlled by Acuitas or any of its Affiliates. All licenses and other rights are or shall be granted only as expressly provided in this License Agreement, and no other licenses or other rights is or shall be created or granted by either Party hereunder by implication, estoppel or otherwise.

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4.            Payments and Royalties.

4.1            Milestone Payments. CureVac will make milestone payments (each, a “Milestone Payment”) to Acuitas upon the first occurrence of each of the milestone events (each, a “Milestone Event”) by Licensed Product as set forth below in this Section 4.1. CureVac will notify Acuitas of the achievement of each Milestone Event within [*****] business days of such achievement. Each Milestone Payment will be payable to Acuitas by CureVac within [*****] days of the achievement of the specified Milestone Event and receipt of a respective invoice from Acuitas, and such payments when owed or paid will be non-refundable and non-creditable. If one or more of the Milestone Events set forth below are not achieved or not required for any reason, the payment for such skipped Milestone Event will be due [*****]. The maximum total of all Milestone Payments for all Licensed Products payable under this License Agreement is [*****].

Milestone Event	Milestone Payment
[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]
[*****]	[*****]

*[*****] payments are payable for the [*****] [*****] for the [*****] Active Agreements and [*****] for the [*****] Active Agreements. For the avoidance of doubt, only license agreements concluded on the basis of the Development and Option Agreement will count towards the number of Active Agreements for the applicable [*****] payments. Provided a Licensed Product under this License Agreement is the first product comprised of Lipid Nanoparticles (LNP) containing one or more mRNA Constructs intended to express a protein that is a licensed product under this or any other exclusive license agreement entered into between the Parties on the basis of the Development and Option Agreement to reach a Phase 1, Phase 2 or Phase 3 milestone, the first three clinical Milestone Payments (i.e., [*****]) If a Licensed Product under this License Agreement is not the first product under any exclusive license agreement entered into between the Parties on the basis of the Development and Option Agreement, but the first (and any subsequent) exclusive license agreement is terminated and the Licensed Product under this License Agreement therefore becomes the “first product” (i.e., no other exclusive license agreement under the Development and Option Agreement takes such place), [*****] in clinical development milestones will be applied to the Licensed Product under this License Agreement for any clinical milestones not achieved under the first or any subsequent exclusive license agreements.

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4.2	License Maintenance Fee for [*****] Targets.

(a)            Excess [*****] Targets. Upon the first dosing of the first patient in the first Phase 3 Study for the first Licensed Vaccine Product under this License Agreement anywhere in the Territory, CureVac will notify Acuitas in writing of the identity of any [*****] Target(s) not included in such Licensed Product (“[*****] Target(s)”). At CureVac’s election, to be made in such notice, and on an [*****] Target-by- [*****] Target basis, (i) this License Agreement will be amended to remove reference to the [*****] Target and all rights to such [*****] Target will revert back to Acuitas; or (ii) CureVac will retain its rights under this License Agreement to such [*****] Target and will pay to Acuitas a license maintenance fee for such retained Excess [*****] Target of [*****] per year if the [*****] Target is a Non-Mammalian Target and [*****] per year if the [*****] Target is a Mammalian Target and for as long as the Excessed [*****] Target is not part of any other Licensed Vaccine Product developed under this License Agreement. Thereafter, CureVac is entitled to remove any retained [*****] Target from this License Agreement upon prior written notice to Acuitas and upon receipt of such notice the obligation to pay license maintenance fees for such removed [*****] Target terminates.

(b)            Inclusion of Further [*****] Targets. In the event CureVac desires to include [*****] Targets for which [*****] was exercised under the Development and Option Agreement or to reintroduce a removed [*****] Target into the License Agreement, CureVac will notify the Escrow Agent of the identify and other information describing each protein as set forth in Appendix 1.53(b) that it desires to be an [*****] Target. If such protein is available, the Escrow Agent will notify CureVac, such protein will become an [*****] Target and CureVac will make the payment for such [*****] Target(s) as though such [*****] Target had been reserved at the time the [*****] Target was reserved and the option to exercise the License Agreement including the [*****] Target had then included such [*****] Target. For avoidance of doubt, the number of [*****] Targets for purposes of calculating the option payment will not be reduced for [*****] Targets that have been removed from the Licensed Agreement, if any. This License Agreement will then be amended to include reference to such further [*****] Target(s).

4.3	Royalties.

(a)            Royalty. Subject to the remainder of this Section 4.3, on a country-by-country basis and a Covered Product-by-Covered Product basis, “Covered Product” being a Licensed Product which is Covered by one or more Valid Claims, CureVac will pay to Acuitas a royalty of [*****] of Net Sales of the Covered Product in [*****] of Net Sales of the Covered Product in [*****] or [*****] of Net Sales of the Covered Product in Tier Three. On a country by country basis, in the event a Licensed Product is not a Covered Product in such country, CureVac will pay to Acuitas a royalty on Net Sales equal to the Minimum Royalty set forth in subsection (c) below.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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(b)            Third Party Royalty Payments. If CureVac or its Affiliate or Sublicensee, in its reasonable judgment, considers it necessary or useful to obtain a license from any Third Party under any LNP Technology that Covers a Licensed Product in order to develop, manufacture or commercialize such Licensed Product the amount of CureVac’s royalty obligations under Sections 4.3(a) will be reduced by [*****] of the amount of the royalty payments made to such Third Party (“Third Party Royalty Payments”), provided, however, that such reduction shall not result in less than the Minimum Royalty due to Acuitas under Section (c) below. For avoidance of doubt, Third Party Royalty Payments will include payments by CureVac in connection with Acuitas sublicenses under Section 2.2.

(c)            Minimum Royalty. Except as set forth in subsection (d) below, in no event will the Royalty payable by CureVac to Acuitas for any Licensed Product (whether or not a Covered Product) be less than the following according to which [*****] such Licensed Product corresponds to:

(i)           [*****]

(ii)          [*****]

(iii)         [*****]

(d)            Third Party Royalty Reduction/Minimum Royalty applicable in the event of CureVac having rights under the [*****] Patent Rights If CureVac or its Affiliates or Sublicensees, in their reasonable judgment, consider it necessary or useful to obtain [*****] Patent Rights in order to develop, manufacture and/or commercialize a Licensed Product and CureVac does not obtain such rights from Acuitas under the Acuitas LNP Technology at no additional cost, then the amount of CureVac’s royalty obligations under Sections 4.3(a)  will be [*****] made by CureVac, its Affiliates or Sublicensees to Acuitas or any Third Party for such rights, provided that the Minimum Royalty payable to Acuitas in accordance with Section 4.3 (c) will not be less than as shown below and according to which [*****] such Licensed Product falls into. Provided however that CureVac or its Affiliates or Sublicensees cannot elect to take [*****] Patent Rights from a Third Party if such [*****] Patent Rights are included in rights from Acuitas under the Acuitas LNP Technology and provided to CureVac its Affiliates or Sublicensees at no additional cost. For greater clarity the minimum royalties owing to Acuitas as shown below are in respect of both royalty reductions arising under Section 4.3 (b) and/or arising under this Section 4.3(d):

(i)            [*****]

(ii)           [*****]

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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(iii)            [*****]

In the event that [*****] Patent Rights are included in the Acuitas LNP Technology (i.e., are at no additional cost to CureVac) and Cover a Licensed Product then the Minimum Royalty payable to Acuitas in accordance with Section 4.3 (c) will not be less than the following according to which [*****] such Licensed Product corresponds to:

(i)              [*****]

(ii)             [*****]

(iii)            [*****]

(e)            Term. The royalty term (“Royalty Term”) shall expire on a country-by-country and Licensed Product-by-Licensed Product basis, on the last to occur of (i) expiration of the last to expire Valid Claim in the Acuitas LNP Technology that, but for the license described herein from Acuitas to CureVac for the applicable Licensed Product, is infringed by the making, using or sale of such Licensed Product, (ii) expiration of any period of data exclusivity, market exclusivity or supplemental protection certificates covering the Licensed Product in such country; and (iii) ten (10) years after First Commercial Sale of Licensed Product in such country. For the avoidance of doubt, upon exhaustion of the obligation to pay Royalties to Acuitas as set forth above the continued use of Acuitas Know-How comprised in the LNP Technology for the development, manufacture and/or sale of the Licensed Product shall not, in and of itself, obligate CureVac to pay further royalties to Acuitas. Thereafter, CureVac’s license under Section 2.1 will become irrevocable, fully paid-up and royalty-free on a country-by-country and Licensed Product-by-Licensed Product basis.

(f)             Blended Royalty. The Parties acknowledge and agree that the Acuitas LNP Technology licensed under this License Agreement may justify royalty rates and/or Royalty Terms of differing amounts for the sale of Licensed Products in the Territory, depending on the number of LNP Technology Patents and their respective expiry. The Parties have determined in light of such considerations and for reasons of mutual convenience that blended royalty rates for the Acuitas LNP Technology licensed hereunder will apply during a single Royalty Term for sales of a Licensed Product in the Territory. Consequently, the Parties have agreed to adopt the royalty rates set forth in this Section 4.3 with respect to the sales of Licensed Products in the Territory as blended royalty rates.

4.4	Payment Terms.

(a)            Manner of Payment. All payments to be made by CureVac hereunder will be made in U.S. dollars by wire transfer to such bank account as Acuitas may designate.

(b)            Records and Audits. CureVac shall keep, and shall cause each of its Affiliates and Sublicensees, as applicable, to keep adequate books and records of accounting for the purpose of calculating all royalties payable to Acuitas hereunder. For the [*****] years next following the end of the calendar year to which each shall pertain, such books and records of accounting (including those of CureVac’s Affiliates) shall be kept at each of their principal places of business and shall be open for inspection at reasonable times and upon reasonable notice by an independent certified accountant selected by Acuitas, and which is reasonably acceptable to CureVac, for the sole purpose of inspecting the royalties due to Acuitas under this License Agreement. In no event shall such inspections be conducted hereunder more frequently than once every [*****] months. Such accountant must have executed and delivered to CureVac and its Affiliates, a confidentiality agreement as reasonably requested by CureVac, which shall include provisions limiting such accountant’s disclosure to Acuitas to only the results and basis for such results of such inspection. The results of such inspection, if any, shall be binding on both Parties. Any underpayments shall be paid by CureVac within [*****] days of notification of the results of such inspection. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods. Acuitas shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any calendar year shown by such inspection of more than [*****] of the amount paid, CureVac shall reimburse Acuitas for any reasonable out-of-pocket costs of such accountant.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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(c)            Reports and Royalty Payments. For as long as royalties are due under Section 4.3, CureVac shall furnish to Acuitas a written report for each Calendar Quarter, showing the amount of Net Sales of Licensed Products and royalty due for such Calendar Quarter. Reports shall be provided within [*****] days of the end of the Calendar Quarter for Net Sales generated by CureVac and its Affiliates, and within [*****] days of the end of the Calendar Quarter for Net Sales generated by Sublicensees,. Royalty payments for each Calendar Quarter shall be due at the same time as the last such written report for the Calendar Quarter. The report shall include, at a minimum, the following information for the applicable Calendar Quarter, each listed by Licensed Product and by country of sale: (i) the number of units of Licensed Products sold by CureVac and its Affiliates and Sublicensees on which royalties are owed to Acuitas hereunder; (ii) the gross amount received for such sales; (iii) Net Sales; (iv) the amounts of any credits or reductions permitted by Section 4.3; and (v) the computations for any Acuitas currency conversions pursuant to subsection (d) below. CureVac will require each Sublicensee to share with Acuitas the information listed in the foregoing clauses as it relates to Net Sales made by such Sublicensee, and to the extent practicable, will include such Sublicensee information in such report. All such reports shall be treated as Confidential Information of CureVac. In the event of a Change of Control by an acquirer that is commercializing a Competitive Product, reports shall be limited to (iii) and (v) above.

(d)            Currency Exchange. With respect to Net Sales invoiced in U.S. dollars, the Net Sales and the amounts due to Acuitas hereunder will be expressed in U.S. dollars. With respect to Net Sales invoiced in a currency other than U.S. dollars, payments will be calculated based on standard methodologies employed by CureVac or its Affiliates or Sublicensees for consolidation purposes for the Calendar Quarter for which remittance is made for royalties.

(e)            Taxes. CureVac may withhold from payments due to Acuitas amounts for payment of any withholding tax that is required by Law to be paid to any taxing authority with respect to such payments. CureVac will provide Acuitas all relevant documents and correspondence, and will also provide to Acuitas any other cooperation or assistance on a reasonable basis as may be necessary to enable Acuitas to claim exemption from such withholding taxes and to receive a refund of such withholding tax or claim a foreign tax credit. CureVac will give proper evidence from time to time as to the payment of any such tax. The Parties will cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include CureVac making payments from a single source in the U.S., where possible. Apart from any such permitted withholding and those deductions expressly included in the definition of Net Sales, the amounts payable by CureVac to Acuitas hereunder will not be reduced on account of any taxes, charges, duties or other levies.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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(f)            Blocked Payments. In the event that, by reason of applicable law in any country, it becomes impossible or illegal for CureVac or its Affiliates or Sublicensees to transfer, or have transferred on its behalf, payments owed to Acuitas hereunder, CureVac will promptly notify Acuitas of the conditions preventing such transfer and such payments will be deposited in local currency in the relevant country to the credit of Acuitas in a recognized banking institution designated by Acuitas or, if none is designated by Acuitas within a period of [*****] days, in a recognized banking institution selected by CureVac or its Affiliate or Sublicensee, as the case may be, and identified in a written notice given to Acuitas.

(g)            Interest Due. If any payment due to Acuitas under this License Agreement is overdue (and is not subject to a good faith dispute), then CureVac will pay interest thereon (before and after any judgment) at an annual rate of the lesser of [*****] above the prime rate as reported in The Wall Street Journal, Eastern Edition, and the maximum rate permitted by applicable Law, such interest to run from the date upon which payment of such sum became due until payment thereof in full together with such interest.

(h)            Mutual Convenience of the Parties. The royalty and other payment obligations set forth hereunder have been agreed to by the Parties for the purpose of reflecting and advancing their mutual convenience, including the ease of calculating and paying royalties and other amounts to Acuitas.

5.            Ownership and Inventorship of IP.

Solely-Owned IP. As between the Parties, each Party will own and retain all right, title and interest in and to any and all Know-How and Patents arising therefrom that are discovered, created, conceived, developed or reduced to practice solely by or on behalf of such Party under or in connection with this License Agreement (“Solely Owned IP”). Subject to the licenses hereunder and the other terms and conditions of this License Agreement or any other agreement between the Parties, each Party will be solely responsible for the prosecution and maintenance, and the enforcement and defense, of any Patents within its Solely Owned IP.

6.            Patent Prosecution and Maintenance.

6.1            Generally. As between the Parties and subject to Section 6.2 below, Acuitas (or its Third Party licensor, if any) will have the sole right, at its sole costs, to prosecute and maintain LNP Technology Patents, other than the Joint Interest Patents. Upon filing, Acuitas will provide CureVac with copies of all applications for all such LNP Technology Patents, and all other material submissions and correspondence with any patent authorities regarding such LNP Technology Patents, in sufficient time (not to be less than [*****] days) to allow for review and comment by CureVac. In addition, Acuitas will provide CureVac and its counsel with an opportunity to consult with Acuitas and its counsel regarding prosecution and maintenance of any such LNP Technology Patents, and Acuitas will not unreasonably refuse to address all reasonable comments timely made by or on behalf of CureVac. As between the Parties, CureVac will have the first right to prosecute and maintain any and all Joint Interest Patents and the Parties will share equally all costs incurred by CureVac in connection with such efforts. Upon filing, CureVac will provide Acuitas with copies of all applications for such Joint Interest Patents, and all other material submissions and correspondence with any patent authorities regarding such Joint Interest Patents, in sufficient time (not to be less than [*****] days) to allow for review and comment by Acuitas. In addition, CureVac will provide Acuitas and its counsel with an opportunity to consult with CureVac and its counsel regarding prosecution and maintenance of any such Joint Interest Patents, and CureVac will consider in good faith all reasonable comments timely made by or on behalf of Acuitas.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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6.2           Election Not to Prosecute or Maintain or Pay Patent Costs.

(a)            By Acuitas. If Acuitas elects not (i) to file, prosecute or maintain any LNP Technology Patents for which it is responsible under Section 6.1 in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with prosecution or maintenance of any such LNP Technology Patents then in each such case Acuitas will so notify CureVac, promptly in writing and in good time to enable Acuitas to meet any deadlines by which an action must be taken to preserve such LNP Technology Patent in such country, if CureVac so requests. Upon receipt of each such notice by Acuitas, CureVac will have the right, but not the obligation, to notify Acuitas in writing on a timely basis that Acuitas should continue the prosecution and/or maintenance of such LNP Technology Patent in the respective country, and thereafter, Acuitas would prosecute and maintain such LNP Technology Patent in such country at the sole direction of CureVac, Acuitas would make available to CureVac all documentation and correspondence with respect to such LNP Technology Patent, and CureVac would compensate the reasonable Patent Costs incurred by Acuitas in connection with such efforts, i.e., Patent Costs which Acuitas would not have had incurred if it had elected not to file, prosecute or maintain the respective LNP Technology Patent. CureVac’s license to such LNP Technology Patent hereunder under Section 2.1 will be, irrevocable and royalty free, and such LNP Technology Patent will thereafter no longer be part of the Acuitas LNP Technology for purposes of this License Agreement. CureVac is entitled to discontinue the payment of Patent Costs for any LNP Technology Patents at any time, provided that it will so notify Acuitas in writing in time for such discontinuance.

(b)            By CureVac. If CureVac elects not (i) to file, prosecute or maintain any Joint Interest Patents for which it is responsible under Section 6.1 in any particular country before the applicable filing deadline or continue such activities once filed in a particular country, or (ii) to pay the Patent Costs associated with prosecution or maintenance of any Joint Interest Patents then in each such case CureVac will so notify Acuitas, promptly in writing and in good time to enable CureVac to meet any deadlines by which an action must be taken to preserve such Joint Interest Patent in such country at Acuitas’ expense, if Acuitas so requests. Upon receipt of each such notice by CureVac, Acuitas will have the right, but not the obligation, to notify CureVac in writing on a timely basis that CureVac should transfer the prosecution or maintenance of such Joint Interest Patent to Acuitas and at Acuitas’ sole expense and such LNP Technology Patent will thereafter no longer be part of the Acuitas LNP Technology for purposes of this License Agreement. Acuitas is entitled to discontinue the payment of Patent Costs for any Joint Interest Patents at any time, provided that it will so notify CureVac in writing in time for such discontinuance.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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6.3           Patent Extensions. If any election for LNP Technology Patent term restoration or extension, supplemental protection certificate or any of their equivalents is to be made with respect to any LNP Technology Patent, then the Parties will discuss and seek to reach mutual agreement whether or not to take such action, provided that if the Parties are not able to reach mutual agreement within [*****] days, then CureVac will have the sole right to make the final decision whether or not to seek such patent term restoration or extension, supplemental protection certificate or any of their equivalents with respect to: (i) Joint Interest Patents; and (ii) any other LNP Technology Patents that, on the date of conclusion of such discussions, [*****] and provided further that the exercise of such right by CureVac will not increase or otherwise change the rights or obligations of the Parties hereunder. Acuitas will have the sole right to make the final decision whether or not to seek Patent term restoration or extension, supplemental protection certificate or any equivalents for any product but the Licensed Products with respect to all other Patents within the Acuitas LNP Technology. Without the prior written consent of CureVac, Acuitas shall not apply for any term restoration or extension, supplemental protection certificate or any of their equivalents for any Licensed Product.

6.4           Regulatory Exclusivity Periods. With respect to any Patent listings required for any regulatory exclusivity periods for Licensed Products the Parties will discuss and seek to reach mutual agreement, subject to Applicable Law, on which LNP Technology Patents to list, provided that if the Parties are not able to agree within [*****] days, CureVac will have the right to make the final decision with respect to: (i) Joint Interest Patents; and (ii) any other LNP Technology Patents that, on the date of conclusion of such discussions, [*****] and provided further that the exercise of such right by CureVac will not increase or otherwise change the rights or obligations of the Parties hereunder. Except where required under Applicable Law, without the written consent of CureVac, Acuitas will not apply for, and is not authorized under this Agreement to apply for, any Patent listings required for any regulatory exclusivity periods for any Licensed Product. For the avoidance of doubt, Acuitas is not restricted from applying for any Patent listings required for any regulatory exclusivity periods for any product but the Licensed Products.

6.5           Cooperation. Each Party will reasonably cooperate with the other Party in those activities involving the LNP Technology Patents set forth in Sections 6.1 to 6.4. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants and agents of CureVac and Acuitas and their respective Affiliates and Sublicensees to execute all documents, as reasonable and appropriate so as to enable such activities in respect of any such LNP Technology Patents in any country.

7.            Patent Enforcement and Defense.

7.1           Notice. To the extent not in breach of an obligation of confidentiality, each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of any LNP Technology Patents by a Third Party, or of any claim of invalidity, unenforceability, or non-infringement of any LNP Technology Patents, and will, along with such notice, supply the other Party with any evidence in its possession pertaining thereto.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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7.2            Enforcement and Defense.

(a)            Enforcement. As between the Parties, Acuitas (or its Third Party licensor, or licensee if any) will have the first right, but not the obligation, to seek to abate any infringement of the LNP Technology Patents by a Third Party, or to file suit against any such Third Party for such infringement provided that (i) Acuitas shall bear all the expense of such suit or abatement of infringement, and (ii) CureVac shall have the first right but not the obligation to take action or bring suit against such Third party infringer with respect to: (A) Joint Interest Patents; and/or (B) any other LNP Technology Patents that, on the date of first notice of such infringement, are necessary or useful [*****]; provided that CureVac shall bear all the expense of such suit or abatement of infringement. If the Party first responsible for such enforcement elects not to take action or to bring suit to prosecute such infringement or to continue such action or suit, it shall notify the other Party of such election within [*****] days after become aware of or receipt of the notice of the infringement or after the election to stop any such action or suit. If after the expiration of the [*****] days period (or, if earlier, the date upon which the responsible Party provides written notice that it does not plan to bring such action) the responsible Party has neither obtained a discontinuance of infringement nor filed suit against any such Third Party infringer of such Patent, then (i) in the case of an election by Acuitas (or its Third Party licensor, or licensee if any) not to prosecute an infringement of an LNP Technology Patent, CureVac shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of such Patents, provided the infringement [*****] being the subject of this License Agreement, and further provided that CureVac shall bear all the expenses of such suit and (ii) in the case of a CureVac election not to prosecute an infringement of a Joint Interest Patents or LNP Technology Patent, Acuitas shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of such Patents, provided that Acuitas shall bear all the expenses of such suit.

(b)            Defense. As between the Parties, Acuitas (or is Third Party licensor or licensee, if any) will have the first right, but not the obligation, at its sole costs, to defend against a declaratory judgment action or other action challenging any LNP Technology Patents, other than: (i) Joint Interest Patents; and (ii) any other LNP Technology Patents that, on the date of first notice of such action, [*****], and as between the Parties, CureVac will have the first right, but not the obligation, at its sole costs, to defend against a declaratory judgment action or other action challenging Joint Interest Patents and/or such other LNP Technology Patents. If the Party first responsible for such defense does not take steps to defend within a commercially reasonably time, or elects not to continue any such defense (in which case it will promptly provide notice thereof to the other Party), then (i) in the case of an election by Acuitas (or its Third Party licensor, or licensee if any) not to defend an LNP Technology Patent, CureVac shall have the right, but not the obligation, to take defend any LNP Technology Patents that cover Licensed Product and no other product licensed or optioned by Acuitas to a Third Party or commercialized by Acuitas provided that CureVac shall bear all the expenses of such suit and (ii) in the case of a CureVac election not to defend the Joint Interest Patents, Acuitas shall have the right, but not the obligation, to take action or bring suit to defend such Patents, provided that Acuitas shall bear all the expenses of such suit.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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(c)            Notwithstanding the foregoing, any response to a Third Party infringer’s counterclaim of invalidity or unenforceability of any LNP Technology Patents shall be controlled by the Party who controls the relevant enforcement proceeding pursuant to Section 7.2 (a) unless otherwise mutually agreed by the Parties.

(d)            Withdrawal, Cooperation and Participation. With respect to any infringement or defensive action identified above in this Section 7.2 which may be controlled by either CureVac or Acuitas:

(i)            If the controlling Party ceases to pursue or withdraws from such action, it will promptly notify the other Party (in good time to enable the other Party to meet any deadlines by which any action must be taken to preserve any rights in such infringement or defensive action) and such other Party may substitute itself for the withdrawing Party, shall be granted the right and standing to sue in the other Party’s name, and proceed under the terms and conditions of this Section 7.2.

(ii)            The non-controlling Party will cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party), including (A) providing access to relevant documents and other evidence, (B) making its and its Affiliates and licensees and Sublicensees and all of their respective employees, subcontractors, consultants and agents available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such action, and (C) if necessary, by being joined as a party, subject for this clause (C) to the controlling Party agreeing to indemnify such non-controlling Party for its involvement as a named party in such action and paying those Patent Costs incurred by such Party in connection with such joinder. The Party controlling any such action will keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

(iii)            Each Party will have the right to participate or otherwise be involved in any such action controlled by the other Party, in each case at the participating (i.e., non-controlling) Party’s sole cost and expense. If a Party elects to so participate or be involved, the controlling Party will provide the participating Party and its counsel with an opportunity to consult with the controlling Party and its counsel regarding the prosecution of such action (including reviewing the contents of any correspondence, legal papers or other documents related thereto), and the controlling Party will take into account reasonable requests of the participating Party regarding such enforcement or defense.

(e)            Settlement. Neither Party will settle or consent to an adverse judgment in any action described in this Section 7.2 and controlled by such Party, including any judgment which affects the scope, validity or enforcement of any LNP Technology Patents involved therewith, without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed).

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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(f)             Damages. Unless otherwise agreed by the Parties, all monies recovered upon the final judgment or settlement of any action which may be controlled by either CureVac or Acuitas and described in Section 7.2(a) or 7.2(b) in each case will be used first to reimburse the controlling Party, and thereafter the non-controlling Party, for each of their out-of-pocket costs and expenses relating to the action, with the balance of any such recovery to be divided as follows:

(i)             To the extent such recovery reflects [*****]; and

(ii)            To the extent such recovery reflects reasonable [*****].

8.            Confidentiality.

8.1            Confidential Information. Each Party (“Disclosing Party”) may disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this License Agreement, certain proprietary or confidential information of Disclosing Party in connection with this License Agreement. The term “Confidential Information” means all information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, that are disclosed or made available by or on behalf of the Disclosing Party to the Receiving Party in connection with this License Agreement.

8.2            Restrictions. During the Term and for [*****] years thereafter, Receiving Party will keep all Disclosing Party’s Confidential Information in confidence with the same degree of care with which Receiving Party holds its own confidential information, but in no event less than reasonable care. Receiving Party will not use Disclosing Party’s Confidential Information except for in connection with the performance of its obligations and exercise of its rights under this License Agreement. Receiving Party has the right to disclose Disclosing Party’s Confidential Information without Disclosing Party’s prior written consent to Receiving Party’s Affiliates, and each of their employees, subcontractors, consultants and agents who have a need to know such Confidential Information in order to perform their obligations and exercise their rights under this License Agreement and who are under written obligation to comply with the restrictions on use and disclosure that are no less restrictive than those set forth in this Section 8.2. Receiving Party assumes responsibility for such entities and persons maintaining Disclosing Party’s Confidential Information in confidence and using same only for the purposes described herein.

8.3            Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information will not apply to a specific portion of the Disclosing Party’s Confidential Information to the extent that Receiving Party can demonstrate that such portion: (i) was known to Receiving Party or any of its Affiliates prior to the time of disclosure by the Disclosing Party without obligation of confidentiality; (ii) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (iii) is obtained on a non-confidential basis by Receiving Party or any of its Affiliates from a Third Party who to Receiving Party’s knowledge is lawfully in possession thereof and under no obligation of confidentiality to Disclosing Party; or (iv) has been independently developed by or on behalf of Receiving Party or any of its Affiliates without the aid, application or use of Disclosing Party’s Confidential Information.

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
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8.4            Permitted Disclosures. Receiving Party may disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a)            in order and to the extent required to comply with applicable Law (including any securities Law or regulation or the rules of a securities exchange) or with a legal or administrative proceeding;

(b)            in connection with prosecuting or defending litigation, and filing, prosecuting and enforcing LNP Technology Patents in connection with Receiving Party’s rights and obligations pursuant to this License Agreement; and

(c)            to acquirers or permitted assignees; investment bankers, investors and lenders, including potential acquirers, assignees, investment bankers, and lenders;

(d)            in the case of CureVac, to (i) subcontractors; or (ii) potential licensees or collaboration partners, but in case (ii) only such information that is reasonably necessary or useful for the potential licensee or partner to evaluate the applicable Licensed Product, and LNP/Licensed Product manufacturing processes, but excluding the particular chemical structure and formulation of any LNPs (which excluded information may be disclosed to such potential licensee or partner upon Acuitas’ prior written consent);

provided that (1) where reasonably possible, Receiving Patty will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant to subsections (a) and (b) sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (2) with respect to subsections (c) and (d), each of those entities are required to comply with the restrictions on use and disclosure in Section 8.2 (other than investment bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality).

8.5           Return of Confidential Information. Upon expiry or earlier termination of this License Agreement, upon written request of a Party (such request, if made, to be made within three (3) months of such expiry or termination) the other Party will destroy or return (as shall be specified in such request) to the requesting Party all copies of the Confidential Information of the requesting Party; provided that the Party may retain: (i) one copy of such Confidential Information for record-keeping purposes, for the sole purpose of ensuring compliance with this Agreement; (ii) any copies of such Confidential Information as is required to be retained under applicable Law; (iii) any copies of such Confidential Information as is necessary or useful for such Party to exercise a right or fulfill an obligation under another License Agreement, if any, or as set forth in this License Agreement; and (iv) any copies of any computer records and files containing Confidential Information that have been created by such Party’s routine archiving/backup procedures.

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8.6            Publications. Notwithstanding anything in this License Agreement to the contrary, CureVac is permitted to publish the results of its development under this License Agreement, provided, however, that it will not disclose Acuitas Confidential Information in any publication by CureVac of the results of any Licensed Product development by CureVac without Acuitas’ prior written consent, which will not be unreasonably withheld, conditioned or delayed.

8.7            Terms of this License Agreement; Publicity. The Parties agree that the existence and terms of the Parties’ relationship and this License Agreement will be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 8.4. Except as required by Law, each Party agrees not to issue any press release or public statement disclosing information relating to the existence of this License Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other Party.

9.            Warranties; Limitations of Liability; Indemnification.

9.1            Representations and Warranties. Each Party represents and warrants to the other as of the License Agreement Effective Date that:

(a)            it is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated,

(b)            it has the legal right and power to enter into this License Agreement, to extend the rights and licenses granted or to be granted to the other in this License Agreement, and to fully perform its obligations hereunder,

(c)            it has taken all necessary corporate action on its part required to authorize the execution and delivery of this License Agreement and the performance of its obligations hereunder and

(d)            this License Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

9.2            Additional Representations of Acuitas. Except as set forth on Appendix 9.2, Acuitas hereby represents and warrants to CureVac as of the License Agreement Effective Date as follows:

(a)            Impairment. Neither Acuitas nor any of its Affiliates has entered into any agreement or otherwise licensed, granted, assigned, transferred, conveyed or otherwise encumbered or disposed of any right, title or interest in or to any of its assets, including any intellectual property rights including Know-How, that would in any way conflict with or impair the scope of any rights or licenses granted to CureVac hereunder, including under any of the agreements which Acuitas has identified to CureVac prior to the License Agreement Effective Date.

(b)            Patents. Appendix 1.1 sets forth a complete and accurate list of all LNP Technology Patents. Acuitas Controls, and will Control during the Term, the LNP Technology Patents listed on Appendix 1.1 and the Know-How within the Acuitas LNP Technology, and is entitled to grant the licenses specified herein. To Acuitas’ knowledge, the LNP Technology Patents have been procured or are being procured from the respective patent offices in accordance with applicable Law. None of the LNP Technology Patents is or has been involved in any opposition, cancellation, interference, reissue or reexamination proceeding, and to Acuitas’ knowledge as of the License Agreement Effective Date, no Acuitas LNP Technology is the subject of any judicial, administrative or arbitral order, award, decree, injunction, lawsuit, proceeding or stipulation. As of the License Agreement Effective Date, neither Acuitas nor any of its Affiliates has received any notice alleging that the LNP Technology Patents are invalid or unenforceable, or challenging Acuitas’ ownership of or right to use any such rights.

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(c)            Entire LNP Technology. The Acuitas LNP Technology licensed to CureVac under this License Agreement comprises all Technology owned or in-licensed by Acuitas which is required to develop, manufacture and commercialize the Licensed Products.

(d)            Encumbrances. Acuitas and its Affiliates are not subject to any payment obligations to Third Parties as a result of the execution or performance of this License Agreement. As of the License Agreement Effective Date, neither Acuitas nor any of its Affiliates has granted any liens or security interests on the Acuitas LNP Technology, and the Acuitas LNP Technology as licensed hereby is free and clear of any mortgage, pledge, claim, security interest, covenant, easement, encumbrance, lien or charge of any kind.

(e)            Defaults. The execution, delivery and performance by Acuitas of this License Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any understanding, contract or agreement to which Acuitas is a party or by which it is bound, including each of the agreements which Acuitas has identified to CureVac prior to the License Agreement Effective Date, in each case as would reasonably be expected to have a material adverse effect on the rights granted to CureVac hereunder.

(f)            Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of Acuitas, currently threatened in writing against or affecting Acuitas that questions the validity of this License Agreement or the right of Acuitas to enter into this License Agreement or consummate the transactions contemplated hereby or that relates to the Acuitas LNP Technology.

(g)            Infringement. Neither Acuitas nor any of its Affiliates has received any notice of any claim, nor does Acuitas or its Affiliates have any knowledge of any basis for any claim, that any Patent, Know-How or other intellectual property owned or controlled by a Third Party would be infringed or misappropriated by the practice of any Acuitas LNP Technology in connection with the production, use, research, development, manufacture or commercialization of any Licensed Product.

(h)            Third Party Infringement. To Acuitas’ knowledge, no Third Party is infringing or has infringed any Patent within the Acuitas LNP Technology or is misappropriating or has misappropriated any Know-how within the Acuitas LNP Technology.

9.3            Disclaimers. Without limiting the respective rights and obligations of the Parties expressly set forth herein, each Party specifically disclaims any guarantee that any Licensed Product will be successful, in whole or in part. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LICENSE AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND UNDER THIS LICENSE AGREEMENT, EITHER EXPRESS OR IMPLIED.

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9.4            No Consequential Damages. NOTWITHSTANDING ANYTHING IN THIS LICENSE AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE TO THE OTHER OR ANY THIRD PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS LICENSE AGREEMENT FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT THIS SECTION 9.4 WILL NOT APPLY TO BREACHES OF A PARTY’S OBLIGATIONS OR UNDER ARTICLE NINE OR THE PARTIES’ INDEMNIFICATION RIGHTS AND OBLIGATIONS UNDER SECTION 9.6.

9.5            Performance by Others. The Parties recognize that each Party may perform some or all of its obligations under this License Agreement through Affiliates and permitted subcontractors provided, however, that each Party will remain responsible and liable for the performance by its Affiliates and permitted subcontractors and will cause its Affiliates and permitted subcontractors to comply with the provisions of this License Agreement in connection therewith.

9.6            Indemnification.

(a)            Indemnification by CureVac. CureVac will indemnify Acuitas, its Affiliates and their respective directors, officers, employees, Third Party licensors and agents, and their respective successors, heirs and assigns (collectively, “Acuitas Indemnitees”), and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) against the Acuitas Indemnitees to the extent arising from or occurring as a result of: (i) the breach by CureVac of any provision of this License Agreement; (ii) any negligence or willful misconduct on the part of any CureVac Indemnitee; or (iii) the development or commercialization by or on behalf of CureVac or any of its Affiliates or Sublicensees of Licensed Product other than if related to an LNP component thereof, except in each case (i)-(iii) to the extent arising from or occurring as a result of the negligence or willful misconduct on the part of an Acuitas Indemnitee or Acuitas’ breach of this License Agreement.

(b)            Indemnification by Acuitas. Acuitas will indemnify CureVac, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “CureVac Indemnitees”), and defend and hold each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims against CureVac Indemnitees to the extent arising from or occurring as a result of: (i) the breach by Acuitas of any provision of this License Agreement; or (ii) any negligence or willful misconduct on the part of any Acuitas Indemnitee, except in each case (i) and (ii) to the extent arising from or occurring as a result of the negligence or willful misconduct on the part of a CureVac Indemnitee or CureVac’s breach of this License Agreement.

(c)            Notice of Claim. All indemnification claims provided for in Sections 9.6(a) and 9.6(b) will be made solely by such Party to this License Agreement (the “Indemnified Party”). The Indemnified Party will promptly notify the indemnifying Party (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 9.6(a) and 9.6(b), but in no event will the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and estimated amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

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(d)            Defense, Settlement, Cooperation and Expenses.

(i)            Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [*****] days after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party (the indemnifying Party will consult with the Indemnified Party with respect to such counsel and a possible conflict of interest of such counsel retained by the indemnifying Party). In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party will reimburse the indemnifying Party for any and all costs and expenses (including reasonable attorneys’ fees and costs of suit) and any Third Party Claims incurred by the indemnifying Party in its defense of the Third Party Claim.

(ii)           Right to Participate in Defense. Without limiting Section 9.6(d)(i), any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (i) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.6(d)(i) (in which case the Indemnified Party will control the defense) or (ii) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles, in which case the indemnifying Party will assume one hundred percent (100%) of any such costs and expenses of counsel for the Indemnified Party.

(iii)          Settlement. With respect to any Third Party Claims that relate solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.6(d)(i), the indemnifying Party will have authority to agree to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, delayed or conditioned). The indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnified Party that is reached without the prior written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned.

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(iv)          Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other indemnified party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith, at the indemnifying Party’s expense. Such cooperation will include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making indemnified parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket costs and expenses in connection therewith.

(v)           Costs and Expenses. Except as provided above in this Section 9.6(d), the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

9.7            Insurance. Each Party will maintain at its sole cost and expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this License Agreement, and any agreement related hereto and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the respective industry of such Party for the activities to be conducted by such Party under this License Agreement. Subject to the preceding sentence, such liability insurance or self-insurance program will insure against all types of liability, including personal injury, physical injury or property damage arising out of the manufacture, sale, use, distribution or marketing of Licensed Product. The coverage limits set forth herein will not create any limitation on a Party’s liability to the other under this License Agreement.

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10.           Term and Termination.

10.1          Term. This License Agreement will commence as of the License Agreement Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, will continue on a Licensed Product-by-Licensed Product and a country-by-country basis, until there are no more payments owed Acuitas in such country (the longest such period of time hereunder, the “Term”). Upon there being no more such payments hereunder in such country, the license contained in Section 2.1 will become fully paid up and will remain in effect with respect to such Licensed Product in such country.

10.2          Termination by Acuitas.

(a)            Breach. Acuitas will have the right to terminate this License Agreement in full upon delivery of written notice to CureVac in the event of any material breach by CureVac of any terms and conditions of this License Agreement, provided that such breach has not been cured within [*****] days after written notice thereof is given by Acuitas to CureVac specifying the nature of the alleged breach.

(b)            Disputed Breach. If CureVac disputes in good faith the existence or materiality of a breach specified in a notice provided in accordance with Section 10.2(a), and CureVac provides Acuitas notice of such dispute within such [*****] day period, then Acuitas shall not have the right to terminate this License Agreement under Section 10.2(a) unless and until it is finally determined, in accordance with Section 11.1, that CureVac has materially breached this License Agreement and that CureVac fails to cure such breach within [*****] days following such decision. It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this License Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder. During the pendency of any such dispute, CureVac shall pay to Acuitas all Acuitas Milestone payments and royalty payments set forth herein.

10.3          Termination by CureVac.

(a)            Breach. CureVac will have the right to terminate this License Agreement in full upon delivery of written notice to Acuitas in the event of any material breach by Acuitas of any terms and conditions of this License Agreement, provided that such breach has not been cured within [*****] days after written notice thereof is given by CureVac to Acuitas specifying the nature of the alleged breach.

(b)            Discretionary Termination. CureVac will have the right (i) to terminate this License Agreement in full at its discretion for any reason by delivering written notice to Acuitas, such termination to be effective [*****] days following the date of such notice..

(c)            Alternative to Termination Under Section 10.3(a). If CureVac has the right to terminate this License Agreement under Section 10.3(a) as a result of a material breach by Acuitas (including following expiration of all applicable cure periods thereunder) that fundamentally impairs the value of CureVac’s rights hereunder with respect to the Licensed Target, then CureVac may, in lieu of exercising such termination right, elect by written notice to Acuitas before the end of such applicable cure period to have this License Agreement continue in full force and effect for the Term, provided that the following will apply: starting immediately after the end of such applicable cure period, CureVac may [*****] the Acuitas Milestone Payments and the royalty rates set forth in Article Four. In the event Acuitas notifies CureVac within [*****] days of receipt of CureVac’s notice that Acuitas reasonably and in good-faith disputes CureVac’s right to terminate this License Agreement pursuant to Section 10.3(a), CureVac shall instead deposit [*****] of such Acuitas Milestone Payments and royalty payments into an escrow account maintained by a mutually agreeable Third Party pending the resolution of such dispute in accordance with Section 11.1. In the event that it is established through the dispute resolution process that CureVac did have the right to terminate this License Agreement under Section 10.3(a), then the escrowed funds shall be released to CureVac and the [*****] shall apply going forward. In the event that it is established through the dispute resolution process that CureVac did not have the right to terminate this License Agreement under Section 10.3(a), then the escrowed funds shall be released to Acuitas, with interest, and CureVac shall resume full payment under this License Agreement (i.e., as if [*****] had been made pursuant to this Section 10.3(c)).

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10.4          Termination Upon Bankruptcy.

All rights and licenses granted under or pursuant to this License Agreement by Acuitas are, and will otherwise be deemed to be, for purposes of Section 65.11(7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36 (the “Insolvency Legislation”), a grant of “right to use intellectual property” as used in the Insolvency Legislation. The Parties agree that CureVac and its Affiliates and Sublicensees, as licensees of such rights under this License Agreement, will retain and may fully exercise all of their rights and elections under the Insolvency Legislation subject to the payment of amounts provided for herein. Without limiting CureVac’s rights under the Insolvency Legislation, if Acuitas becomes insolvent or makes an assignment for the benefit of its creditors or there is filed by or against the Acuitas any bankruptcy, receivership, reorganization or similar proceeding (an “Insolvency Event”) pursuant to or under the Insolvency Legislation or otherwise, CureVac shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of Acuitas, shall be promptly delivered to it (i) before this License Agreement is rejected by or on behalf of Acuitas, within [*****] days after CureVac’s written request, unless Acuitas, or its trustee or receiver, elects within [*****] days to continue to perform all of its obligations under this License Agreement, or (ii) after any rejection of this License Agreement by or on behalf of Acuitas, if not previously delivered as provided under clause (i) above. All rights of the Parties under this Section 10.4(b) and under Section 65.11(7) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3 and Section 32(6) of the Companies’ Creditors Arrangement Act are in addition to and not in substitution of any and all other rights, powers, and remedies that each party may have under this License Agreement, the Insolvency Legislation, and any other applicable Laws. CureVac shall have the right to perform the obligations of Acuitas hereunder with respect to such intellectual property, but neither such provision nor such performance by CureVac shall release Acuitas from any such obligation or liability for failing to perform it.

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10.5          Effects of Termination. Upon termination (but not expiration pursuant to Section 10.1) of this License Agreement for any reason:

(a)            Termination for Acuitas’ Breach. In the event of a termination by CureVac for Acuitas’ breach, the rights and licenses granted to CureVac under this License Agreement shall become perpetual and irrevocable and survive the termination of this License Agreement.

(b)            Cessation of Rights. Except as otherwise expressly provided herein, including in Sections 8.5, 10.5(a) and 10.5(c), all rights and licenses granted by Acuitas to CureVac in Section 2.1 will terminate.

(c)            Sell Off. Notwithstanding the termination of CureVac’s licenses and other rights under this License Agreement, CureVac shall retain the right to distribute, sell or otherwise dispose of its existing inventory of the Licensed Products, in each case that is intended for distribution, sale or disposition in the Territory, for a period of not more than three (3) months following the date of the effective termination, as though this License Agreement had not been terminated, and such distribution, sale or other disposition shall not constitute infringement of the Patents or other intellectual property or proprietary rights of Acuitas or its Affiliates. CureVac’s right to distribute, sell or otherwise dispose of its existing inventory of the Licensed Products pursuant to this Section 10.5 (c) shall be subject to CureVac’s continuing obligation to pay royalties with respect to the Net Sales.

10.6          Survival. In addition to the termination consequences set forth in Section 10.5, the following provisions will survive termination or expiration of this License Agreement: Articles 1 and 8 and Sections4.4, 5.1, 9.3, 9.4, 9.6, 9.7, 10.4, 10.5, 10.6, 11.1, 11.2, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11 and 11.12. Termination or expiration of this License Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this License Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights and obligations will terminate upon expiration of this License Agreement.

11.          General Provisions.

11.1          Dispute Resolution.

(a)            Disputes. Disputes arising under or in connection with this License Agreement will be resolved pursuant to this Section 11.1; provided, however, that in the event a dispute cannot be resolved without an adjudication of the rights or obligations of a Third Party (other than any CureVac Indemnitees or Acuitas Indemnitees identified in Section 9.6), the dispute procedures set forth Sections 11.1(c) and 11.1(c) will be inapplicable as to such dispute.

(b)            Dispute Escalation. In the event of a dispute between the Parties, the Parties will first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis within [*****] days, any Party may, by written notice to the other, have such dispute referred to each Party’s Chief Executive Officer or his or her designee (who will be a senior executive), who will attempt in good faith to resolve such dispute by negotiation and consultation for a [*****] day period following receipt of such written notice

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(c)            Dispute Resolution. In the event the Chief Executive Officers of the Parties are not able to resolve such dispute as set forth above, the Parties agree to try to solve such dispute amicably by mediation. The Parties shall conduct a mediation procedure according to the Mediation Rules of the World Intellectual Property Organization (WIPO) in effect on the date of the commencement of the mediation proceedings. The location of the mediation proceedings will be London, England. The number of mediators will be one (1). The language of the mediation proceedings will be English. If the dispute has not been settled pursuant to the said rules within [*****] days following the filing of a request for mediation or within such other period as the Parties may agree in writing, either Party may submit the dispute to final and binding arbitration. Any dispute relating to the validity performance, construction or interpretation of this Agreement, which cannot be resolved amicably between the Parties after following the procedure set forth in this Section 11.1, shall be submitted to arbitration in accordance with the Arbitration Rules of WIPO in effect on the date of the commencement of the arbitration proceedings. The location of the arbitration proceedings will be London, England. The number of arbitrators will be three (3). The language of the arbitration proceeding will be English. The decision of the arbitrators shall be final and binding upon the Parties (absent manifest error on the part of the arbitrator(s)) and enforceable in any court of competent jurisdiction.

(d)            Injunctive Relief. Notwithstanding the dispute resolution procedures set forth in this Section 11.1, in the event of an actual or threatened breach hereunder, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to any dispute resolution procedures hereunder.

(e)            Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 11.1 are pending, and the Parties will cooperate in taking all actions reasonably necessary to achieve such a result.

(f)            Prevailing Party. The prevailing Party in any arbitration under Section 11.1(c) or any other suit related to this License Agreement will be entitled to recover from the losing Party all out-of-pocket fees, costs and expenses (including those of attorneys, professionals and accountants and all those arising from appeals and investigations) incurred by the prevailing Party in connection with such arbitration or suit.

11.2          Cumulative Remedies and Irreparable Harm. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at Law or otherwise. Each Party acknowledges and agrees that breach of any of the terms or conditions of this License Agreement may cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party may be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of Law or equity, including money damages.

11.3          Relationship of Parties. Nothing in this License Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. There are no express or implied third party beneficiaries hereunder (except for CureVac Indemnitees and Acuitas Indemnitees for purposes of Section 9.6). For clarity, CureVac does not grant to Acuitas any rights or licenses under this License Agreement to any CureVac technology or intellectual property rights.

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11.4          Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law.

11.5          Governing Law. This License Agreement will be governed by and construed in accordance with the Laws of England and Wales, without respect to its conflict of Laws rules, provided that any dispute relating to the scope, validity, enforceability or infringement of any Patents or Know-How will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents or Know-How apply.

11.6          Counterparts; Facsimiles. This License Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this License Agreement by either Party will constitute a legal, valid and binding execution and delivery of this License Agreement by such Party.

11.7          Headings. All headings in this License Agreement are for convenience only and will not affect the meaning of any provision hereof.

11.8          Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this License Agreement. Accordingly, the rule of construction that any ambiguity in this License Agreement will be construed against the drafting party will not apply.

11.9           Interpretation. Whenever any provision of this License Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof and other equivalent words refer to this License Agreement as an entirety and not solely to the particular portion of this License Agreement in which any such word is used. All definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Appendices in this License Agreement arc to Sections and Appendices of this License Agreement. References to any Sections include Sections and subsections that arc part of the related Section.

11.10            Binding Effect. This License Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

11.11            Assignment. This License Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer licenses or other rights created by this License Agreement, except as expressly permitted hereunder or otherwise without the prior written consent of the other Party, which consent will not be unreasonably withheld; provided that either Party may assign this License Agreement without such consent to an Affiliate or to its successor in connection with sale of all or substantially all of its assets or business or that portion of its business pertaining to the subject matter of this License Agreement (whether by merger, consolidation or otherwise).

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY

11.12        Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this License Agreement will be in writing and will be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, or registered or certified mail, return receipt requested, postage prepaid to the following addresses:

If to CureVac:	CureVac AG
Paul-Ehrlich-Str. 15
72076 Tübingen
Germany
Attention: CEO and General Counsel

If to Acuitas:	Acuitas Therapeutics Inc.
2714 West 31 rst Avenue
Vancouver, B.C.
Canada V6L 2A1

Attention: President and CEO

With a copy to: McCarthy Tetrault LLP
Suite 2400 745 Thurlow Street
Vancouver, B.C.
Canada V6E 0C5
Attention: [*****]

Either Party may change its designated address by notice to the other Party in the manner provided in this Section 11.12.

11.13        Amendment and Waiver. This License Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

11.14        Severability. In the event that any provision of this License Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith to modify the License Agreement to preserve (to the extent possible) their original intent.

11.15        Entire Agreement. This License Agreement together with the Development and Option Agreement and any other license agreements entered into during the Term pursuant to the Development and Option Agreement are the sole agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to same.

38

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY

11.16        Force Majeure. Neither Acuitas nor CureVac will be liable for failure of or delay in performing obligations set forth in this License Agreement (other than any obligation to pay monies when due), and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Acuitas or CureVac; provided that the Party affected will promptly notify the other of the force majeure condition and will exert reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

[Remainder of this Page Intentionally Left Blank]

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Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc

EXECUTION COPY

WITNESS WHEREOF, the Parties have caused this License Agreement to be executed by their respective duly authorized officers as of the License Agreement Effective Date.

Acuitas Therapeutics Inc.

By:
(Signature)

Name:

Title:

Date:

CureVac AG

By:
(Signature)
Name:

Title:

Date:

Signature Page to License Agreement

40

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY

Appendix 1.1

Patents within the Acuitas LNP Technology
as of the License Agreement Effective Date

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY

Appendix 1.53a

Description of the Target

[*****]

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY

Appendix 1.53b

Description of the Vaccine Target

[*****]

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY

Appendix 2.4

Technology Transfer Agreement

[*****]

Non-Exclusive License Agreement between CureVac AG and Acuitas Therapeutics Inc
EXECUTION COPY

Appendix 9.2

Exceptions to Acuitas’ Representations and Warranties in Section 9.2

Exhibit 3.1 (a)

Work Plan

[*****]

Development and Option Agreement Between CureVac AG And Acuitas Therapeutics Inc
EXECUTION COPY 29 APRIL 2016

Exhibit 3.1 (f)

[*****]

Development and Option Agreement Between CureVac AG And Acuitas Therapeutics Inc
EXECUTION COPY 29 APRIL 2016

Exhibit 4.2A

Target Reservation Request Form

[*****]

Development and Option Agreement Between CureVac AG And Acuitas Therapeutics Inc
EXECUTION COPY 29 APRIL 2016

Exhibit 4.2B

Vaccine Target Reservation Request Form

[*****]